    As filed with the Securities and Exchange Commission on October 30, 1997


                                                File Nos. 333-8653 and 811-07725

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      / /

          Pre-Effective Amendment No.
                                      ---


          Post-Effective Amendment No.                                       /1/
                                      ---


                                     AND/OR
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              / /
          Amendment No.                                                      /3/
                        ---

                        (Check appropriate box or boxes)

                              SEASONS SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)

                               1 SunAmerica Center
                           Los Angeles, CA  90067-6022
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 858-8850

                                 Robert M. Zakem
                    Senior Vice President and General Counsel
                        SunAmerica Asset Management Corp.
                              The SunAmerica Center
                                733 Third Avenue
                            New York, NY  10017-3204
                     (NAME and ADDRESS OF AGENT FOR SERVICE)

                                   Copies to:

          Susan L. Harris, Esq.              Margery K. Neale, Esq.
            SunAmerica Inc.        Shereff, Friedman, Hoffman & Goodman, LLP
          1 SunAmerica Center                   919 Third Avenue
      Los Angeles, CA  90067-6022              New York, NY 10022
                              --------------------


     IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE
                                       BOX)

/X/  immediately upon filing pursuant   / / on (date) pursuant to paragraph (b)
     to paragraph (b)

/ /  75 days after filing pursuant to   / / on (date) pursuant to paragraph
     paragraph (a)                          (a) of Rule 485

                              SEASONS SERIES TRUST
                              CROSS REFERENCE SHEET
                             Pursuant to Rule 481(a)
                         UNDER THE SECURITIES ACT OF 1933



PART A
Item No.                                                                                 Caption in Prospectus
Item 1.   Cover Page . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Cover Page
Item 2.   Synopsis . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Not Applicable
Item 3.   Condensed Financial Information. . . . . . . . . . . . . . . . . . . . . . . . .Financial Highlights
Item 4.   General Description of Registrant. . . . . . . . . . .The Trust; Investment Objectives, Policies And
                                                          Restrictions; Investment Techniques And Risk Factors
Item 5.   Management of the Fund . . . . . . . . . . . . . . . . .Management; Portfolio Turnover and Brokerage
Item 5A   Management's Discussion of Fund Performance. . . . . . . . . . . . . . . . . . . . . .Not Applicable
Item 6.   Capital Stock and Other Securities . . . . . .The Trust; Dividends, Distributions and Federal Taxes;
                                                          Purchases and Redemptions; Shareholder Voting Rights
Item 7.   Purchase of Securities Being Offered . . . . . The Trust; Price of Shares; Purchases and Redemptions
Item 8.   Redemption or Repurchase . . . . . . . . . . . . . . . . . . . . . . . . . Purchases and Redemptions
Item 9.   Pending Legal Proceedings. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Not Applicable

PART B
Item No.                                                        Caption in Statement of Additional Information

Item 10.  Cover Page . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Cover Page
Item 11.  Table of Contents. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . Table of Contents
Item 12.  General Information and History. . . . . . . . . . . . . . . . . . . .The Trust; General Information
Item 13.  Investment Objectives and Policies . . . . . . . . . . . . . . . Investment Objectives and Policies;
                                                                   Investment Restrictions; Portfolio Turnover
Item 14.  Management of the Registrant . . . . . . . . . . . . . . . . . . . . . . Trust Officers and Trustees
Item 15.  Control Persons and Principal Holders of Securities. . . . . . . . . . . Trust Officers and Trustees
Item 16.  Investment Advisory and Other Services . . . . . . . . . . . Trust Officers and Trustees; Investment
                                                    Advisory and Management Agreement; Subadvisory Agreements;
                                                                                           General Information
Item 17.  Brokerage Allocation and Other Practices . . . . . . . . . . . . Execution of Portfolio Transactions
Item 18.  Capital Stock and Other Securities . . . . . . . . . . . . . . . . . . . . . . . . . Price of Shares
Item 19.  Purchase, Redemption and Pricing of Securities Being Offered . . . . . . . . . . . . Price of Shares
Item 20.  Tax Status . . . . . . . . . . . . . . . . . . . . . . . .Dividends, Distributions and Federal Taxes
Item 21.  Underwriters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Not Applicable
Item 22.  Calculation of Performance Data. . . . . . . . . . . . . . . . . . . . . . . . . . . .Not Applicable
Item 23.  Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .Not Applicable


Part C

     Information required to be included in Part C is set forth under the appropriate Item, so numbered in Part C to this Registration Statement.

                             SEASONS SERIES TRUST

                Supplement to the Prospectus dated April 3, 1997


The date of the Prospectus is hereby changed to October 30, 1997.

The following supplements the information contained in the Prospectus.

                          THE FINANCIAL HIGHLIGHTS

The following unaudited Financial Highlights are for the period April 15, 1997 (commencement of operations) through September 30, 1997. These Financial Highlights should be read in conjunction with the unaudited financial statements and notes thereto, which are included in the Statement of Additional Information and are incorporated by reference herein.

-------------------------------------------------------------------------------------------------------------------------

                                                                    DIVIDENDS
                                                                    DECLARED     DIVIDENDS     NET                  NET
            NET ASSET                 NET REALIZED &                FROM NET     FROM NET     ASSET               ASSETS
              VALUE        NET          UNREALIZED     TOTAL FROM    INVEST-     REALIZED     VALUE               END OF
  PERIOD    BEGINNING   INVESTMENT    GAIN(LOSS) ON    INVESTMENT     MENT        GAIN ON     END OF    TOTAL     PERIOD
  ENDED     OF PERIOD  INCOME(1)(2)    INVESTMENTS     OPERATIONS    INCOME     INVESTMENTS   PERIOD  RETURN(3)   (000'S)
-------------------------------------------------------------------------------------------------------------------------

                                             Multi-Managed Growth Portfolio

4/15/97-
9/30/97(5)   $10.00       $0.10           $2.00          $2.10           --           --      $12.10    21.00%    $15,052

                                         Multi-Managed Moderate Growth Portfolio
4/15/97-
9/30/97(5)    10.00        0.14            1.69           1.83           --           --      11.83     18.30      16,108

                                          Multi-Managed Income/Equity Portfolio
4/15/97-
9/30/97(5)    10.00        0.22            0.98           1.20           --           --      11.20     12.00      11,970

                                             Multi-Managed Income Portfolio
4/15/97-
9/30/97(5)    10.00        0.27            0.71           0.98           --           --      10.98      9.80       9,412

                                     Asset Allocation: Diversified Growth Portfolio
4/15/97-
9/30/97(5)    10.00        0.14            1.47           1.61           --           --      11.61     16.10      24,233

                                                     Stock Portfolio
4/15/97-
9/30/97(5)    10.00        0.03            2.51           2.54           --           --      12.54     25.40      20,116

----------------------------------------------------------------


                           RATIO OF NET
              RATIO OF      INVESTMENT                 AVERAGE
            EXPENSES TO     INCOME TO                 COMMISSION
  PERIOD    AVERAGE NET    AVERAGE NET    PORTFOLIO      PER
  ENDED        ASSETS         ASSETS      TURNOVER     SHARE(4)
----------------------------------------------------------------

                       Multi-Managed Growth Portfolio
4/15/97-
9/30/97(5)    1.29%(6)(7)    1.66%(6)(7)      63%       $.0505

                  Multi-Managed Moderate Growth Portfolio
4/15/97-
9/30/97(5)    1.21(6)(7)     2.50(6)(7)       58         .0477

                   Multi-Managed Income/Equity Portfolio
4/15/97-
9/30/97(5)    1.14(6)(7)     3.96(6)(7)       29         .0482

                       Multi-Managed Income Portfolio
4/15/97-
9/30/97(5)    1.06(6)(7)     4.87(6)(7)       38         .0578

               Asset Allocation: Diversified Growth Portfolio
4/15/97-
9/30/97(5)    1.21(6)(7)     2.52(6)(7)      113         .0306

                              Stock Portfolio
4/15/97-
9/30/97(5)    1.21(6)(7)     0.46(6)(7)       20         .0327

----------------------------------

(1) Calculated based upon average shares outstanding

(2) After fee waivers and expense reimbursements by the investment adviser

(3) Total return is not annualized and does not reflect expenses that apply to the separate account of Anchor National Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.

(4) The average commission per share is derived by dividing the agency commissions paid on equity securities trades by the number of shares purchased or sold.

(5) Unaudited

(6) Annualized

(7) During the period April 15, 1997 (commencement of operations) through September 30, 1997, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been as follows:

                                                    EXPENSES (6)   NET INVESTMENT INCOME (6)
                                                    ------------   -------------------------
Multi-Managed Growth Portfolio....................      1.69%                1.26%
Multi-Managed Moderate Growth Portfolio...........      1.61                 2.10
Multi-Managed Income/Equity Portfolio.............      1.65                 3.45
Multi-Managed Income Portfolio....................      1.64                 4.29
Asset Allocation: Diversified Growth Portfolio....      1.53                 2.20
Stock Portfolio...................................      1.44                 0.23

     The second sentence in the first paragraph under the heading entitled "THE TRUST" on page 3 of the Prospectus has been replaced with the following sentence:

          It was established to provide a funding medium for the Contract, which is issued by Variable Annuity Account Five (the "Account"), a separate account of Anchor National Life Insurance Company (the "Life Company"), organized under the laws of the state of Arizona.




October 30, 1997

                         Statement of Additional Information







                                 SEASONS SERIES TRUST










     This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the current Prospectus of Seasons Series Trust
          (the "Trust"). Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus. The
                      Prospectus may be obtained by writing to the
                          Trust at the following address:



                                    P.O. Box 54299
                          Los Angeles, California 90054-0299





                                  October 30, 1997

                                  TABLE OF CONTENTS

TOPIC                                                                       PAGE
-----                                                                       ----

THE TRUST....................................................................B-3

INVESTMENT OBJECTIVES AND POLICIES...........................................B-3

DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS............................B-31

PORTFOLIO TURNOVER..........................................................B-35

INVESTMENT RESTRICTIONS.....................................................B-35

TRUST OFFICERS AND TRUSTEES.................................................B-38

INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT................................B-39

SUBADVISORY AGREEMENTS......................................................B-41

DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES..................................B-41

PRICE OF SHARES.............................................................B-42

EXECUTION OF PORTFOLIO TRANSACTIONS.........................................B-43

GENERAL INFORMATION.........................................................B-45
     Custodian..............................................................B-45
     Independent Accountants and Legal Counsel..............................B-45
     Reports to Shareholders................................................B-45
     Shareholder and Trustee Responsibility.................................B-45
     Registration Statement.................................................B-46
FINANCIAL STATEMENTS........................................................B-46

                                      THE TRUST

     The Trust, organized as a Massachusetts business trust on October 10, 1995, is an open-end management investment company. Shares of the Trust are issued and redeemed only in connection with investments in and payments under variable annuity contracts, and may be sold to fund variable life contracts in the future. The Trust currently consists of six separate series or portfolios (each, a "Portfolio" and collectively the "Portfolios"), including four multi-managed Portfolios (each, a "Multi-Managed Portfolio," and collectively, the "Multi-Managed Portfolios"), the Asset Allocation: Diversified Growth Portfolio and the Stock Portfolio, as described in the Prospectus.


      Shares of the Trust are held by Variable Annuity Account Five, a separate account of Anchor National Life Insurance Company ("Life Company"), an Arizona life insurance company. The Life Company is a wholly owned subsidiary of SunAmerica Life Insurance Company, an Arizona corporation wholly owned by SunAmerica Inc., a Maryland corporation.


     SunAmerica Asset Management Corp. ("SunAmerica" or the "Adviser"), an indirect, wholly owned subsidiary of the Life Company, serves as investment adviser for each Portfolio. As described in the Prospectus, SunAmerica may retain subadvisers (each a "Subadviser" and collectively the "Subadvisers") to assist in management of one or more Portfolios. The Adviser and Subadvisers are sometimes referred to herein as the "Managers" or individually as a "Manager."




                          INVESTMENT OBJECTIVES AND POLICIES

     The investment objective and policies of each of the Portfolios are described in the Trust's Prospectus. Certain types of securities in which the Portfolios may invest and certain investment practices which the Portfolios may employ, which are described under "Investment Techniques and Risk Factors" in the Prospectus, are discussed more fully below.





     WARRANTS. A Portfolio may invest in warrants which give the holder of the warrant a right to purchase a given number of shares of a particular issue at a specified price until expiration. Such investments generally can provide a greater potential for profit or loss than investments of equivalent amounts in the underlying common stock. The prices of warrants do not necessarily move with the prices of the underlying securities. If the holder does not sell the warrant, he risks the loss of his entire investment if the market price of the underlying stock does not, before the expiration date, exceed the exercise price of the warrant plus the cost thereof. Investment in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying stock) with respect to the assets of the issuer.


      INVESTMENT IN SMALL, UNSEASONED COMPANIES. As described in the Prospectus, each Portfolio may invest in the securities of small companies having market capitalizations under $1 billion. These securities may have a limited trading market, which may adversely affect their disposition and can result in their being priced lower than might otherwise be the case. If other investment companies and investors who invest in such issuers trade the same securities when a Portfolio attempts to dispose of its holdings, the Portfolio may receive lower prices than might otherwise be obtained.



     Companies with market capitalization of $1 billion to $5 billion ("Mid-Cap Companies") may also suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile and somewhat speculative.


     FOREIGN SECURITIES. Investments in foreign securities offer potential benefits not available from investments solely in securities of domestic issuers by offering the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets.

     Each Portfolio may invest in securities of foreign issuers in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) or other similar securities convertible into securities of foreign issuers. ADRs are securities, typically issued by a U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depository. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Holders of unsponsored ADRs generally bear all the costs associated with establishing the unsponsored ADR. The depository of an unsponsored ADR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the holders of the unsponsored ADR voting rights with respect to the deposited securities or pool of securities. A Portfolio may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. The Portfolio may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Trust's custodian in three days. The Portfolio may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. For purposes of a Portfolio's investment policies, the Portfolio's investments in these types of securities will be deemed to be investments in the underlying securities. Generally ADRs, in registered form, are dollar-denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs, in bearer form, are designed for use in the European securities markets.


     Investments in foreign securities, including securities of developing countries, present special additional investment risks and considerations not typically associated with investments in domestic securities, including reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates than the U.S.; increased possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and differences (which may be favorable or unfavorable) between the U.S. economy and foreign economies.

     PASSIVE FOREIGN INVESTMENT COMPANIES ("PFICs") -- The Asset Allocation:
Diversified Growth Portfolio may invest, and Janus Capital Corporation may invest the assets of the Janus/growth component of each Multi-Managed Portfolio, in PFICs, which are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents and annuities. To the extent that a Portfolio invests in PFICs, income tax regulations may require the Portfolio to recognize income associated with the PFIC prior to the actual receipt of any such income.


     U.S. GOVERNMENT SECURITIES. A Portfolio may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. A Portfolio may also invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the "full faith and credit" of the United States. Obligations of the Government National Mortgage Association ("GNMA"), the Farmers Home Administration and the Export-Import Bank are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments.


     MORTGAGE-RELATED SECURITIES. A Portfolio may also invest in mortgage-related securities, including certain U.S. government securities such as GNMA, FNMA or FHLMC certificates (as defined below), and private mortgage-related securities, which represent an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, fifteen-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. These certificates are in most cases pass-through instruments, through which the holder receives a share of all interest and principal payments, including prepayments, on the mortgages underlying the certificate, net of certain fees.


     The yield on mortgage-backed securities is based on the average expected life of the underlying pool of mortgage loans. The actual life of any particular pool will be shortened by any unscheduled or early payments of principal and interest. Principal prepayments generally result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to predict accurately the average life of a particular pool. Yield on such pools is usually computed by using the historical record of prepayments for that pool, or, in the case of newly-issued mortgages, the prepayment history of similar pools. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by the Portfolio to differ from the yield calculated on the basis of the expected average life of the pool.

     Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. When prevailing interest rates rise, the value of a pass-through security may decrease as does the value of other debt securities, but, when prevailing interest rates decline, the value of a pass-through security is not likely to rise on a comparable basis with other debt securities because of the prepayment feature of pass-through securities. The reinvestment of scheduled principal payments and unscheduled prepayments that the Portfolio receives may occur at higher or lower rates than the original investment, thus affecting the yield of the Portfolio. Monthly interest payments received by the Portfolio have a compounding effect which may increase the yield to shareholders more than debt obligations that pay interest semi-annually. Because of those factors, mortgage-backed securities may be less effective than U.S. Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Accelerated prepayments adversely affect yields for pass-through securities purchased at a premium (i.e., at a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-through securities purchased at a discount. A Portfolio may purchase mortgage-backed securities at a premium or at a discount.

     The following is a description of GNMA, FNMA and FHLMC certificates, the most widely available mortgage-backed securities:

     GNMA CERTIFICATES. GNMA certificates ("GNMA Certificates") are mortgage-backed securities which evidence an undivided interest in a pool or pools of mortgages. GNMA Certificates that a Portfolio may purchase are the modified pass-through type, which entitle the holder to receive timely payment of all interest and principal payments due on the mortgage pool, net of fees paid to the issuer and GNMA, regardless of whether or not the mortgagor actually makes the payment.

     GNMA guarantees the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FMHA"), or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is authorized by the National Housing Act and is backed by the full faith and credit of the United States. The GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

     The average life of a GNMA Certificate is likely to be substantially shorter than the original maturity of the mortgages underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosure will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee, except to the extent that a Portfolio has purchased the certificates at a premium in the secondary market.

     FHLMC CERTIFICATES. The Federal Home Loan Mortgage Corporation ("FHLMC") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCS") and guaranteed mortgage certificates ("GMCs") (collectively, "FHLMC Certificates"). PCS resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. The FHLMC guarantees timely monthly payment of interest (and, under certain circumstances, principal) of PCS and the ultimate payment of principal.

     GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years. The FHLMC guarantee is not backed by the full faith and credit of the U.S. Government.

     FNMA CERTIFICATES. The Federal National Mortgage Association ("FNMA") issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates represent a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest and principal on FNMA Certificates. The FNMA guarantee is not backed by the full faith and credit of the U.S. Government.

     Conventional mortgage pass-through securities ("Conventional Mortgage Pass-Throughs") represent participation interests in pools of mortgage loans that are issued by trusts formed by originators of the institutional investors in mortgage loans (or represent custodial arrangements administered by such institutions). These originators and institutions include commercial banks, savings and loans associations, credit unions, savings banks, insurance companies, investment banks or special purpose subsidiaries of the foregoing. For federal income tax purposes, such trusts are generally treated as grantor trusts or REMICs and, in either case, are generally not subject to any significant amount of federal income tax at the entity level.

     The mortgage pools underlying Conventional Mortgage Pass-Throughs consist of conventional mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on residential or mixed residential and commercial properties. Conventional Mortgage Pass-Throughs (whether fixed or adjustable rate) provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amount paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. A trust fund with respect to which a REMIC election has been made may include regular interests in other REMICs which in turn will ultimately evidence interests in mortgage loans.

     Conventional mortgage pools generally offer a higher rate of interest than government and government-related pools because of the absence of any direct or indirect government or agency payment guarantees. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loans, title, pool and hazard insurance and letters of credit. The insurance and guarantees may be issued by private insurers and mortgage poolers. Although the market for such securities is becoming increasingly liquid, mortgage-related securities issued by private organizations may not be readily marketable.

     Another type of mortgage-backed security in which the Asset Allocation:
Diversified Growth Portfolio and the SunAmerica/balanced and WMC/fixed income components of the Multi-Managed Portfolios may invest is a collateralized mortgage obligation ("CMO"). CMOs are fully collateralized bonds which are the general obligations of the issuer thereof (e.g., the U.S. government, a U.S. government instrumentality, or a private issuer). Such bonds generally are secured by an assignment to a trustee (under the indenture pursuant to which the bonds are issued) of collateral consisting of a pool of mortgages. Payments with respect to the underlying mortgages generally are made to the Trustee under the indenture. Payments of principal and interest on the underlying mortgages are not passed through to the holders of the CMOs as such (i.e., the character of payments of principal and interest is not passed through, and therefore payments to holders of CMOs attributable to interest paid and principal repaid on the underlying mortgages do not necessarily constitute income and return of capital, respectively, to such holders), but such payments are dedicated to payment of interest on and repayment of principal of the CMOs.

     Principal and interest on the underlying mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

     Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.

     A wide variety of CMOs may be issued in the parallel pay or sequential pay structures. These securities include accrual certificates (also known as "Z-Bonds"), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class ("PAC") certificates, which are parallel pay CMOs which generally require that specified amounts of principal be applied on each payment date to one or more classes of

CMOs (the "PAC Certificates"), even though all other principal payments and prepayments of the mortgage assets are then required to be applied to one or more other classes of the certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created to absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields which are much more volatile than the PAC classes.

     The Asset Allocation: Diversified Growth Portfolio and the SunAmerica/balanced and WMC/fixed income components of the Multi-Managed Portfolios may also invest in stripped mortgage-backed securities. Stripped mortgage-backed securities are often structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. Stripped mortgage-backed securities have greater market volatility than other types of U.S. Government securities in which a component invests. A common type of stripped mortgage-backed security has one class receiving some of the interest and all or most of the principal (the "principal only" class) from the mortgage pool, while the other class will receive all or most of the interest (the "interest only" class). The yield to maturity on an interest only class is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments, including principal prepayments, on the underlying pool of mortgage assets, and a rapid rate of principal payment may have a material adverse effect on a Portfolio's yield. While interest-only and principal-only securities are generally regarded as being illiquid, such securities may be deemed to be liquid if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of a Portfolio's net asset value per share. Only government interest-only and principal-only securities backed by fixed-rate mortgages and determined to be liquid under guidelines and standards established by the Trustees may be considered liquid securities not subject to a Portfolio's limitation on investments in illiquid securities.

     CERTAIN RISK FACTORS RELATING TO HIGH-YIELD BONDS. The WMC/fixed income and Janus/growth components of the Multi-Managed Portfolios and the Asset
Allocation: Diversified Growth Portfolio may invest in high-yield bonds. These bonds present certain risks which are discussed below:

          SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, a Portfolio may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Portfolio's net asset value.

          PAYMENT EXPECTATIONS - High-yield bonds may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Portfolio would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield bond's value will decrease in a rising interest rate market, as will the value of the Portfolio's assets. If the Portfolio experiences unexpected net redemptions, this may force it to sell high-yield bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing the Portfolio's rate of return.

          LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely a Portfolio's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield bonds, especially in a thin market.

     ASSET-BACKED SECURITIES. Each Portfolio may invest in asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties.

      Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

      Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Portfolio will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

     SHORT-TERM DEBT SECURITIES. In addition to their primary investments, a Portfolio may also invest in the following types of money market and fixed-income securities:

          MONEY MARKET SECURITIES - Money Market securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements, commercial paper, bankers' acceptances, time deposits and certificates of deposit.

          COMMERCIAL BANK OBLIGATIONS - Certificates of deposit (interest-bearing time deposits), bankers' acceptances (time drafts drawn on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity) representing direct or contingent obligations of commercial banks.

          SAVINGS ASSOCIATION OBLIGATIONS - Certificates of deposit (interest-bearing time deposits) issued by mutual savings banks or savings and loan associations.

          COMMERCIAL PAPER - Short-term notes (up to 12 months) issued by corporations or governmental bodies, including variable amount master demand notes. Variable amount master demand notes permit a Portfolio to invest varying amounts at fluctuating rates of interest pursuant to the agreement in the master note. These are direct lending obligations between the lender and borrower, they are generally not traded, and there is no secondary market. Such instruments are payable with accrued interest in whole or in part on demand. The amounts of the instruments are subject to daily fluctuations as the participants increase or decrease the extent of their participation. In connection with master demand note arrangements, the Manager, subject to the direction of the Trustees, monitors on an ongoing basis, the earning power, cash flow and other liquidity ratios of the borrower, and its ability to pay principal and interest on demand. The Manager also considers the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's Investors
     Service ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's") and a Portfolio may invest in them only if it is determined that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. Master demand notes are considered to have a maturity equal to the repayment notice period unless the Manager has reason to believe that the borrower could not make timely repayment upon demand.

          CORPORATE BONDS AND NOTES - A Portfolio may purchase corporate obligations that mature or that may be redeemed in one year or less. These obligations originally may have been issued with maturities in excess of one year.

          GOVERNMENT SECURITIES - Debt securities maturing within one year of the date of purchase include adjustable-rate mortgage securities backed by GNMA, FNMA, FHLMC and other non-agency issuers. Although certain floating or variable rate obligations (securities whose coupon rate changes at least annually and generally more frequently) have maturities in excess of one year, they are also considered short-term debt securities. See "U.S. Government Securities".

     REPURCHASE AGREEMENTS. A Portfolio may enter into repurchase agreements with banks, brokers or securities dealers. In such agreements, the seller agrees to repurchase the security at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days, although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount which reflects an agreed-upon rate of return effective for the period of time a Portfolio's money is invested in the security. Whenever a Portfolio enters into a repurchase agreement, it obtains appropriate collateral. The instruments held as collateral are valued daily and if the value of the instruments declines, the Portfolio will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreements declines, the Portfolio may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited. The Trustees have established guidelines to be used by the Managers in connection with transactions in repurchase agreements and will regularly monitor each Portfolio's use of repurchase agreements. A Portfolio will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 15% of the value of its net assets. However, there is no limit on the amount of a Portfolio's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.

     HEDGING AND INCOME ENHANCEMENT STRATEGIES. Each Portfolio may write (I.E., sell) call options ("calls") on securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets to enhance income through the receipt of premiums from expired calls and any net profits from closing purchase transactions. After any such sale up to 25% of a Portfolio's total assets may be subject to calls. All such calls written by a Portfolio must be "covered" while the call is outstanding (I.E., the Portfolio must own the securities subject to the call or other securities acceptable for applicable escrow requirements). Calls on Futures (defined below) used to enhance income must be covered by deliverable securities or by liquid assets segregated to satisfy the Futures contract. If a call written by the Portfolio is exercised, the Portfolio forgoes any profit from any increase in the market price above the call price of the underlying investment on which the call was written.

     Primarily for hedging purposes, and from time to time for income enhancement, each Portfolio may use interest rate futures contracts, foreign currency futures contracts and stock and bond index futures contracts, including futures on U.S. government securities (together, "Futures"); forward contracts on foreign currencies ("Forward Contracts"); and call and put options on equity and debt securities, Futures, stock and bond indices and foreign currencies; and each Multi-Managed Portfolio may, through its WMC/fixed income component, invest in yield curve options (up to 5% of total assets allocated to the WMC/fixed income component) (all the foregoing referred to as "Hedging Instruments"). In addition, the Asset Allocation: Diversified Growth Portfolio may use Futures in order to adjust its exposure to various equity or fixed income markets or as a substitute for investment in underlying cash markets.


     Hedging Instruments may be used to attempt to: (i) protect against possible declines in the market value of a Portfolio's portfolio resulting from downward trends in the equity and debt securities markets (generally due to a rise in interest rates); (ii) protect a Portfolio's unrealized gains in the value of its equity and debt securities which have appreciated; (iii) facilitate selling securities for investment reasons; (iv) establish a position in the equity and debt securities markets as a temporary substitute for purchasing particular equity and debt securities; or (v) reduce the risk of adverse currency fluctuations.


     A Portfolio's strategy of hedging with Futures and options on Futures will be incidental to its activities in the underlying cash market. When hedging to attempt to protect against declines in the market value of the portfolio, to permit a Portfolio to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, a Portfolio could: (i) sell Futures; (ii) purchase puts on such Futures or securities; or (iii) write calls on securities held by it or on Futures. When hedging to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the debt securities market, a Portfolio could: (i) purchase Futures, or (ii) purchase calls on such Futures or on securities. When hedging to protect against declines in the dollar value of a foreign currency-denominated security, a Portfolio could: (i) purchase puts on that foreign currency and on foreign currency Futures; (ii) write calls on that currency or on such Futures; or (iii) enter into Forward Contracts at a lower rate than the spot ("cash") rate. Additional information about the Hedging Instruments the Portfolios may use is provided below.

OPTIONS

     OPTIONS ON SECURITIES. As noted above, each Portfolio may write and purchase call and put options (including, in the case of the Multi-Managed Portfolios, yield curve options) on equity and debt securities.

     When a Portfolio writes a call on a security it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than 9 months) at a fixed price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. A Portfolio has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

     To terminate its obligation on a call it has written, a Portfolio may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium received on the call written was more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because a Portfolio retains the underlying security and the premium received. If a Portfolio could not effect a closing purchase transaction due to lack of a market, it would hold the callable securities until the call expired or was exercised.

     When a Portfolio purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. A Portfolio benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and a Portfolio will lose its premium payment and the right to purchase the underlying investment.

     A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to a Portfolio as writing a covered call. The premium a Portfolio receives from writing a put option represents a profit as long as the price of the underlying investment remains above the exercise price. However, a Portfolio has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, a Portfolio (as the writer of the put) realizes a gain in the amount of the premium. If the put is exercised, a Portfolio must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, a Portfolio may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

     A Portfolio may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit a Portfolio to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Portfolio. A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option.

     When a Portfolio purchases a put, it pays a premium and has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment a Portfolio owns enables the Portfolio to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date, and the Portfolio will lose its premium payment and the right to sell the underlying investment pursuant to the put. The put may, however, be sold prior to expiration (whether or not at a profit).

     Buying a put on an investment a Portfolio does not own permits the Portfolio either to resell the put or buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price and as a result the put is not exercised, the put will become worthless on its expiration date. In the event of a decline in the stock market, a Portfolio could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

     When writing put options on securities, to secure its obligation to pay for the underlying security, a Portfolio will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. A Portfolio therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of a Portfolio as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring a Portfolio to take delivery of the underlying security against payment of the exercise price. A Portfolio has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which a Portfolio effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once a Portfolio has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

     OPTIONS ON FOREIGN CURRENCIES.   Each Portfolio may write and purchase puts
and calls on foreign currencies. A call written on a foreign currency by a Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A put option is "covered" if the Portfolio deposits with its custodian cash or liquid securities with a value at least equal to the exercise price of the put option. A call written by a Portfolio on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Portfolio collateralizes the option by maintaining in a segregated account with the Trust's custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

     OPTIONS ON SECURITIES INDICES. As noted above, each Portfolio may write and purchase call and put options on securities indices. Puts and calls on broadly-based securities indices are similar to puts and calls on securities except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or Futures. When a Portfolio buys a call on a securities index, it pays a premium. During the call period, upon exercise of a call by a Portfolio, a seller of a corresponding call on the same investment will pay the Portfolio an amount of cash to settle the call if the closing level of the securities index upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference. When a Portfolio buys a put on a securities index, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Portfolio's exercise of its put, to deliver to the Portfolio an amount of cash to settle the put if the closing level of the securities index upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls.

FUTURES AND OPTIONS ON FUTURES

     FUTURES. Upon entering into a Futures transaction, a Portfolio will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin will be deposited with the Trust's custodian in an account registered in the futures broker's name; however the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. Prior to expiration of the Future, if a Portfolio elects to close out its position by taking an opposite position, a final determination of variation margin is made, additional cash is required to be paid by or released to the Portfolio, and any loss or gain is realized for tax purposes. All Futures transactions are effected through a clearinghouse associated with the exchange on which the Futures are traded.

     Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Portfolio's current or intended investments in fixed-income securities. For example, if a Portfolio owned long-term bonds and interest rates were expected to increase, that Portfolio might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Portfolio's portfolio. However, since the Futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Portfolio to hedge its interest rate risk without having to sell its portfolio securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of that Portfolio's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Portfolio from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Portfolio could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and that Portfolio's cash reserves could then be used to buy long-term bonds on the cash market.

     Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Portfolio's current or intended investments from broad fluctuations in stock or bond prices. For example, a Portfolio may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Portfolio's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the Futures position. When a Portfolio is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that the Portfolio intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

     As noted above, each Portfolio may purchase and sell foreign currency futures contracts for hedging or income enhancement purposes to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Portfolio may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the Futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Portfolio's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities since a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

     Conversely, each Portfolio could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing Futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Portfolio purchases futures contracts under such circumstances, however, and the price of securities to be acquired instead declines as a result of appreciation of the dollar, the Portfolio will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

     OPTIONS ON FUTURES. As noted above, the Portfolios may purchase and write options on interest rate futures contracts, stock and bond index futures contracts and foreign currency futures contracts. (Unless otherwise specified, options on interest rate futures contracts, options on stock and bond index futures contracts and options on foreign currency futures contracts are collectively referred to as "Options on Futures.")

     The writing of a call option on a Futures contract constitutes a partial hedge against declining prices of the securities in the portfolio. If the Futures price at expiration of the option is below the exercise price, the Portfolio will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the portfolio holdings. The writing of a put option on a Futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures contract. If the Futures price at expiration of the put option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Portfolio intends to purchase. If a put or call option a Portfolio has written is exercised, the Portfolio will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its Options on Futures positions, a Portfolio's losses from exercised Options on Futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     A Portfolio may purchase Options on Futures for hedging purposes, instead of purchasing or selling the underlying Futures contract. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Portfolio could, in lieu of selling a Futures contract, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Portfolio will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Portfolio will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, a Portfolio could purchase call Options on Futures, rather than purchasing the underlying Futures contract. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Portfolio will suffer a loss equal to the price of the call but the securities which the Portfolio intends to purchase may be less expensive.

FORWARD CONTRACTS

     A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. No price is paid or received upon the purchase or sale of a Forward Contract.

     A Portfolio may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.


     A Portfolio may enter into Forward Contracts with respect to specific transactions. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in (or affected by fluctuations in, in the case of ADRs) a foreign currency, or when a Portfolio anticipates receipt of dividend payments in a foreign currency, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment by entering into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction. A Portfolio will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

     A Portfolio may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when a Portfolio believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a Forward Contract to sell an amount of that foreign currency approximating the value of some or all of the portfolio securities denominated in (or affected by fluctuations in, in the case of ADRs) such foreign currency, or when a Portfolio believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a Forward Contract to buy that foreign currency for a fixed dollar amount. In this situation a Portfolio may, in the alternative, enter into a Forward Contract to sell a different foreign currency for a fixed U.S. dollar amount where the Portfolio believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Portfolio are denominated ("cross-hedged"). A Portfolio may also hedge investments denominated in a foreign currency by entering into forward currency contracts with respect to a foreign currency that is expected to correlate to the currency in which the investments are denominated ("proxy hedging").

     The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Trust's custodian will place cash or liquid securities in a separate account of the Portfolio having a value equal to the aggregate amount of the Portfolio's commitments under Forward Contracts entered into with respect to position hedges and cross-hedges. If the value of the securities placed in a separate account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, a Portfolio may purchase a call option permitting the Portfolio to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the Forward Contract price or the Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the Forward Contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

     The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (I.E., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency a Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency a Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Portfolio to sustain losses on these contracts and transactions costs.

     At or before the maturity of a Forward Contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. A Portfolio would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

     The cost to a Portfolio of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

     Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Portfolio may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

ADDITIONAL INFORMATION ABOUT HEDGING INSTRUMENTS AND THEIR USE

     The Trust's custodian, or a securities depository acting for the custodian, will act as the Portfolio's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Portfolio has written options or as to other acceptable escrow securities, so that no margin will be required for such transaction. OCC will release the securities on the expiration of the option or upon a Portfolio's entering into a closing transaction.

     An option position may be closed out only on a market which provides secondary trading for options of the same series and there is no assurance that a liquid secondary market will exist for any particular option. A Portfolio's option activities may affect its turnover rate and brokerage commissions. The exercise by a Portfolio of puts on securities will cause the sale of related investments, increasing portfolio turnover. Although such exercise is within a Portfolio's control, holding a put might cause the Portfolio to sell the related investments for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys a put or call, sells a call, or buys or sells an underlying investment in connection with the exercise of a put or call. Such commissions may be higher than those which would apply to direct purchases or sales of such underlying investments. Premiums paid for options are small in relation to the market value of the related investments, and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Portfolio's net asset value being more sensitive to changes in the value of the underlying investments.

     In the future, each Portfolio may employ Hedging Instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with a Portfolio's investment objectives, legally permissible and adequately disclosed.

REGULATORY ASPECTS OF HEDGING INSTRUMENTS

     Each Portfolio must operate within certain restrictions as to its long and short positions in Futures and options thereon under a rule (the "CFTC Rule") adopted by the Commodity Futures Trading Commission (the "CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Portfolio from registration with the CFTC as a "commodity pool operator" (as defined in the CEA) if it complies with the CFTC Rule. In particular, the Portfolio may (i) purchase and sell Futures and options thereon for bona fide hedging purposes, as defined under CFTC regulations, without regard to the percentage of the Portfolio's assets committed to margin and option premiums, and (ii) enter into non-hedging transactions, provided that the Portfolio may not enter into such non-hedging transactions if, immediately thereafter, the sum of the amount of initial margin deposits on the Portfolio's existing Futures positions and option premiums would exceed 5% of the fair value of its portfolio, after taking into account unrealized profits and unrealized losses on any such transactions. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

     Transactions in options by a Portfolio are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more exchanges or brokers. Thus, the number of options which a Portfolio may write or hold may be affected by options written or held by other entities, including other investment companies having the same or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the 1940 Act, when a Portfolio purchases a Future, the Portfolio will maintain, in a segregated account or accounts with its custodian bank, cash or liquid securities in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

TAX ASPECTS OF HEDGING INSTRUMENTS

     Each Portfolio intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). One of the tests for such qualification is that less than 30% of its gross income must be derived from gains realized on the sale of stock, securities and certain financial instruments held for less than three months. This limitation may limit the ability of a Portfolio to engage in options transactions and, in general, to hedge investment risk or close out a hedge position.

POSSIBLE RISK FACTORS IN HEDGING

     In addition to the risks discussed in the Prospectus and above, there is a risk in using short hedging by selling Futures to attempt to protect against decline in value of the portfolio securities (due to an increase in interest rates) that the prices of such Futures will correlate imperfectly with the behavior of the cash (I.E., market value) prices of the Portfolio's securities. The ordinary spreads between prices in the cash and Futures markets are subject to distortions due to differences in the natures of those markets. First, all participants in the Futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close Futures contracts through offsetting transactions which could distort the normal relationship between the cash and Futures markets. Second, the liquidity of the Futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the Futures markets could be reduced, thus producing distortion. Third, from the point-of-view of speculators, the deposit requirements in the Futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the Futures markets may cause temporary price distortions.

     If a Portfolio uses Hedging Instruments to establish a position in the debt securities markets as a temporary substitute for the purchase of individual debt securities (long hedging) by buying Futures and/or calls on such Futures or on debt securities, it is possible that the market may decline; if the Manager then determines not to invest in such securities at that time because of concerns as to possible further market decline or for other reasons, the Portfolio will realize a loss on the Hedging Instruments that is not offset by a reduction in the price of the debt securities purchased.

      ILLIQUID AND RESTRICTED SECURITIES. No more than 15% of the value of a Portfolio's net assets, determined as of the date of purchase, may be invested in illiquid securities including repurchase agreements which have a maturity of longer than seven days, interest-rate swaps, currency swaps, caps, floors and collars, or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There will generally be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, each of the Portfolios will seek to obtain the right of registration at the expense of the issuer (except in the case of Rule 144A securities).

     In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act for which there is a readily available market may be deemed to be liquid. The Manager will monitor the liquidity of such restricted securities subject to the supervision of the Trustees. In reaching liquidity decisions the Manager will consider, INTER ALIA, pursuant to guidelines and procedures established by the Trustees, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     Commercial paper issues in which a Portfolio's net assets may be invested include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by
Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration which is afforded by
Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. A Portfolio's 15% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Manager has determined to be liquid pursuant to guidelines established by the Trustees. The Trustees delegated to the Manager the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Trustees that require the Manager to take into account the same factors described above for other restricted securities and require the Manager to perform the same monitoring and reporting functions.

     HYBRID INSTRUMENTS; INDEXED/STRUCTURED SECURITIES. Hybrid Instruments, including indexed or structured securities, have been developed and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument (hereinafter "Hybrid Instruments"). Generally, a Hybrid Instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, Hybrid Instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

     Hybrid Instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Portfolio may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transactions costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the Portfolio could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Portfolio the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that the strategy will be successful and the Portfolio could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the Hybrid.

     The risks of investing in Hybrid Instruments reflect a combination of the risks of investing in securities, options, futures and currencies. Thus, an investment in a Hybrid Instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of Underlying Assets to which the instrument is linked. Such risks generally depend upon factors which are unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and which may not be readily foreseen by the purchaser, such as economic and political events, the supply and demand for the Underlying Assets and interest rate movements. In recent years, various Benchmarks and prices for Underlying Assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

     Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

     Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if "leverage" is used to structure the Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a given change in a Benchmark or Underlying Asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss as well as the potential for gain.

     Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter market without the guarantee of a central clearing organization or in a transaction between the Portfolio and the issuer of the Hybrid Instrument, the creditworthiness of the counter party or issuer of the Hybrid Instrument would be an additional risk factor which the Portfolio would have to consider and monitor. Hybrid Instruments also may not be subject to regulation of the CFTC, which generally regulates the trading of commodity futures by U.S. persons, the Securities and Exchange Commission (the "SEC"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

     The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the net asset value of the Portfolio. Accordingly, each Portfolio will limit its investments in Hybrid Instruments to 10% of total assets at the time of purchase. However, because of their volatility, it is possible that a Portfolio's investment in Hybrid Instruments will account for more than 10% of the Portfolio's return (positive or negative).

     When-Issued Securities and Firm Commitment Agreement. A Portfolio may purchase or sell securities on a "when-issued" or "delayed delivery" basis and may purchase securities on a firm commitment basis. Although a Portfolio will enter into such transactions for the purpose of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Portfolio may dispose of a commitment prior to settlement. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. During the period between commitment by a Portfolio and settlement (generally within two months but not to exceed 120 days), no payment is made for the securities purchased by the purchaser, and no interest accrues to the purchaser from the transaction. Such securities are subject to market fluctuation, and the value at delivery may be less than the purchase price. A Portfolio will maintain a segregated account with its custodian, consisting of cash or liquid securities at least equal to the value of purchase commitments until payment is made. A Portfolio will likewise segregate liquid assets in respect of securities sold on a delayed delivery basis.

     A Portfolio will engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When a Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to consummate the transaction. Failure to do so may result in a Portfolio losing the opportunity to obtain a price and yield considered to be advantageous. If a Portfolio chooses to (i) dispose of the right to acquire a when-issued security prior to its acquisition or (ii) dispose of its right to deliver or receive against a firm commitment, it may incur a gain or loss. (At the time a Portfolio makes a commitment to purchase or sell a security on a when-issued or firm commitment basis, it records the transaction and reflects the value of the security purchased, or if a sale, the proceeds to be received in determining its net asset value.)

     To the extent a Portfolio engages in when-issued and delayed delivery transactions, it will do so for the purpose of acquiring or selling securities consistent with its investment objectives and policies and not for the purposes of investment leverage. A Portfolio enters into such transactions only with the intention of actually receiving or delivering the securities, although (as noted above) when-issued securities and firm commitments may be sold prior to the settlement date. In addition, changes in interest rates in a direction other than that expected by the Manager before settlement of a purchase will affect the value of such securities and may cause a loss to a Portfolio.

     When-issued transactions and firm commitments may be used to offset anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Portfolio might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Portfolio might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields.

     LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, each Portfolio may lend portfolio securities in amounts up to 33 1/3% of total assets to brokers, dealers and other financial institutions, provided, that such loans are callable at any time by the Portfolio and are at all times secured by cash or equivalent collateral . In lending its portfolio securities, a Portfolio receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Portfolio continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in short-term obligations. A loan may be terminated by the borrower on one business day's notice or by a Portfolio at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Portfolio could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Manager to be creditworthy. On termination of the loan, the borrower is required to return the securities to a component; and any gain or loss in the market price of the loaned security during the loan would inure to the Portfolio. Each Portfolio will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower. Loans of portfolio securities will only be made to firms deemed by the Manager to be creditworthy.

     Since voting or consent rights which accompany loaned securities pass to the borrower, each Portfolio will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Portfolio's investment in the securities which are the subject of the loan.

     REVERSE REPURCHASE AGREEMENTS. A Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions that have been determined by the Manager to be creditworthy. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. A Portfolio will enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is expected to be greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. The Portfolio will maintain with the Custodian a separate account with a segregated portfolio of cash or liquid securities in an amount at least equal to its purchase obligations under these agreements (including accrued interest). In the event that the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's repurchase obligation, and the Portfolio's use of proceeds of the agreement may effectively be restricted pending such decision. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."


     DOLLAR ROLLS. Each Portfolio may enter into "dollar rolls" in which the Portfolio sells mortgage or other asset-backed securities ("Roll Securities") for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal and interest paid on the Roll Securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Portfolio also could be compensated through the receipt of fee income equivalent to a lower forward price. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. A Portfolio will only enter into covered rolls. Because "roll" transactions involve both the sale and purchase of a security, they may cause the reported portfolio turnover rate to be higher than that reflecting typical portfolio management activities.

     Dollar rolls involve certain risks including the following: if the broker-dealer to whom the Portfolio sells the security becomes insolvent, the Portfolio's right to purchase or repurchase the security subject to the dollar roll may be restricted and the instrument which the Portfolio is required to repurchase may be worth less than an instrument which the Portfolio originally held. Successful use of dollar rolls will depend upon the Manager's ability to predict correctly interest rates and in the case of mortgage dollar rolls, mortgage prepayments. For these reasons, there is no assurance that dollar rolls can be successfully employed.

     STANDBY COMMITMENTS -- Standby commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A Portfolio may acquire standby commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Portfolio may not transfer a standby commitment to a third party, although it could sell the underlying municipal security to a third party at any time. A Portfolio may purchase standby commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Manager may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. Standby commitments are subject to certain risks, including the ability of issuers of standby commitments to pay for securities at the time the commitments are exercised; the fact that standby commitments are not marketable by the Portfolios; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

     INTEREST-RATE SWAPS, MORTGAGE SWAPS, CAPS, COLLARS AND FLOORS. In order to protect the value of the Portfolio from interest rate fluctuations and to hedge against fluctuations in the fixed income market in which certain of the Portfolio's investments are traded, each Portfolio may enter into interest-rate swaps and mortgage swaps or purchase or sell interest-rate caps, floors or collars. The Portfolio will enter into these hedging transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio and to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also enter into interest-rate swaps for non-hedging purposes. Interest-rate swaps are individually negotiated, and the Portfolio expects to achieve an acceptable degree of correlation between its portfolio investments and interest-rate positions. A Portfolio will only enter into interest-rate swaps on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Interest-rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest-rate swaps is limited to the net amount of interest payments that the Portfolio is contractually obligated to make. If the other party to an interest-rate swap defaults, the Portfolio's risk of loss consists of the net amount of interest payments that the Portfolio is contractually entitled to receive. The use of interest-rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. All of these investments may be deemed to be illiquid for purposes of the Portfolio's limitation on investment in such securities. Inasmuch as these investments are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, the Adviser believes such obligations do not constitute senior securities and accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Portfolio's obligations over its entitlements with respect to each interest-rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by a custodian that satisfies the requirements of the 1940 Act. The Portfolio will also establish and maintain such segregated accounts with respect to its total obligations under any interest-rate swaps that are not entered into on a net basis and with respect to any interest-rate caps, collars and floors that are written by the Portfolio.

     A Portfolio will enter into these transactions only with banks and recognized securities dealers believed by the Manager to present minimal credit risk in accordance with guidelines established by the Board of Trustees. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

     The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

     Mortgage swaps are similar to interest-rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, upon which the value of the interest payments is based, is tied to reference pool or pools of mortgages.

     The purchase of an interest-rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate cap. The purchase of an interest-rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest-rate floor.

     PORTFOLIO TRADING. A Portfolio may engage in portfolio trading when it is believed by the Manager that the sale of a security owned and the purchase of another security of better value can enhance principal and/or increase income.
A security may be sold to avoid any prospective decline in market value in light of what is evaluated as an expected rise in prevailing yields, or a security may be purchased in anticipation of a market rise (a decline in prevailing yields). A security also may be sold and a comparable security purchased coincidentally in order to take advantage of what is believed to be a disparity in the normal yield and price relationship between the two securities.



                   DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

     COMMERCIAL PAPER RATINGS. Moody's employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

     Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earning and profitability may result in changes in level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

     If an issuer represents to Moody's that its commercial paper obligations are supported by the credit of another entity or entities, then the name or names of such supporting entity or entities are listed within parentheses beneath the name of the issuer, or there is a footnote referring the reader to another page for the name or names of the supporting entity or entities. In assigning ratings to such issuers, Moody's evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments or other entities, but only as one factor in the total rating assessment. Moody's makes no representation and gives no opinion on the legal validity or enforceability of any support arrangement. You are cautioned to review with your counsel any questions regarding particular support arrangements.

     Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

     Standard and Poor's ratings of commercial paper are graded into four categories ranging from A for the highest quality obligations to D for the lowest. A - Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated
with numbers  1, 2, and 3 to indicate the relative degree of safety.    A-1 -
This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation. A-2 - Capacity for timely payments on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1. B - Issues in this category are regarded as having only adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. C - This rating is assigned to short-term debt obligations with a doubtful capacity for payment. D - The rating indicates that the issues are either in default or are expected to be in default upon maturity.

     Duff & Phelps, Inc. ("Duff & Phelps") commercial paper ratings are consistent with the short-term rating criteria utilized by money market participants. Duff & Phelps commercial paper ratings refine the traditional 1 category. The majority of commercial issuers carry the higher short-term rating yet significant quality differences within that tier do exist. As a consequence, Duff & Phelps has incorporated gradations of 1+ and 1- to assist investors in recognizing those differences.

     Duff 1+ - Highest certainty of time repayment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1 - Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor. Duff 1- - High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small. Duff 2 - Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small. Duff 3 - Satisfactory liquidity and other protection factors, qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected. Duff 4 - Speculative investment characteristics. Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation. Duff 5 - Default.

     The short-term ratings of Fitch Investor Services, Inc. ("Fitch") apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes. The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner. Fitch short-term ratings are as follows: F-1+ Exceptionally Strong Credit Quality - Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment. F-1 Very Strong Credit Quality - Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+. F-2 Good Credit Quality - Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as good as it is for issues assigned F-1+ and F-1 ratings. F-3 Fair Credit Quality - Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade. F-5 Weak Credit Quality - Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions. D Default - Issues assigned this rating are in actual or imminent payment default. LOC - The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

     Thomson BankWatch, Inc. ("BankWatch") short-term ratings apply only to unsecured instruments that have a maturity of one year or less. These short-term ratings specifically assess the likelihood of an untimely payment of principal and interest. TBW-1 is the highest category, which indicates a very high degree of likelihood that principal and interest will be paid on a timely basis. TBW-2 is the second highest category and, while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

     CORPORATE DEBT SECURITIES. Moody's rates the long-term debt securities issued by various entities from "Aaa" to "C." Aaa - Best quality. These securities carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a larger, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of these issues. Aa - High quality by all standards. They are rated lower than the best bond because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat greater. A - Upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future. Baa - Medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well. Ba - Have speculative elements; future cannot be considered as well assured. The protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Bonds in this class are characterized by uncertainty of position. B - Generally lack characteristics of the desirable investment assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Caa - Of poor standing. Issues may be in default or there may be present elements of danger with respect to principal or interest. Ca - Speculative in a high degree; often in default or have other marked shortcomings. C - Lowest rated class of bonds; can be regarded as having extremely poor prospects of ever attaining any real investment standings.

     Moody's may apply numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of the generic rating category.

     Standard & Poor's rates the long-term securities debt of various entities in categories ranging from "AAA" to "D" according to quality. AAA - Highest rating. Capacity to pay interest and repay principal is extremely strong. AA
- High grade. Very strong capacity to pay interest and repay principal. Generally, these bonds differ from AAA issues only in a small degree. A -
Have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions than debt in higher rated categories. BBB - Regarded as having adequate capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for debt in higher rated categories. BB, B, CCC, CC, C - Regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicated the lowest degree of speculation and C the highest degree of speculation. While this debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. C1 - Reserved for income bonds on which no interest is being paid. D - In default and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or minus (-): The ratings of AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within these ratings categories.

     BankWatch rates the long-term debt securities issued by various entities either AAA or AA. AAA is the highest category, which indicates the ability to repay principal and interest on a timely basis is very high. AA is the second highest category, which indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category. Ratings in the long-term debt categories may include a plus (+) or minus (-) designation which indicates where within the respective category the issue is placed.

                                  PORTFOLIO TURNOVER

     The portfolio turnover rate is calculated for each Portfolio by dividing
(a) the lesser of purchases or sales of portfolio securities for the fiscal year by (b) the monthly average of the value of portfolio securities owned during the fiscal year. For purposes of this calculation, securities which at the time of purchase had a remaining maturity of one year or less are excluded from the numerator and the denominator. Transactions in Futures or the exercise of calls written by a Portfolio may cause the Portfolio to sell portfolio securities, thus increasing its turnover rate. The exercise of puts also may cause a sale of securities and increase turnover; although such exercise is within a Portfolio's control, holding a protective put might cause the Portfolio to sell the underlying securities for reasons which would not exist in the absence of the put. A Portfolio will pay a brokerage commission each time it buys of sells a security in connection with the exercise of a put or call. Some commissions may be higher than those which would apply to direct purchases or sales of portfolio securities.

     The quarterly rebalancing of the Portfolios as described in the Prospectus may also result in relatively higher portfolio turnover. Because each particular component (each, a "Managed Component" or "component") of the portfolio of each Multi-Managed Portfolio will be managed independently of each other, it is possible that the same security may be purchased and sold on the same day by two separate Managed Components of the same Multi-Managed Portfolio, resulting in higher brokerage commissions for the Portfolio.

     High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs which will be borne directly by a Portfolio. High portfolio turnover may also involve a possible increase in short-term capital gains or losses.


                               INVESTMENT RESTRICTIONS

     The Trust has adopted for each Portfolio certain investment restrictions that are fundamental policies and cannot be changed without the approval of the holders of a majority of that Portfolio's outstanding shares. Such majority is defined as the vote of the lesser of (i) 67% or more of the outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy or (ii) more than 50% of the outstanding shares. All percentage limitations expressed in the following investment restrictions are measured immediately after the relevant transaction is made. Each Portfolio may not:

     1. With respect to the Asset Allocation: Diversified Growth Portfolio and the Stock Portfolio, invest more than 5% of the value of its total assets in the securities of any one issuer, provided that this limitation shall apply only to 75% of the value of each such Portfolio's total assets and, provided further, that the limitation shall not apply to obligations issued or guaranteed by the government of the United States or of any of its agencies or instrumentalities.


     2. With respect to the Asset Allocation: Diversified Growth Portfolio and the Stock Portfolio, as to 75% of its total assets, purchase more than 10% of the outstanding voting securities of any one issuer.


     3. Invest more than 25% of the Portfolio's total assets in the securities of issuers in the same industry. (Industry shall be determined for this purpose by reference to Standard Industrial Classification codes.) Obligations of the U.S. government, its agencies and instrumentalities are not subject to this 25% limitation on industry concentration.

     4. Invest in real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein); provided that a Portfolio may hold or sell real estate acquired as a result of the ownership of securities.

     5. Purchase or sell commodities or commodity contracts, except to the extent that the Portfolio may do so in accordance with applicable law and the Portfolio's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act. Any Portfolio may engage in transactions in put and call options on securities, indices and currencies, spread transactions, forward and futures contracts on securities, indices and currencies, put and call options on such futures contracts, forward commitment transactions, forward foreign currency exchange contracts, interest rate, mortgage and currency swaps and interest rate floors and caps and may purchase hybrid instruments.

     6.   Make loans to others except for (a) the purchase of debt securities;
(b) entering into repurchase agreements; and (c) the lending of its portfolio securities.

     7. Borrow money, except that (i) each Portfolio may borrow from banks in amounts up to 33 1/3% of its total assets for temporary or emergency purposes,
(ii) each of the Multi-Managed Growth and Moderate Growth Portfolios, through its SunAmerica/aggressive growth component, may borrow for investment purposes to the maximum extent permissible under the 1940 Act (with any percentage limitation calculated only with respect to the total assets allocated to the SunAmerica/aggressive growth component of such Multi-Managed Portfolio), and
(iii) a Portfolio may obtain such short-term credit as may be necessary for the
clearance of purchases and sales of portfolio securities.   This policy shall
not prohibit a Portfolio's engaging in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

     8. Issue senior securities as defined in the 1940 Act, except that each Portfolio may enter into repurchase agreements, reverse repurchase agreements, dollar rolls, lend its portfolio securities and borrow money from banks, as described above, and engage in similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

     9. Engage in underwriting of securities issued by others, except to the extent that the Portfolio may be deemed to be an underwriter in connection with the disposition of portfolio securities of the Portfolio.

     The following additional restrictions are not fundamental policies and may be changed by the Trustees without a vote of shareholders. Each Portfolio may not:

     10.  Purchase securities on margin.

     11. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and, to the extent related to the segregation of assets in connection with the writing of covered put and call options and the purchase of securities or currencies on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to forward contracts, options, futures contracts and options on futures contracts. In addition, a Portfolio may pledge assets in reverse repurchase agreements, dollar rolls and similar investment strategies described in the Prospectus and Statement of Additional Information, as they may be amended from time to time.

      12. Sell securities short, including short sales "against the box" (i.e., where a Portfolio contemporaneously owns, or has the right to acquire at no additional cost, securities identical or substantially similar to those sold short) if as a result more than 25% of its net assets would be subject to such short sales.

     13. Purchase or sell securities of other investment companies except (i) to the extent permitted by applicable law and (ii) that Janus may invest uninvested cash balances of the Janus/growth component of each Multi-Managed Portfolio in money market mutual funds that it manages to the extent permitted by applicable law.

     14. Enter into any repurchase agreement maturing in more than seven days or investing in any other illiquid security if, as a result, more than 15% of a Portfolio's net assets would be so invested. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of that Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Manager has determined to be liquid pursuant to guidelines established by the Trustees, will not be considered illiquid for purposes of this 15% limitation on illiquid securities.

                             TRUST OFFICERS AND TRUSTEES


     The trustees and executive officers of the Trust, their ages and their principal occupations for the past five years are set forth below. Each Trustee also serves as a trustee of Anchor Pathway Fund and SunAmerica Series Trust. Unless otherwise noted, the address of each executive officer and trustee is 1 SunAmerica Center, Los Angeles, California 90067-6022.





Name, Age and Position(s)                         Principal Occupation(s) During Past Five Years
  Held with the Trust                             ----------------------------------------------
  -------------------


RICHARDS D. BARGER, 68, Trustee*                  Senior Partner, Law Firm of Barger
                                                  & Wolen; formerly, Director, Anchor
                                                  National Life Insurance Company
                                                  ("Anchor National") (1980-1986).


NORMAN J. METCALFE, 54,                           Vice Chairman and Chief Financial
Trustee*                                          Officer, The Irvine Company (March
                                                  1993 to Present); Executive Vice
                                                  President (1986-1992) and Director
                                                  (1984-1993), SunAmerica Inc.; formerly,
                                                  President, SunAmerica Investments,
                                                  Inc.  (1988-1992); (joined
                                                  SunAmerica Inc. in 1970); Executive
                                                  Vice President and Director, Anchor
                                                  National (1986-1992).


ALLAN L. SHER, 65,                                Director, Board of Governors, American
Trustee                                           Stock Exchange (1991 to present); formerly,
                                                  Chairman and Chief Executive Officer,
                                                  Bateman Eichler, Hill Richards (securities
                                                  firm) (1990-1992).


WILLIAM M. WARDLAW, 50,                           Partner, Freeman Spogli & Co., Incorporated
Trustee                                           (privately owned merchant banking firm)
                                                  (1988-Present).


JAMES K. HUNT, 45, Trustee,                       Executive Vice President, SunAmerica
Chairman and President*                           Investments, Inc. (1993 to present); President,
                                                  SunAmerica Corporate Finance (since January
                                                  1994); Senior Vice President, SunAmerica
                                                  Investments Inc. (1990-1993); Trustee, Chairman
                                                  and President, Anchor Pathway Fund and
                                                  SunAmerica Series Trust.


SCOTT L. ROBINSON, 51, Senior Vice                Senior Vice President and Controller,
President, Treasurer and Controller               SunAmerica Inc. (since 1991); Senior
                                                  Vice President of Anchor National
                                                  (since 1988); Vice President and Controller,
                                                  SunAmerica Inc. (1986-1991); Senior Vice
                                                  President, Treasurer and Controller,
                                                  Anchor Pathway Fund and




                                                 SunAmerica Series Trust; Joined SunAmerica
                                                 Inc. in 1978.


SUSAN L. HARRIS, 39,                             Senior Vice President (since
 Vice President, Counsel and Secretary           November 1995), Secretary (since
                                                 1995) and General Counsel - Corporate
                                                 Affairs (since December 1994),
                                                 SunAmerica Inc.; Senior Vice President
                                                 and Secretary, Anchor National
                                                 (since 1990); Vice President, Counsel
                                                 and Secretary, Anchor Pathway Fund
                                                 and SunAmerica Series Trust; Joined
                                                 SunAmerica Inc. in 1985.


PETER C. SUTTON, 33, Vice President             Senior Vice President, SAAMCo, since April
The SunAmerica Center                           1997; Treasurer, SunAmerica Mutual Funds,
733 Third Avenue                                Anchor Series Trust and Style Select Series,
New York, NY 10017-3204                         Inc., since 1996; Vice President, SunAmerica
                                                Series Trust and Anchor Pathway Fund, since
                                                1994; Joined SunAmerica Inc. in 1990.




* A trustee who is an "interested person" within the meaning of the 1940 Act.

         The Trust pays no salaries or compensation to any of its officers, all of whom are officers or employees of the Life Company or its affiliates.
    A fee of $500 for each meeting attended and expenses are paid to each Trustee who is not an officer or employee of Anchor National Life
    Insurance Company or its affiliates for attendance at meetings of the Board of Trustees.

         The following table sets forth information summarizing the compensation of each of the Trustees for his services as Trustee. The compensation received from the Trust is estimated for the fiscal year ending March 31, 1998, and the compensation received from other mutual funds in the same fund complex as the Trust is based on the fiscal year ended November 30, 1996.


                                  COMPENSATION TABLE

--------------------------------------------------------------------------------
                                                                    Total
                                            Pension or           Compensation
                                            Retirement         from Registrant
                          Aggregate      Benefits Accrued         and Fund
                        Compensation     as Part of Fund       Complex Paid to
    Trustee           from Registrant        Expenses             Trustees*
--------------------------------------------------------------------------------
Richards D. Barger     $1,500                    -              $22,000
--------------------------------------------------------------------------------
Norman J. Metcalfe     $1,500                                   $20,250
--------------------------------------------------------------------------------
Allan L. Sher          $1,500                                   $0
--------------------------------------------------------------------------------
William M. Wardlaw     $1,500                    -              $0
--------------------------------------------------------------------------------


* In addition to the Trust, the Trustees served on the boards of two other funds in the same mutual fund complex as the Trust. Messrs. Sher and Wardlaw began serving on the boards of the Trust and such other two funds in March of 1997.



                     INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT

    The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement with SunAmerica to handle the Trust's day-to-day affairs.


    The Investment Advisory and Management Agreement ("Management Agreement") provides that it will continue in effect until two years from the date of its approval by the Board of Trustees, unless terminated, and may be renewed from year to year as to each Portfolio for so long as such renewal is specifically approved at least annually by (i) the Board of Trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of each relevant Portfolio, and (ii) the vote of a majority of Trustees who are not parties to the Management Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. The Management Agreement also provides that it may be terminated by either party without penalty upon 60 days' written notice to the other party. The Management Agreement may be terminated with respect to a Portfolio at any time, without penalty, by the Trustees or by the holders of a majority of the respective Portfolio's outstanding voting securities on sixty (60) days written notice to the Adviser, or by the Adviser upon the approval by the Trust of another investment advisory agreement or on six months' written notice, whichever is earlier. The Agreement provides for automatic termination with respect to each Portfolio in the event of its assignment (as defined in the 1940 Act).

    As compensation for its services, the Adviser receives from the Trust a fee, accrued daily and payable monthly, based on the net assets of each Portfolio at the rates set forth in the Prospectus.


    PERSONAL TRADING. The Trust and the Adviser have adopted a written Code of Ethics (the "Code") which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the Code is an individual who is a trustee, director, officer, general partner or advisory person of the Trust or the Adviser. The guidelines on personal securities trading include: (i) securities being considered for purchase or sale, or purchased or sold, by any Investment Company advised by the Adviser, (ii) Initial Public Offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits, (vi) gifts, and (vii) services as a Trustee. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. The Adviser reports to the Board of Trustees on a quarterly basis, as to whether there were any violations of the Code by Access Persons of the Trust or the Adviser during the quarter.

    The Subadvisers have each adopted a written Code of Ethics, and have represented that the provisions of such Code of Ethics are substantially similar to those in the Code. Further, the Subadvisers report to the Adviser on a quarterly basis, as to whether there were any Code of Ethics violations by employees thereof who may be deemed Access Persons of the Trust. In turn, the Adviser reports to the Board of Trustees as to whether there were any violations of the Code by Access Persons of the Trust or the Adviser.

                                SUBADVISORY AGREEMENTS

    Janus Capital Corporation ("Janus"), T. Rowe Price Associates, Inc. ("T. Rowe Price"), Putnam Investment Management, Inc. ("Putnam") and Wellington Management Company, LLP ("WMC") act as Subadvisers to certain of the Portfolios pursuant to various Subadvisory Agreements with SunAmerica. Under the respective Subadvisory Agreements, T. Rowe Price manages the investment and reinvestment of the Stock Portfolio, Putnam manages the investment and reinvestment of the Asset Allocation: Diversified Growth Portfolio, and Janus and WMC each manage the investment and reinvestment of the component of the Multi-Managed Portfolios for which they are responsible. Each of the Subadvisers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight of supervision of SunAmerica, which pays the Subadvisers' fees.


    The Adviser pays each Subadviser a monthly fee.


    The Subadvisory Agreements will continue in effect for two years from the dates thereof, unless terminated, and may be renewed from year to year thereafter, so long as continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Subadvisory Agreements provide that they will terminate in the event of an assignment (as defined in the 1940 Act) or upon termination of the Management Agreement. Each Subadvisory Agreement may be terminated at any time, without penalty, by the Portfolio or the Trust, by the Trustees, by the holders of a majority of the respective Portfolio's outstanding voting securities, by the Adviser, on not less than thirty (30) nor more than sixty (60) days' written notice to the Subadviser, or by the Subadviser, on not less than ninety (90) days' written notice to the Adviser and the Trust; provided, that the Subadviser may not terminate the Subadvisory Agreement unless another subadvisory agreement has been approved by the Trust in accordance with the 1940 Act, or after six (6) months' written notice, whichever is earlier; provided, further, that each may terminate its respective Subadvisory Agreement on sixty (60) days' written notice in the event of a breach of such agreement by the Adviser.


                      DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

    FEDERAL TAXES - Each Portfolio of the Trust intends to meet all the requirements and to elect the tax status of a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As such, a Portfolio will not be subject to federal income tax on that portion of any income and net realized capital gains which it distributes to its shareholders. Each Portfolio intends to distribute all income and net realized capital gains to the Variable Separate Account. If a Portfolio should fail to meet the requirements of Subchapter M, it would be subject to income tax on its income and capital gains.

                                PRICE OF SHARES

    Shares of the Trsut are currently offered only to the Variable Separate Account. The price paid for shares, the offering price, is the net asset value per share calculated once daily at the close of regular trading (generally 4:00 p.m., Eastern time) each day the New York Stock Exchange is open for business.


    Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last reported bid prices. Non-convertible bonds, debentures, other long-term debt securities and short-term securities with original or remaining maturities in excess of 60 days, are normally valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds, when such prices are available; however, in circumstances in which the Manager deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one foreign exchange, a portfolio uses the exchange that is the primary market for the security. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Options traded on national securities exchanges are valued as of the close of the exchange on which they are traded. Futures and options traded on commodities exchanges are valued at their last sale price as of the close of such exchange. Other securities are valued on the basis of last or bid price (if a last sale price is not available) in what is, in the opinion of the Manager, the broadest and most representative market, that may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. The fair value of all other assets is added to the value of securities to arrive at the respective Portfolio's total assets.

    A Portfolio's liabilities, including proper accruals of expense items, are deducted from total assets.

    The net asset value of the respective Portfolio is divided by the total number of shares outstanding to arrive at the net asset value per share.

                         EXECUTION OF PORTFOLIO TRANSACTIONS

    It is the policy of the Trust, in effecting transactions in portfolio securities, to seek the best execution at the most favorable prices. The determination of what may constitute best execution involves a number of considerations, including the economic result to the Trust (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected where a large block is involved, the availability of the broker to stand ready to execute potentially difficult transactions and the financial strength and stability of the broker. Such considerations are judgmental and are considered in determining the overall reasonableness of brokerage commissions paid.

    A factor in the selection of brokers is the receipt of research services -- analyses and reports concerning issuers, industries, securities, economic factors and trends -- and other statistical and factual information. Research and other statistical and factual information provided by brokers is considered to be in addition to and not in lieu of services required to be performed by the Manager.

    The extent to which commissions may reflect the value of research services cannot be presently determined. To the extent that research services of value are provided by broker-dealers with or through whom the Manager places the Trust's portfolio transactions, the Manager may be relieved of expenses it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Manager in serving other clients as well as the Trust and research services obtained by the Manager as a result of the placement of portfolio brokerage of other clients could be useful and of value in serving the Trust.

    In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. The Trust is subject to an exemptive order from the Securities and Exchange Commission (the "SEC"), permitting the Trust to deal with securities dealers (that may be deemed to be affiliated persons of affiliated persons of the Trust solely because of any subadvisory relationship) as a principal in purchases and sales of certain securities.

    Subject to the above considerations, a Manager may use broker-dealer affiliates of a Manager, as a broker for any Portfolio. In order for such broker-dealer to effect any portfolio transactions for a Portfolio, the commissions, fees or other remuneration received by the broker-dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such broker-dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees of the Trust, including a majority of the non-interested Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to such broker-dealers are consistent with the foregoing standard. These types of brokerage transactions are also subject to such fiduciary standards as may be imposed upon the broker-dealers by applicable law.

    The policy of the Trust with respect to brokerage is reviewed by the Board of Trustees from time-to-time. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the foregoing practices may be modified.

    A Manager and its respective affiliates may manage, or have proprietary interests in, accounts with similar or dissimilar or the same investment objectives as one or more Portfolios of the Trust. Such account may or may not be in competition with a Portfolio for investments. Investment decisions for such accounts are based on criteria relevant to such accounts; portfolio decisions and results of the Portfolio's investments may differ from those of such other accounts. There is no obligation to make available for use in managing the Portfolio any information or strategies used or developed in managing such accounts. In addition, when two or more accounts seek to purchase or sell the same assets, the assets actually purchased or sold may be allocated among accounts on a good faith equitable basis at the discretion of the account's adviser. In some cases, this system may adversely affect the price or size of the position obtainable for a Portfolio.

    If determined by a Manager to be beneficial to the interests of the Trust, partners and/or employees of the Manager may serve on investment advisory committees, which will consult with the subadviser regarding investment objectives and strategies for the Trust. In connection with serving on such a committee, such persons may receive information regarding a Portfolio's proposed investment activities which is not generally available to unaffiliated market participants, and there will be no obligation on the part of such persons to make available for use in managing the Portfolio any information or strategies known to them or developed in connection with their other activities.

    It is possible that a Portfolio's holdings may include securities of entities for which a Manager or its affiliate performs investment banking services as well as securities of entities in which a subadviser or its affiliate makes a market. From time to time, such activities may limit a Portfolio's flexibility in purchases and sales of securities. When a Subadviser or its affiliate is engaged in an underwriting or other distribution of securities of an entity, the Subadviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for the Portfolio.

    Because each Managed Component of a Multi-Managed Portfolio will be managed independently of each other, it is possible that the same security may be purchased and sold on the same day by two separate Managed Components, resulting in higher brokerage commissions for the Portfolio.

                                 GENERAL INFORMATION

    CUSTODIAN - State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, serves as the Trust's custodian. In this capacity, State Street maintains the portfolio securities held by the Trust, administers the purchase and sale of portfolio securities, and performs certain other duties. State Street also serves as transfer agent and dividend disbursing agent for the Trust.

    INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL - Price Waterhouse LLP, 1177 Avenue of the Americas, New York, New York 10036, has been selected as the Trust's independent accountants. Price Waterhouse LLP performs an annual audit of the Trust's financial statements and provides tax consulting, tax return preparation and accounting services relating to filings with the SEC. The firms of Shereff, Friedman, Hoffman & Goodman, LLP, 919 Third Avenue, New York, NY 10022, and Blazzard, Grodd & Hasenauer, P.C., Suite 213, Oceanwalk Mall, 101 North Ocean Drive, Hollywood, Florida 33019, have been selected to provide legal counsel to the Trust.

    REPORTS TO SHAREHOLDERS - Persons having a beneficial interest in the Trust are provided at least semi-annually with reports showing the investments of the Portfolios, financial statements and other information.

    SHAREHOLDER AND TRUSTEE RESPONSIBILITY - Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

    Under the Declaration of Trust, the trustees or officers are not liable for actions or failure to act; however, they are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office. The Trust provides indemnification to its trustees and officers as authorized by its By-Laws and by the 1940 Act and the rules and regulations thereunder.

    REGISTRATION STATEMENT - A registration statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act. The Prospectus and this Statement of Additional Information do not contain all information set forth in the registration statement, its amendments and exhibits thereto, that the Trust has filed with the Securities and Exchange Commission, Washington, D.C., to all of which reference is hereby made.


                                 FINANCIAL STATEMENTS

    Set forth are the unaudited financial statements of the Trust for the period April 15, 1997 (commencement of operations) through September 30, 1997.

----------------

SEASONS SERIES TRUST
MULTI-MANAGED
GROWTH PORTFOLIO                      INVESTMENT PORTFOLIO -- SEPTEMBER 30, 1997

                                                                     (UNAUDITED)

COMMON STOCK -- 67.5%                        SHARES           VALUE
-----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 3.8%
APPAREL & TEXTILES -- 0.9%
Cutter & Buck, Inc.+ ...................          2,800   $      57,750
Liz Claiborne, Inc. ....................            600          32,962
R.P.M. Inc. ............................            900          18,450
Sola International, Inc.+ ..............            800          27,450

AUTOMOTIVE -- 0.5%
Ford Motor Co. .........................            400          18,100
Volkswagen AG ..........................             83          57,637

HOUSING -- 0.6%
Electrolux AB, Series B ................            311          24,306
Furniture Brands International,
  Inc.+ ................................          2,000          37,750
Industrie Natuzzi SpA ADR ..............            900          21,319

RETAIL -- 1.8%
Costco Cos., Inc.+ .....................          2,075          78,072
CVS Corp. ..............................            700          39,812
Federated Department Stores, Inc.+ .....            400          17,250
Linens 'N Things, Inc.+ ................            750          25,125
Nordstrom, Inc. ........................            925          58,969
Office Depot, Inc.+ ....................          1,375          27,758
Wal-Mart Stores, Inc. ..................            700          25,637
                                                          -------------
                                                                568,347
                                                          -------------

CONSUMER STAPLES -- 1.5%
FOOD, BEVERAGE & TOBACCO -- 1.1%
Philip Morris Cos., Inc. ...............            600          24,937
RJR Nabisco Holdings Corp. .............            700          24,063
Sara Lee Corp. .........................          2,300         118,450

HOUSEHOLD PRODUCTS -- 0.4%
Gillette Co. ...........................            300          25,894
Kimberly-Clark Corp. ...................            300          14,681
Procter & Gamble Co. ...................            400          27,625
                                                          -------------
                                                                235,650
                                                          -------------

ENERGY -- 6.0%
ENERGY SERVICES -- 2.9%
Baker Hughes, Inc. .....................            600          26,250
Friede Goldman International, Inc.+ ....          1,000          60,000
Royal Dutch Petroleum Co. ..............            400          22,200
Santa Fe International Corp.+ ..........          2,800         130,200
Schlumberger Ltd. ......................            700          58,931
Smedvig ASA, Class B ...................          1,391          41,299

                                                                ----------------

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
ENERGY (CONTINUED)
ENERGY SERVICES (CONTINUED)
Transocean Offshore, Inc. ..............          2,100   $     100,669

ENERGY SOURCES -- 3.1%
Diamond Offshore Drilling, Inc. ........          2,475         136,589
Elf Aquitaine SA .......................            446          59,540
Elf Aquitaine SA ADR ...................            775          51,683
ENSCO International, Inc. ..............            600          23,663
Exxon Corp. ............................            500          32,031
Mobil Corp. ............................            400          29,600
Noble Drilling Corp.+ ..................          2,300          74,175
Ocean Rig ASA+ .........................         17,728          30,433
Texaco, Inc. ...........................            400          24,575
                                                          -------------
                                                                901,838
                                                          -------------

FINANCE -- 8.1%
BANKS -- 3.9%
Astoria Financial Corp. ................            100           5,031
Banca Commerciale Italiana+ ............          8,069          23,186
Bank of New York Cos., Inc. ............          1,225          58,800
BankAmerica Corp. ......................          2,425         177,783
Chase Manhattan Corp. ..................            400          47,200
Citicorp ...............................            450          60,272
Dime Bancorp, Inc. .....................            250           5,234
First Union Corp. ......................            700          35,044
Hibernia Corp., Class A ................          1,000          17,000
Mellon Bank Corp. ......................            400          21,900
PNC Bank Corp. .........................          1,000          48,813
Queens County Bancorp, Inc. ............            100           5,181
Star Banc Corp. ........................          1,250          57,422
Wells Fargo & Co. ......................            100          27,500

FINANCIAL SERVICES -- 2.2%
American Express Co. ...................            400          32,750
Associates First Capital Corp. .........          1,700         105,825
Charles Schwab Corp. ...................          1,687          60,310
ContiFinancial Corp.+ ..................            500          16,250
Federal National Mortgage
  Association ..........................            400          18,800
FirstSpartan Financial Corp. ...........            200           7,750
GSB Financial Corp.+ ...................            125           2,047
Household International, Inc. ..........            200          22,637
SLM Holding Corp. ......................            300          46,350
Transamerica Corp. .....................            100           9,950
Washington Mutual, Inc. ................            250          17,438

INSURANCE -- 2.0%
Aetna, Inc. ............................            200          16,288
Allstate Corp. .........................            300          24,112
Chubb Corp. ............................            300          21,319
Reliance Group Holdings, Inc. ..........            275           3,730
Skandia Forsakrings AB .................            471          21,044
Swiss Life Insurance & Pension Co. .....            108          64,381
UICI+ ..................................          2,375          68,281

----------------
2

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
FINANCE (CONTINUED)
INSURANCE (CONTINUED)
UNUM Corp. .............................          1,700   $      77,562
                                                          -------------
                                                              1,227,190
                                                          -------------

HEALTHCARE -- 7.9%
DRUGS -- 3.9%
Amgen, Inc.+ ...........................            300          14,381
Astra AB, Class A ......................            819          15,112
Bergen Brunswig Corp., Class A .........            825          33,309
Bristol-Myers Squibb Co. ...............            400          33,100
Cardinal Health, Inc. ..................            450          31,950
IDEC Pharmaceuticals Corp.+ ............          1,000          41,875
Johnson & Johnson ......................            600          34,575
LifeCell Corp.+ ........................          1,800          14,175
Merck & Co., Inc. ......................            200          19,988
Mylan Laboratories, Inc. ...............          4,000          89,750
Teva Pharmaceutical Industries Ltd.
  ADR ..................................            275          15,331
Warner-Lambert Co. .....................          1,825         246,261

HEALTH SERVICES -- 1.7%
Advance Paradigm, Inc.+ ................          2,000          41,500
Columbia/HCA Healthcare Corp. ..........            500          14,375
Guidant Corp. ..........................          1,000          56,000
Humana, Inc. ...........................            700          16,669
NovaCare, Inc.+ ........................          2,000          34,500
Omnicare, Inc. .........................          1,475          47,937
Pacificare Health Systems, Inc., Class
  B+ ...................................            350          23,844
United Healthcare Corp. ................            300          15,000

MEDICAL PRODUCTS -- 2.3%
Andrx Corp.+ ...........................          1,000          45,500
Arterial Vascular Engineering, Inc.+ ...          1,000          55,500
Baxter International, Inc. .............            700          36,575
Cyberonics, Inc.+ ......................          3,000          48,375
ESC Medical Systems Ltd.+ ..............            950          35,744
Fresenius Medical AG ADR+ ..............            300           6,825
IDEXX Laboratories, Inc.+ ..............            675          11,306
Osteotech, Inc.+ .......................          4,000          80,500
Sofamor Danek Group, Inc.+ .............            425          24,278
                                                          -------------
                                                              1,184,235
                                                          -------------

INDUSTRIAL & COMMERCIAL -- 5.5%
AEROSPACE & MILITARY TECHNOLOGY -- 0.1%
Boeing Co. .............................            300          16,331

BUSINESS SERVICES -- 3.2%
Assisted Living Concepts, Inc.+ ........          3,000          48,000
Caliber System, Inc. ...................            675          36,619
Dal-Tile International, Inc.+ ..........            400           6,000
Eagle Geophysical, Inc.+ ...............            200           3,950
NCO Group, Inc.+ .......................          1,000          37,000
Owens-Illinois, Inc.+ ..................            500          16,969
Rentokil Initial PLC+ ..................          7,083          29,239

                                                                ----------------

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
BUSINESS SERVICES (CONTINUED)
Sealed Air Corp.+ ......................          1,050   $      57,684
Service Corp. International ............            700          22,531
Suez Lyonnaise des Eaux+ ...............            425          47,424
Sysco Corp. ............................            600          22,163
Technology Solutions Co. ...............            500          16,125
Tomra Systems ASA ......................            701          16,127
USA Waste Services, Inc.+ ..............            400          15,950
Vestcom International, Inc.+ ...........          5,000         100,000

MACHINERY -- 0.3%
Metra Oy, Class B ......................          1,751          50,965

MULTI-INDUSTRY -- 1.6%
Corning, Inc. ..........................            500          23,625
Raision Tehtaat Oy .....................            514          58,677
Republic Industries, Inc.+ .............            800          26,350
Siebe PLC ..............................          2,068          41,583
Westinghouse Electric Corp. ............          3,350          90,659

TRANSPORTATION -- 0.3%
Burlington Northern Santa Fe Corp. .....            300          28,987
KLM Royal Dutch Air Lines NV ...........            325          11,152
                                                          -------------
                                                                824,110
                                                          -------------

INFORMATION & ENTERTAINMENT -- 1.9%
BROADCASTING & MEDIA -- 1.0%
General Cable Corp.+ ...................            500          17,750
Iridium World Communications Ltd.+ .....            400          16,500
New York Times Co., Class A ............            400          21,000
Omnicom Group, Inc. ....................            300          21,825
Time Warner, Inc. ......................          1,400          75,862

ENTERTAINMENT PRODUCTS -- 0.2%
Mattel, Inc. ...........................            700          23,188

LEISURE & TOURISM -- 0.7%
McDonald's Corp. .......................            500          23,813
Ryan's Family Steak Houses, Inc.+ ......          9,000          82,687
                                                          -------------
                                                                282,625
                                                          -------------

INFORMATION TECHNOLOGY -- 26.6%
BROADCASTING & MEDIA -- 0.3%
Tele-Communications TCI Group, Class
  A+ ...................................          2,166          44,403

COMMUNICATION EQUIPMENT -- 3.2%
Lucent Technologies, Inc. ..............            800          65,100
Newbridge Networks Corp. ADR+ ..........          2,000         119,750
Nokia Corp., Class A ADR ...............            800          75,050
PairGain Technologies, Inc.+ ...........          2,000          57,000
RADCOM Ltd.+ ...........................          6,000          70,500
Telecomunicacoes Brasileras SA ADR .....            375          48,282
Tellabs, Inc.+ .........................            800          41,200

----------------
4

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMPUTERS & BUSINESS EQUIPMENT -- 4.7%
Compaq Computer Corp.+ .................          4,200   $     313,950
Computer Sciences Corp.+ ...............            300          21,225
Dell Computer Corp.+ ...................          1,900         184,062
EMC Corp.+ .............................          1,000          58,375
HBO & Co. ..............................          1,150          43,413
Hewlett-Packard Co. ....................            300          20,869
Honeywell, Inc. ........................            300          20,156
International Business Machines
  Corp. ................................            200          21,200
Perkin-Elmer Corp. .....................            300          21,919

ELECTRONICS -- 10.8%
Align-Rite International, Inc.+ ........          2,000          47,750
ANADIGICS, Inc.+ .......................          1,000          49,312
Analog Devices, Inc.+ ..................          3,575         119,762
ASM Lithography Holdings NV+ ...........          1,025         101,219
Cypress Semiconductor Corp.+ ...........          1,000          15,500
Emerson Electric Co. ...................            400          23,050
General Electric Co. ...................            500          34,031
Intel Corp. ............................          1,250         115,391
KLA Instruments Corp.+ .................            885          59,793
Kulicke & Soffa Industries, Inc.+ ......          1,000          46,312
Lernout & Hauspie Speech Products
  NV+ ..................................          1,000          43,750
Micrel, Inc.+ ..........................          1,000          42,313
Motorola, Inc. .........................            500          35,938
Novellus Systems, Inc.+ ................            500          63,000
Philips Electronics NV .................            521          44,082
Philips Electronics NV ADR .............          3,775         317,100
Pittway Corp. ..........................          1,600         103,900
QLogic Corp.+ ..........................          1,000          41,875
Rockwell International Corp. ...........            200          12,588
Sanmina Corp.+ .........................            500          43,281
Teradyne, Inc.+ ........................          2,000         107,625
Texas Instruments, Inc. ................            800         108,100
Vitesse Semiconductor Corp.+ ...........          1,000          49,562

SOFTWARE -- 5.7%
Aspen Technologies, Inc.+ ..............          2,100          73,762
BEA Systems, Inc.+ .....................          1,225          21,897
Ceridian Corp.+ ........................            300          11,100
Cisco Systems, Inc.+ ...................          1,925         140,646
J.D. Edwards & Co.+ ....................          2,350          78,725
Keane, Inc.+ ...........................          3,000          95,250
Microsoft Corp.+ .......................            625          82,695
Novell, Inc.+ ..........................            400           3,588
Object Design, Inc.+ ...................          5,000          41,250
Parametric Technology Corp.+ ...........          4,750         209,594
PeopleSoft, Inc.+ ......................            250          14,937
Policy Management Systems Corp.+ .......            125           7,773
Reynolds & Reynolds Co., Class A .......            600          11,663
Sapient Corp.+ .........................            100           5,088
Visio Corp.+ ...........................          1,000          41,750
Wind River Systems+ ....................            650          26,812

                                                                ----------------

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
TELECOMMUNICATIONS -- 1.9%
At Home Corp., Series A+ ...............          8,500   $     196,562
Ericsson (L.M.) Telecommunications Co.,
  Class B ADR ..........................          1,350          64,716
Tele-Communications, Inc. ..............            509          10,498
Teleport Communications Group, Class
  A+ ...................................            200           8,975
                                                          -------------
                                                              3,998,969
                                                          -------------

MATERIALS -- 3.0%
CHEMICALS -- 2.4%
du Pont (E.I.) de Nemours & Co. ........          1,750         107,734
IMC Global, Inc. .......................            400          14,100
Monsanto Co. ...........................          5,450         212,550
Solutia, Inc.+ .........................          1,280          25,600

FOREST PRODUCTS -- 0.4%
American Pad & Paper Co.+ ..............            900          11,194
Consolidated Papers, Inc. ..............            500          27,750
Fort James Corp. .......................            550          25,197
Ivex Packaging Corp.+ ..................            300           4,800

METALS & MINERALS -- 0.2%
Crown, Cork & Seal Co., Inc. ...........            300          13,837
EASCO, Inc. ............................          1,000          12,250
                                                          -------------
                                                                455,012
                                                          -------------

REAL ESTATE -- 2.0%
REAL ESTATE COMPANIES -- 0.1%
Security Capital Group, Inc., Class
  B ....................................            500          17,187

REAL ESTATE INVESTMENT TRUSTS -- 1.9%
Crescent Real Estate Equities ..........            500          20,063
Equity Office Properties Trust .........          5,975         202,777
Starwood Lodging Trust .................          1,000          57,437
                                                          -------------
                                                                297,464
                                                          -------------

UTILITIES -- 1.2%
ELECTRIC UTILITIES -- 0.1%
Duke Energy Co. ........................            400          19,775

GAS & PIPELINE UTILITIES -- 0.2%
US Filter Corp.+ .......................            600          25,838

TELEPHONE -- 0.9%
Ameritech Corp. ........................            300          19,950
AT&T Corp. .............................            500          22,156
Bell Atlantic Corp. ....................            307          24,694
GTE Corp. ..............................            400          18,150
MCI Communications Corp. ...............            400          11,750
Telecom Italia SpA+ ....................          6,878          45,823
                                                          -------------
                                                                188,136
                                                          -------------
TOTAL COMMON STOCK (cost $8,944,110)....                     10,163,576
                                                          -------------

----------------
6

                                            PRINCIPAL
BONDS & NOTES -- 21.9%                       AMOUNT           VALUE
-----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.2%
RETAIL -- 0.2%
J.C. Penney Co., Inc. 7.40% 2037 .......  $      20,000   $      21,320
                                                          -------------

ENERGY -- 0.3%
ENERGY SOURCES -- 0.3%
Petroliam Nasional Bhd. 7.13% 2005* ....         25,000          24,929
YPF Sociedad Anonima 8.00% 2004 ........         15,000          15,281
                                                          -------------
                                                                 40,210
                                                          -------------

FINANCE -- 2.0%
BANKS -- 1.3%
Banc One Corp. 8.00% 2027 ..............         18,000          19,528
Banponce Financial Corp. 6.75% 2001 ....         20,000          20,221
Credit National 7.00% 2005 .............         20,000          19,675
Export Import Bank of Korea 6.50%
  2006 .................................         25,000          24,671
First Republic Bancorp 7.75% 2012 ......         25,000          24,805
Korea Development Bank 7.13% 2001 ......         15,000          15,080
NBD Bank SA 8.25% 2024 .................         25,000          28,672
NCNB Co. 9.38% 2009 ....................         32,000          38,190

FINANCIAL SERVICES -- 0.7%
Dime Capital Trust I, Series A 9.33%
  2027 .................................         20,000          21,610
GE Capital Mortgage Services Inc. 6.25%
  2023 .................................         18,452          18,342
Private Export Funding Corp. 7.03%
  2003 .................................         35,000          36,298
Private Export Funding Corp. 7.90%
  2000 .................................         35,000          36,467
                                                          -------------
                                                                303,559
                                                          -------------

HEALTHCARE -- 0.2%
HEALTH SERVICES -- 0.2%
Allegiance Corp. 7.00% 2026 ............         25,000          25,434
                                                          -------------

INDUSTRIAL & COMMERCIAL -- 0.1%
MACHINERY -- 0.1%
Mark IV Industries, Inc. 8.75% 2003 ....         20,000          20,800
                                                          -------------

INFORMATION & ENTERTAINMENT -- 0.4%
BROADCASTING & MEDIA -- 0.4%
Comcast Cable Communications 8.50%
  2027* ................................         15,000          16,722
News America Holdings, Inc. 8.00%
  2016 .................................         20,000          20,461
Scholastic Corp. 7.00% 2003 ............         15,000          15,167
                                                          -------------
                                                                 52,350
                                                          -------------

INFORMATION TECHNOLOGY -- 0.2%
TELECOMMUNICATIONS -- 0.2%
Tele-Communications, Inc. 9.25% 2002 ...         25,000          27,257
                                                          -------------

MATERIALS -- 0.2%
CHEMICALS -- 0.2%
ICI Wilmington, Inc. 6.95% 2004 ........         35,000          35,525
                                                          -------------

                                                                ----------------

                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
MUNICIPAL BONDS -- 0.3%
MUNICIPAL BONDS -- 0.3%
Hudson County New Jersey Improvement
  Authority Facility 6.55% 2002 ........  $      45,000   $      45,288
                                                          -------------
NON-U.S. GOVERNMENT OBLIGATIONS -- 0.9%
FOREIGN GOVERNMENT -- 0.9%
Republic of Argentina 11.00% 2006 ......         25,000          28,500
Republic of Columbia 7.25% 2004 ........         18,000          17,649
Republic of Germany 6.25% 2024 ....(DEM)        130,000          74,471
Republic of Lithuania 7.13% 2002* ......         19,000          18,805
                                                          -------------
                                                                139,425
                                                          -------------
U.S. GOVERNMENT & AGENCIES -- 16.7%
U.S. GOVERNMENT & AGENCIES -- 16.7%
Federal Home Loan Mortgage Corp. 6.00%
  2006 .................................         20,000          19,675
Federal Home Loan Mortgage Corp. 6.50%
  2022 .................................         38,000          37,335
Federal Home Loan Mortgage Corp. 6.50%
  2023 .................................         10,000           9,684
Federal Home Loan Mortgage Corp. 6.55%
  2022 .................................         32,000          31,690
Federal Home Loan Mortgage Corp. 7.00%
  2023 .................................         12,000          12,173
Federal Home Loan Mortgage Corp. 7.50%
  2023 .................................         18,409          18,806
Federal Home Loan Mortgage Corp. 7.75%
  2022 .................................         24,312          24,715
Federal Home Loan Mortgage Corp. 8.50%
  2019 .................................         34,630          36,165
Federal National Mortgage Association
  5.65% 2005 ...........................         15,000          14,853
Federal National Mortgage Association
  7.00% 2006 ...........................         11,735          11,808
Federal National Mortgage Association
  7.39% 2021 ...........................         28,785          29,721
Federal National Mortgage Association
  9.35% 2020 ...........................          7,212           7,317
Government National Mortgage Association
  7.00% 2022 ...........................         16,862          16,935
Government National Mortgage Association
  7.25% 2027 ...........................        123,693         124,756
Government National Mortgage Association
  7.50% 2023 ...........................         42,078          42,945
Government National Mortgage Association
  8.50% 2017 ...........................         40,856          43,422
Government National Mortgage Association
  9.00% 2021 ...........................         16,625          17,914
United States Treasury Bonds 6.63%
  2027 .................................         90,000          92,152
United States Treasury Bonds 8.50%
  2020 .................................         94,000         116,192
United States Treasury Bonds 9.25%
  2016 .................................         55,000          71,440
United States Treasury Bonds 12.00%
  2013 .................................        395,000         568,800
United States Treasury Notes 5.88%
  2000 .................................        245,000         245,039
United States Treasury Notes 6.25%
  2002 .................................         75,000          75,691
United States Treasury Notes 6.25%
  2007 .................................         60,000          60,310
United States Treasury Notes 6.63%
  2001 .................................        290,000         296,342
United States Treasury Notes 6.63%
  2002 .................................         50,000          51,188
United States Treasury Notes 6.63%
  2007 .................................         25,000          25,820
United States Treasury Notes 7.25%
  2004 .................................        135,000         143,353
United States Treasury Notes 8.50%
  2000 .................................        250,000         268,125
                                                          -------------
                                                              2,514,366
                                                          -------------
UTILITIES -- 0.4%
ELECTRIC UTILITIES -- 0.3%
Atlantic City Electric Co. 6.38%
  2005 .................................         20,000          19,821
Cleveland Electric Illuminating Co.
  7.19% 2000* ..........................         15,000          15,176
Public Service Electric & Gas Co. 8.88%
  2003 .................................         11,000          12,143

----------------
8

                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
UTILITIES (CONTINUED)
TELEPHONE -- 0.1%
WorldCom, Inc. 7.55% 2004 ..............  $      15,000   $      15,555
                                                          -------------
                                                                 62,695
                                                          -------------
TOTAL BONDS & NOTES (cost $3,221,038)...                      3,288,229
                                                          -------------
TOTAL INVESTMENT SECURITIES (cost
  $12,165,148)..........................                     13,451,805
                                                          -------------

SHORT-TERM SECURITIES -- 8.0%
-----------------------------------------------------------------------
FEDERAL AGENCY OBLIGATIONS -- 5.3%
Federal Home Loan Mortgage Corp. 6.05%
  due 10/01/97..........................        800,000         800,000
                                                          -------------

TIME DEPOSIT -- 2.7%
Cayman Island Time Deposit with State
  Street Bank & Trust Co. 3.00% due
  10/01/97..............................        402,000         402,000
                                                          -------------
TOTAL SHORT-TERM SECURITIES (cost
  $1,202,000)...........................                      1,202,000
                                                          -------------

REPURCHASE AGREEMENTS -- 5.8%
-----------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 5.8%
Lehman Brothers, Inc. Joint Repurchase
  Agreement (Note 3)....................        385,000         385,000
PaineWebber, Inc. Joint Repurchase
  Agreement (Note 3)....................        495,000         495,000
                                                          -------------
TOTAL REPURCHASE AGREEMENTS (cost
  $880,000).............................                        880,000
                                                          -------------

TOTAL INVESTMENTS --
  (cost $14,247,148)                            103.2%         15,533,805
Liabilities in excess of other assets --         (3.2)           (482,196)
                                           -----------      -------------
NET ASSETS --                                   100.0%      $  15,051,609
                                           -----------      -------------
                                           -----------      -------------

------------
+   Non-income producing securities
*  Resale restricted to qualified institutional buyers
ADR -- American Depository Receipt
DEM -- Deutsche Mark

                                                                ----------------

OPEN FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------
                                                                GROSS
     CONTRACT               IN              DELIVERY          UNREALIZED
    TO DELIVER         EXCHANGE FOR           DATE           APPRECIATION
--------------------------------------------------------------------------
USD        11,366          DEM  20,000         03/11/98     $          69
USD        14,267          DEM  25,000         03/11/98                26
                                                                  -------
                                                                       95
                                                                  -------


                                                                GROSS
                                                              UNREALIZED
                                                             DEPRECIATION
--------------------------------------------------------------------------
DEM       129,000         USD   73,051         11/18/97              (197)
DEM        94,000         USD   52,708         03/11/98            (1,032)
FIM       420,000         USD   78,344         03/11/98            (1,776)
GBP        19,000         USD   30,425         03/11/98               (11)
ITL   113,000,000         USD   63,651         03/11/98            (1,664)
NLG       340,000         USD  169,104         03/11/98            (3,413)
*SEK      666,000         USD   82,939         10/27/97            (4,930)
*SEK      220,200         USD   28,087         10/27/97              (966)
SEK       165,000         USD   21,013         03/11/98              (854)
*USD      117,331         SEK  886,200         10/27/97              (409)
                                                                  -------
                                                                  (15,252)
                                                                  -------
Net Unrealized Depreciation............................     $     (15,157)
                                                                  -------
                                                                  -------

------------
* Represents open forward foreign currency and offsetting open forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk

DEM -- Deutsche Mark        ITL -- Italian Lira         USD -- United States Dollar
FIM -- Finnish Markka       NGL -- Netherlands Guilder
GBP -- Great British Pound  SEK -- Swedish Krona

See Notes to Financial Statements

----------------
10

----------------

SEASONS SERIES TRUST
MULTI-MANAGED MODERATE
GROWTH PORTFOLIO                      INVESTMENT PORTFOLIO -- SEPTEMBER 30, 1997

                                                                     (UNAUDITED)

COMMON STOCK -- 52.7%                        SHARES           VALUE
-----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 3.0%
APPAREL & TEXTILES -- 0.8%
Cutter & Buck, Inc.+ ...................          2,800   $      57,750
Liz Claiborne, Inc. ....................            600          32,962
R.P.M., Inc. ...........................            900          18,450
Sola International, Inc.+ ..............            800          27,450

AUTOMOTIVE -- 0.4%
Ford Motor Co. .........................            400          18,100
Volkswagen AG...........................             62          43,054

HOUSING -- 0.5%
Electrolux AB, Series B.................            251          19,617
Furniture Brands International,
 Inc.+ .................................          2,000          37,750
Industrie Natuzzi SpA ADR...............            675          15,989

RETAIL -- 1.3%
Costco Cos., Inc.+ .....................          1,525          57,378
CVS Corp. ..............................            600          34,125
Federated Department Stores, Inc.+ .....            400          17,250
Linens' N Things, Inc.+ ................            525          17,588
Nordstrom, Inc. ........................            700          44,625
Office Depot, Inc.+ ....................          1,000          20,188
Wal-Mart Stores, Inc. ..................            700          25,637
                                                          -------------
                                                                487,913
                                                          -------------

CONSUMER STAPLES -- 1.3%
FOOD, BEVERAGE & TOBACCO -- 0.9%
Philip Morris Cos., Inc. ...............            600          24,937
RJR Nabisco Holdings Corp. .............            700          24,063
Sara Lee Corp. .........................          1,700          87,550

HOUSEHOLD PRODUCTS -- 0.4%
Gillette Co. ...........................            300          25,894
Kimberly-Clark Corp. ...................            300          14,681
Procter & Gamble Co. ...................            400          27,625
                                                          -------------
                                                                204,750
                                                          -------------

ENERGY -- 4.8%
ENERGY SERVICES -- 2.4%
Baker Hughes, Inc. .....................            600          26,250
Friede Goldman International, Inc.+ ....          1,000          60,000
Royal Dutch Petroleum Co. ..............            400          22,200
Santa Fe International Corp.+ ..........          1,950          90,675
Schlumberger Ltd. ......................            525          44,198
Smedvig ASA, Class B....................          1,034          30,699

                                                                ----------------

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
ENERGY (CONTINUED)
ENERGY SERVICES (CONTINUED)
Transocean Offshore, Inc. ..............          1,550   $      74,303
Veritas DGC, Inc.+ .....................          1,000          42,563

ENERGY SOURCES -- 2.4%
Diamond Offshore Drilling, Inc. ........          2,050         113,134
Elf Aquitaine SA........................            330          44,055
Elf Aquitaine SA ADR....................            550          36,678
ENSCO International, Inc. ..............            600          23,663
Exxon Corp. ............................            500          32,031
Mobil Corp. ............................            400          29,600
Noble Drilling Corp.+ ..................          1,625          52,406
Ocean Rig ASA+ .........................         12,838          22,039
Texaco, Inc. ...........................            400          24,575
                                                          -------------
                                                                769,069
                                                          -------------

FINANCE -- 6.2%
BANKS -- 3.0%
Astoria Financial Corp. ................             75           3,773
Banca Commerciale Italiana+ ............          5,867          16,859
Bank of New York Cos., Inc. ............            900          43,200
BankAmerica Corp. ......................          1,800         131,962
Chase Manhattan Corp. ..................            300          35,400
Citicorp................................            325          43,530
Dime Bancorp, Inc. .....................            175           3,664
First Union Corp. ......................            700          35,044
Hibernia Corp., Class A.................          1,000          17,000
Mellon Bank Corp. ......................            400          21,900
PNC Bank Corp. .........................          1,000          48,813
Queens County Bancorp, Inc. ............             75           3,886
Star Banc Corp. ........................            925          42,492
Wells Fargo & Co. ......................            100          27,500

FINANCIAL SERVICES -- 1.8%
American Express Co. ...................            400          32,750
Associates First Capital Corp. .........          1,350          84,037
Charles Schwab Corp. ...................          1,250          44,687
ContiFinancial Corp.+ ..................            500          16,250
Federal National Mortgage Association...            400          18,800
FirstSpartan Financial Corp. ...........            175           6,781
GSB Financial Corp.+ ...................            125           2,047
Household International, Inc. ..........            200          22,638
SLM Holding Corp. ......................            225          34,763
Transamerica Corp. .....................            100           9,950
Washington Mutual, Inc. ................            180          12,555

INSURANCE -- 1.4%
Aetna, Inc. ............................            200          16,287
Allstate Corp. .........................            300          24,112
Chubb Corp. ............................            300          21,319
Reliance Group Holdings, Inc. ..........            200           2,713
Skandia Forsakrings AB..................            340          15,191
Swiss Life Insurance & Pension Co. .....             78          46,498

----------------
12

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
FINANCE (CONTINUED)
INSURANCE (CONTINUED)
UICI+ ..................................          1,690   $      48,587
UNUM Corp. .............................          1,250          57,031
                                                          -------------
                                                                992,019
                                                          -------------

HEALTHCARE -- 6.3%
DRUGS -- 3.2%
Amgen, Inc.+ ...........................            300          14,381
Astra AB, Class A.......................            609          11,236
Bergen Brunswig Corp., Class A..........            625          25,234
Bristol-Myers Squibb Co. ...............            400          33,100
Cardinal Health, Inc. ..................            350          24,850
IDEC Pharmaceuticals Corp.+ ............          1,000          41,875
Johnson & Johnson.......................            600          34,575
LifeCell Corp.+ ........................          1,800          14,175
Merck & Co., Inc. ......................            300          29,981
Mylan Laboratories, Inc. ...............          4,000          89,750
Teva Pharmaceutical Industries Ltd.
 ADR....................................            225          12,544
Warner-Lambert Co. .....................          1,350         182,166

HEALTH SERVICES -- 1.4%
Advance Paradigm, Inc.+ ................          2,000          41,500
Columbia/HCA Healthcare Corp. ..........            500          14,375
Guidant Corp. ..........................          1,000          56,000
Humana, Inc. ...........................            600          14,288
NovaCare, Inc.+ ........................          2,000          34,500
Omnicare, Inc. .........................          1,050          34,125
Pacificare Health Systems, Inc., Class
 B+ ....................................            225          15,328
United Healthcare Corp. ................            300          15,000

MEDICAL PRODUCTS -- 1.7%
Andrx Corp.+ ...........................          1,000          44,602
Arterial Vascular Engineering, Inc.+ ...          1,000          55,500
Baxter International, Inc. .............            700          36,575
Cyberonics, Inc.+ ......................          3,000          48,375
ESC Medical Systems Ltd.+ ..............            650          24,456
Fresenius Medical Care AG ADR+ .........            225           5,119
IDEXX Laboratories, Inc.+ ..............            500           8,375
Osteotech, Inc.+ .......................          2,000          40,250
Sofamor Danek Group, Inc.+ .............            300          17,138
                                                          -------------
                                                              1,019,373
                                                          -------------

INDUSTRIAL & COMMERCIAL -- 4.3%
AEROSPACE & MILITARY TECHNOLOGY -- 0.1%
Boeing Co. .............................            300          16,331

BUSINESS SERVICES -- 2.6%
Assisted Living Concepts, Inc.+ ........          3,000          48,000
Caliber System, Inc. ...................            475          25,769
Dal-Tile International, Inc.+ ..........            400           6,000
Eagle Geophysical, Inc.+ ...............            200           3,950
NCO Group, Inc.+ .......................          1,000          37,000

                                                                ----------------

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
BUSINESS SERVICES (CONTINUED)
Owens-Illinois, Inc.+ ..................            500   $      16,969
Rentokil Initial PLC+ ..................          5,136          21,201
Sealed Air Corp.+ ......................            775          42,577
Service Corp. International.............            600          19,312
Suez Lyonnaise des Eaux+ ...............            319          35,596
Sysco Corp. ............................            600          22,162
Technology Solutions Co. ...............            375          12,094
Tomra Systems ASA.......................            512          11,779
USA Waste Services, Inc.+ ..............            400          15,950
Vestcom International, Inc.+ ...........          5,000         100,000

MACHINERY -- 0.2%
Metra Oy, Class B.......................          1,205          35,073

MULTI-INDUSTRY -- 1.2%
Corning, Inc. ..........................            500          23,625
Raision Tehtaat Oy......................            366          41,782
Republic Industries, Inc.+ .............            700          23,056
Siebe PLC...............................          1,549          31,147
Westinghouse Electric Corp. ............          2,500          67,656

TRANSPORTATION -- 0.2%
Burlington Northern Santa Fe Corp. .....            300          28,988
KLM Royal Dutch Air Lines NV............            225           7,720
                                                          -------------
                                                                693,737
                                                          -------------

INFORMATION & ENTERTAINMENT -- 1.4%
BROADCASTING & MEDIA -- 0.9%
General Cable Corp.+ ...................            500          17,750
Iridium World Communications Ltd.+ .....            400          16,500
New York Times Co., Class A.............            400          21,000
Omnicom Group, Inc. ....................            300          21,825
Time Warner, Inc. ......................          1,125          60,961

ENTERTAINMENT PRODUCTS -- 0.1%
Mattel, Inc. ...........................            700          23,188

LEISURE & TOURISM -- 0.4%
McDonald's Corp. .......................            400          19,050
Ryan's Family Steak Houses, Inc.+ ......          5,000          45,937
                                                          -------------
                                                                226,211
                                                          -------------

INFORMATION TECHNOLOGY -- 20.5%
BROADCASTING & MEDIA -- 0.2%
Tele-Communications TCI Group, Class
 A+ ....................................          1,602          32,841

COMMUNICATION EQUIPMENT -- 2.7%
Lucent Technologies, Inc. ..............            800          65,100
Newbridge Networks Corp. ADR+ ..........          2,000         119,750
Nokia Corp., Class A ADR................            575          53,942
PairGain Technologies, Inc.+ ...........          2,000          57,000
RADCOM Ltd.+ ...........................          6,000          70,500

----------------
14

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
COMMUNICATION EQUIPMENT (CONTINUED)
Telecomunicacoes Brasileras SA ADR......            275   $      35,406
Tellabs, Inc.+ .........................            800          41,200

COMPUTERS & BUSINESS EQUIPMENT -- 3.7%
Compaq Computer Corp.+ .................          3,400         254,150
Computer Sciences Corp.+ ...............            300          21,225
Dell Computer Corp.+ ...................          1,675         162,266
EMC Corp.+ .............................            750          43,781
HBO & Co. ..............................            850          32,088
Hewlett-Packard Co. ....................            300          20,869
Honeywell, Inc. ........................            300          20,156
International Business Machines
 Corp. .................................            200          21,200
Perkin-Elmer Corp. .....................            225          16,439

ELECTRONICS -- 8.6%
Align-Rite International, Inc.+ ........          2,000          47,750
ANADIGICS, Inc.+ .......................          1,000          49,312
Analog Devices, Inc.+ ..................          2,900          97,150
ASM Lithography Holdings NV+ ...........            950          93,812
Cypress Semiconductor Corp.+ ...........          1,000          15,500
Emerson Electric Co. ...................            400          23,050
General Electric Co. ...................            500          34,031
Intel Corp. ............................          1,050          96,928
KLA Instruments Corp.+ .................            885          59,793
Kulicke & Soffa Industries, Inc.+ ......          1,000          46,312
Micrel, Inc.+ ..........................          1,000          42,313
Motorola, Inc. .........................            500          35,938
Novellus Systems, Inc.+ ................            500          63,000
Philips Electronics NV..................            373          31,560
Philips Electronics NV ADR..............          2,800         235,200
Pittway Corp. ..........................          1,175          76,302
QLogic Corp.+ ..........................          1,000          41,875
Rockwell International Corp. ...........            200          12,588
Sanmina Corp.+ .........................            500          43,281
Teradyne, Inc.+ ........................          2,000         107,625
Texas Instruments, Inc. ................            575          77,697
Vitesse Semiconductor Corp.+ ...........          1,000          49,562

SOFTWARE -- 4.0%
Aspen Technologies, Inc.+ ..............          1,525          53,566
BEA Systems, Inc.+ .....................            825          14,747
Ceridian Corp.+ ........................            225           8,325
Cisco Systems, Inc.+ ...................          1,500         109,594
J.D. Edwards & Co.+ ....................          1,750          58,625
Keane, Inc.+ ...........................          2,800          88,900
Microsoft Corp.+ .......................            500          66,156
Novell, Inc.+ ..........................            400           3,588
Parametric Technology Corp.+ ...........          3,225         142,303
PeopleSoft, Inc.+ ......................            175          10,456
Policy Management Systems Corp.+ .......             75           4,664
Reynolds & Reynolds Co., Class A........            600          11,662
Sapient Corp.+ .........................             75           3,816

                                                                ----------------

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
SOFTWARE (CONTINUED)
Visio Corp.+ ...........................          1,000   $      41,750
Wind River Systems+ ....................            450          18,562

TELECOMMUNICATIONS -- 1.3%
At Home Corp., Series A+ ...............          6,475         149,734
Ericsson (L.M.) Telecommunications Co.,
 Class B ADR............................          1,025          49,136
Tele-Communications, Inc. ..............            373           7,693
Teleport Communications Group, Class
 A+ ....................................            200           8,975
                                                          -------------
                                                              3,300,744
                                                          -------------

MATERIALS -- 2.3%
CHEMICALS -- 1.7%
du Pont (E.I.) de Nemours & Co. ........          1,375          84,648
IMC Global, Inc. .......................            400          14,100
Monsanto Co. ...........................          4,050         157,950
Solutia, Inc.+ .........................            945          18,900

FOREST PRODUCTS -- 0.4%
American Pad & Paper Co.+ ..............            500           6,219
Consolidated Papers, Inc. ..............            500          27,750
Fort James Corp. .......................            687          31,473
Ivex Packaging Corp.+ ..................            300           4,800

METALS & MINERALS -- 0.2%
Crown, Cork & Seal Co., Inc. ...........            300          13,838
EASCO, Inc. ............................          1,000          12,250
                                                          -------------
                                                                371,928
                                                          -------------

REAL ESTATE -- 1.7%
REAL ESTATE COMPANIES -- 0.1%
Security Capital Group, Inc., Class B...            500          17,188

REAL ESTATE INVESTMENT TRUSTS -- 1.6%
Crescent Real Estate Equities...........            500          20,063
Equity Office Properties Trust..........          5,150         174,778
Starwood Lodging Trust..................          1,000          57,437
                                                          -------------
                                                                269,466
                                                          -------------

UTILITIES -- 0.9%
ELECTRIC UTILITIES -- 0.1%
Duke Energy Co. ........................            400          19,775

GAS & PIPELINE UTILITIES -- 0.1%
US Filter Corp.+ .......................            300          12,919

TELEPHONE -- 0.7%
Ameritech Corp. ........................            300          19,950
AT&T Corp. .............................            500          22,156
Bell Atlantic Corp. ....................            230          18,501
GTE Corp. ..............................            400          18,150
MCI Communications Corp. ...............            300           8,812

----------------
16

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
UTILITIES (CONTINUED)
TELEPHONE (CONTINUED)
Telecom Italia SpA+ ....................          4,985   $      33,211
                                                          -------------
                                                                153,474
                                                          -------------
TOTAL COMMON STOCK (cost $7,430,633)....                      8,488,684
                                                          -------------


                                            PRINCIPAL
BONDS & NOTES -- 34.9%                       AMOUNT
-----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.3%
RETAIL -- 0.3%
J.C. Penney Co., Inc. 7.40% 2037........  $      40,000          42,639
                                                          -------------

ENERGY -- 0.5%
ENERGY SOURCES -- 0.5%
Petroliam Nasional Bhd. 7.13% 2005*.....         50,000          49,857
YPF Sociedad Anonima 8.00% 2004.........         30,000          30,563
                                                          -------------
                                                                 80,420
                                                          -------------

FINANCE -- 3.1%
BANKS -- 2.0%
Banc One Corp. 8.00% 2027...............         34,000          36,886
Banponce Financial Corp. 6.75% 2001.....         35,000          35,387
Credit National 7.00% 2005..............         30,000          29,513
Export Import Bank of Korea 6.50%
 2006...................................         40,000          39,474
First Republic Bancorp 7.75% 2012.......         45,000          44,649
Korea Development Bank 7.13% 2001.......         20,000          20,106
NBD Bank SA 8.25% 2024..................         45,000          51,609
NCNB Co. 9.38% 2009.....................         48,000          57,285

FINANCIAL SERVICES -- 1.1%
Dime Capital Trust I, Series A 9.33%
 2027...................................         35,000          37,818
GE Capital Mortgage Services, Inc. 6.25%
 2023...................................         36,904          36,685
Private Export Funding Corp. 7.03%
 2003...................................         45,000          46,669
Private Export Funding Corp. 7.90%
 2000...................................         55,000          57,305
                                                          -------------
                                                                493,386
                                                          -------------

HEALTHCARE -- 0.3%
HEALTH SERVICES -- 0.3%
Allegiance Corp. 7.00% 2026.............         50,000          50,868
                                                          -------------

INDUSTRIAL & COMMERCIAL -- 0.2%
MACHINERY -- 0.2%
Mark IV Industries, Inc. 8.75% 2003.....         35,000          36,400
                                                          -------------

INFORMATION & ENTERTAINMENT -- 0.7%
BROADCASTING & MEDIA -- 0.7%
Comcast Cable Communications 8.50%
 2027*..................................         35,000          39,017
News America Holdings, Inc. 8.00%
 2016...................................         40,000          40,923

                                                                ----------------

                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
BROADCASTING & MEDIA (CONTINUED)
Scholastic Corp. 7.00% 2003.............  $      30,000   $      30,335
                                                          -------------
                                                                110,275
                                                          -------------

INFORMATION TECHNOLOGY -- 0.2%
TELECOMMUNICATIONS -- 0.2%
Tele-Communications, Inc. 9.25% 2002....         35,000          38,160
                                                          -------------

MATERIALS -- 0.4%
CHEMICALS -- 0.4%
ICI Wilmington, Inc. 6.95% 2004.........         65,000          65,974
                                                          -------------

MUNICIPAL BONDS -- 0.5%
MUNICIPAL BONDS -- 0.5%
Hudson County New Jersey Improvement
 Authority Facility 6.55% 2002..........         85,000          85,544
                                                          -------------

NON-U.S. GOVERNMENT OBLIGATIONS -- 1.7%
FOREIGN GOVERNMENT -- 1.7%
Republic of Argentina 11.00% 2006.......         50,000          57,000
Republic of Columbia 7.25% 2004.........         34,000          33,337
Republic of Germany 6.25% 2024.... (DEM)        245,000         140,349
Republic of Lithuania 7.13% 2002*.......         35,000          34,641
                                                          -------------
                                                                265,327
                                                          -------------

U.S. GOVERNMENT & AGENCIES -- 26.2%
U.S. GOVERNMENT & AGENCIES -- 26.2%
Federal Home Loan Mortgage Corp. 6.00%
 2006...................................         35,000          34,431
Federal Home Loan Mortgage Corp. 6.50%
 2022...................................         50,000          49,125
Federal Home Loan Mortgage Corp. 6.50%
 2023...................................         20,000          19,369
Federal Home Loan Mortgage Corp. 6.55%
 2022...................................         32,000          31,690
Federal Home Loan Mortgage Corp. 7.00%
 2023...................................         25,000          25,359
Federal Home Loan Mortgage Corp. 7.50%
 2023...................................         18,409          18,806
Federal Home Loan Mortgage Corp. 7.75%
 2022...................................         37,990          38,619
Federal Home Loan Mortgage Corp. 8.50%
 2019...................................         64,313          67,164
Federal National Mortgage Association
 5.65% 2005.............................         30,000          29,706
Federal National Mortgage Association
 7.00% 2006.............................         23,470          23,617
Federal National Mortgage Association
 7.39% 2021.............................         47,975          49,534
Federal National Mortgage Association
 9.35% 2020.............................         14,424          14,634
Government National Mortgage Association
 7.00% 2022.............................         17,375          17,451
Government National Mortgage Association
 7.00% 2023.............................         18,974          19,039
Government National Mortgage Association
 7.25% 2027.............................        243,902         245,997
Government National Mortgage Association
 7.50% 2024.............................         63,615          64,888
Government National Mortgage Association
 8.50% 2017.............................         74,903          79,607
Government National Mortgage Association
 9.00% 2021.............................         24,606          26,512
United States Treasury Bonds 6.63%
 2027...................................         90,000          92,152
United States Treasury Bonds 8.50%
 2020...................................        230,000         284,301
United States Treasury Bonds 9.25%
 2016...................................        140,000         181,847
United States Treasury Bonds 12.00%
 2013...................................        680,000         979,200
United States Treasury Notes 5.88%
 2000...................................        245,000         245,039
United States Treasury Notes 6.25%
 2002...................................         75,000          75,691

----------------
18

                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES (CONTINUED)
United States Treasury Notes 6.25%
 2007...................................  $      60,000   $      60,310
United States Treasury Notes 6.63%
 2001...................................        565,000         577,357
United States Treasury Notes 6.63%
 2002...................................         50,000          51,187
United States Treasury Notes 6.63%
 2007...................................         25,000          25,820
United States Treasury Notes 7.25%
 2004...................................        135,000         143,353
United States Treasury Notes 8.50%
 2000...................................        610,000         654,225
                                                          -------------
                                                              4,226,030
                                                          -------------

UTILITIES -- 0.8%
ELECTRIC UTILITIES -- 0.6%
Atlantic City Electric Co. 6.38% 2005...         45,000          44,596
Cleveland Electric Illuminating Co.
 7.19% 2000*............................         20,000          20,235
Public Service Electric & Gas Co. 8.88%
 2003...................................         21,000          23,182

TELEPHONE -- 0.2%
WorldCom, Inc. 7.55% 2004...............         35,000          36,297
                                                          -------------
                                                                124,310
                                                          -------------
TOTAL BONDS & NOTES (cost $5,496,806)...                      5,619,333
                                                          -------------
TOTAL INVESTMENT SECURITIES (cost
 $12,927,439)...........................                     14,108,017
                                                          -------------


SHORT-TERM SECURITIES -- 7.0%
-----------------------------------------------------------------------
FEDERAL AGENCY OBLIGATIONS -- 4.3%
Federal Home Loan Mortgage Corp. 6.05%
 due 10/01/97...........................        700,000         700,000
                                                          -------------

TIME DEPOSIT -- 2.7%
Cayman Island Time Deposit with State
 Street Bank & Trust Co. 3.00% due
 10/01/97...............................        439,000         439,000
                                                          -------------
TOTAL SHORT-TERM SECURITIES (cost
 $1,139,000)............................                      1,139,000
                                                          -------------

REPURCHASE AGREEMENTS -- 8.0%
-----------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 8.0%
Lehman Brothers, Inc. Joint Repurchase
 Agreement (Note 3).....................        840,000         840,000
PaineWebber, Inc. Joint Repurchase
 Agreement (Note 3).....................        444,000         444,000
                                                          -------------
TOTAL REPURCHASE AGREEMENTS (cost
 $1,284,000)............................                      1,284,000
                                                          -------------

TOTAL INVESTMENTS --
  (cost $15,350,439)                          102.6%         16,531,017
Liabilities in excess of other assets --       (2.6)           (423,094)
                                           ---------      -------------
NET ASSETS --                                 100.0%      $  16,107,923
                                           ---------      -------------
                                           ---------      -------------

------------
+   Non-income producing securities
*  Resale restricted to qualified institutional buyers
ADR -- American Depository Receipt
DEM -- Deutsche Mark

                                                                ----------------

OPEN FORWARD FOREIGN CURRENCY CONTRACTS

-----------------------------------------------------------
                                                 GROSS
    CONTRACT             IN        DELIVERY    UNREALIZED
   TO DELIVER       EXCHANGE FOR     DATE     APPRECIATION
-----------------------------------------------------------
USD        7,956    DEM    14,000  03/11/98    $     48
USD        9,702    DEM    17,000  03/11/98          17
                                                -------
                                                     65
                                                -------


                                                 GROSS
                                               UNREALIZED
                                              DEPRECIATION
-----------------------------------------------------------
DEM      243,000    USD   137,607  11/18/97        (372)
DEM       68,000    USD    38,129  03/11/98        (747)
FIM      300,000    USD    57,228  03/11/98      (1,269)
GBP       14,000    USD    22,418  03/11/98          (8)
ITL   83,000,000    USD    46,753  03/11/98      (1,222)
NLG      250,000    USD   124,341  03/11/98      (2,509)
*SEK   1,221,000    USD   152,055  10/27/97      (9,039)
*SEK     330,300    USD    42,130  10/27/97      (1,448)
SEK      125,000    USD    15,919  03/11/98        (647)
*USD     205,389    SEK 1,551,300  10/27/97        (717)
                                                -------
                                                (17,978)
                                                -------
Net Unrealized Depreciation................    $(17,913)
                                                -------
                                                -------

------------
* Represents open forward foreign currency and offsetting open forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk

DEM -- Deutsche Mark        ITL -- Italian Lira         USD -- United States Dollar
FIM -- Finnish Markka       NGL -- Netherlands Guilder
GBP -- Great British Pound  SEK -- Swedish Krona

See Notes to Financial Statements

----------------
20

----------------

SEASONS SERIES TRUST
MULTI-MANAGED INCOME/EQUITY
PORTFOLIO                             INVESTMENT PORTFOLIO -- SEPTEMBER 30, 1997

                                                                     (UNAUDITED)

COMMON STOCK -- 29.7%                        SHARES           VALUE
-----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 2.0%
APPAREL & TEXTILES -- 0.3%
R.P.M., Inc. ...........................            950   $      19,475
Sola International, Inc.+ ..............            600          20,587

AUTOMOTIVE -- 0.4%
Ford Motor Co. .........................            500          22,625
Volkswagen AG...........................             31          21,527

HOUSING -- 0.1%
Electrolux AB, Series B.................            117           9,144
Industrie Natuzzi SpA ADR...............            350           8,291

RETAIL -- 1.2%
Costco Cos., Inc.+ .....................            775          29,159
CVS Corp. ..............................            400          22,750
Federated Department Stores, Inc.+ .....            500          21,563
Linens' N Things, Inc.+ ................            275           9,213
Nordstrom, Inc. ........................            350          22,312
Office Depot, Inc.+ ....................            500          10,094
Wal-Mart Stores, Inc. ..................            700          25,637
                                                          -------------
                                                                242,377
                                                          -------------

CONSUMER STAPLES -- 1.1%
FOOD, BEVERAGE & TOBACCO -- 0.7%
Philip Morris Cos., Inc. ...............            400          16,625
RJR Nabisco Holdings Corp. .............            600          20,625
Sara Lee Corp. .........................            850          43,775

HOUSEHOLD PRODUCTS -- 0.4%
Gillette Co. ...........................            300          25,894
Kimberly-Clark Corp. ...................            300          14,681
Procter & Gamble Co. ...................            200          13,813
                                                          -------------
                                                                135,413
                                                          -------------

ENERGY -- 3.1%
ENERGY SERVICES -- 1.2%
Baker Hughes, Inc. .....................            500          21,875
Santa Fe International Corp.+ ..........          1,075          49,988
Schlumberger Ltd. ......................            250          21,047
Smedvig ASA, Class B....................            519          15,409
Transocean Offshore, Inc. ..............            800          38,350

ENERGY SOURCES -- 1.9%
Diamond Offshore Drilling, Inc. ........            625          34,492
Elf Aquitaine SA........................            165          22,027
Elf Aquitaine SA ADR....................            300          20,006

                                                                ----------------

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
ENERGY (CONTINUED)
ENERGY SOURCES (CONTINUED)
ENSCO International, Inc. ..............            600   $      23,663
Exxon Corp. ............................            400          25,625
Mobil Corp. ............................            400          29,600
Noble Drilling Corp.+ ..................            900          29,025
Ocean Rig ASA+ .........................          6,589          11,311
Texaco, Inc. ...........................            400          24,575
                                                          -------------
                                                                366,993
                                                          -------------

FINANCE -- 4.3%
BANKS -- 1.7%
Astoria Financial Corp. ................             25           1,258
Banca Commerciale Italiana+ ............          3,314           9,523
Bank of New York Cos., Inc. ............            250          12,000
BankAmerica Corp. ......................            875          64,149
Chase Manhattan Corp. ..................            300          35,400
Citicorp................................             75          10,045
Dime Bancorp, Inc. .....................            100           2,094
First Union Corp. ......................            500          25,031
Mellon Bank Corp. ......................            400          21,900
Queens County Bancorp, Inc. ............             25           1,295
Star Banc Corp. ........................            475          21,820

FINANCIAL SERVICES -- 1.4%
American Express Co. ...................            300          24,562
Associates First Capital Corp. .........            775          48,244
Charles Schwab Corp. ...................            600          21,450
ContiFinancial Corp.+ ..................            600          19,500
Federal National Mortgage Association...            300          14,100
FirstSpartan Financial Corp. ...........             75           2,906
GSB Financial Corp.+ ...................             75           1,228
Household International, Inc. ..........            100          11,319
SLM Holding Corp. ......................             75          11,588
Transamerica Corp. .....................            100           9,950
Washington Mutual, Inc. ................            112           7,812

INSURANCE -- 1.2%
Aetna, Inc. ............................            300          24,431
Allstate Corp. .........................            300          24,113
Chubb Corp. ............................            300          21,319
Reliance Group Holdings, Inc. ..........            100           1,356
Skandia Forsakrings AB..................            198           8,846
Swiss Life Insurance & Pension Co. .....             20          11,922
UICI+ ..................................            550          15,813
UNUM Corp. .............................            725          33,078
                                                          -------------
                                                                518,052
                                                          -------------

HEALTHCARE -- 2.5%
DRUGS -- 1.6%
Amgen, Inc.+ ...........................            200           9,588
Astra AB, Class A.......................            294           5,424

----------------
22

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
HEALTHCARE (CONTINUED)
DRUGS (CONTINUED)
Bergen Brunswig Corp., Class A..........            300   $      12,112
Bristol-Myers Squibb Co. ...............            200          16,550
Cardinal Health, Inc. ..................            175          12,425
Johnson & Johnson.......................            400          23,050
Merck & Co., Inc. ......................            100           9,994
Teva Pharmaceutical Industries Ltd.
 ADR....................................            100           5,575
Warner-Lambert Co. .....................            700          94,456

HEALTH SERVICES -- 0.6%
Columbia/HCA Healthcare Corp. ..........            400          11,500
Humana, Inc. ...........................            700          16,669
Omnicare, Inc. .........................            650          21,125
Pacificare Health Systems, Inc., Class
 B+ ....................................            125           8,516
United Healthcare Corp. ................            300          15,000

MEDICAL PRODUCTS -- 0.3%
Baxter International, Inc. .............            200          10,450
ESC Medical Systems Ltd.+ ..............            350          13,169
Fresenius Medical Care AG ADR+ .........            150           3,412
IDEXX Laboratories, Inc.+ ..............            275           4,606
Sofamor Danek Group, Inc.+ .............            175           9,997
                                                          -------------
                                                                303,618
                                                          -------------

INDUSTRIAL & COMMERCIAL -- 2.7%
AEROSPACE & MILITARY TECHNOLOGY -- 0.2%
Boeing Co. .............................            400          21,775

BUSINESS SERVICES -- 1.3%
Caliber System, Inc. ...................            250          13,562
Dal-Tile International, Inc.+ ..........            400           6,000
Owens-Illinois, Inc.+ ..................            500          16,969
Rentokil Initial PLC+ ..................          2,677          11,051
Sealed Air Corp.+ ......................            400          21,975
Service Corp. International.............            400          12,875
Suez Lyonnaise des Eaux+ ...............            176          19,639
Sysco Corp. ............................            600          22,162
Technology Solutions Co. ...............            175           5,644
Tomra Systems ASA.......................            265           6,097
USA Waste Services, Inc.+ ..............            400          15,950

MACHINERY -- 0.1%
Metra Oy, Class B.......................            656          19,094

MULTI-INDUSTRY -- 0.8%
Corning, Inc. ..........................            300          14,175
Raision Tehtaat Oy......................            199          22,717
Republic Industries, Inc.+ .............            500          16,469
Siebe PLC...............................            853          17,152
Westinghouse Electric Corp. ............            800          21,650

                                                                ----------------

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
TRANSPORTATION -- 0.3%
Burlington Northern Santa Fe Corp. .....            300   $      28,987
KLM Royal Dutch Air Lines NV............            125           4,289
                                                          -------------
                                                                318,232
                                                          -------------

INFORMATION & ENTERTAINMENT -- 1.2%
BROADCASTING & MEDIA -- 1.0%
General Cable Corp.+ ...................            500          17,750
Iridium World Communications Ltd.+ .....            400          16,500
New York Times Co., Class A.............            400          21,000
Omnicom Group, Inc. ....................            300          21,825
Time Warner, Inc. ......................            750          40,641

ENTERTAINMENT PRODUCTS -- 0.1%
Mattel, Inc. ...........................            400          13,250

LEISURE & TOURISM -- 0.1%
McDonald's Corp. .......................            300          14,287
                                                          -------------
                                                                145,253
                                                          -------------

INFORMATION TECHNOLOGY -- 9.2%
BROADCASTING & MEDIA -- 0.1%
Tele-Communications TCI Group, Class
 A+ ....................................            800          16,400

COMMUNICATION EQUIPMENT -- 0.5%
Lucent Technologies, Inc. ..............            200          16,275
Nokia Corp., Class A ADR................            300          28,144
Telecomunicacoes Brasileras SA ADR......            150          19,312

COMPUTERS & BUSINESS EQUIPMENT -- 1.8%
Compaq Computer Corp.+ .................          1,200          89,700
Computer Sciences Corp.+ ...............            200          14,150
Dell Computer Corp.+ ...................            250          24,219
EMC Corp.+ .............................            350          20,431
HBO & Co. ..............................            400          15,100
Hewlett-Packard Co. ....................            200          13,912
Honeywell, Inc. ........................            300          20,156
International Business Machines
 Corp. .................................            100          10,600
Perkin-Elmer Corp. .....................            125           9,133

ELECTRONICS -- 3.5%
Analog Devices, Inc.+ ..................            975          32,663
ASM Lithography Holdings NV+ ...........            100           9,875
Emerson Electric Co. ...................            300          17,288
General Electric Co. ...................            600          40,837
Intel Corp. ............................            750          69,234
Motorola, Inc. .........................            300          21,563
Philips Electronics NV..................            174          14,722
Philips Electronics NV ADR..............          1,400         117,600
Pittway Corp. ..........................            600          38,963
Rockwell International Corp. ...........            250          15,734
Texas Instruments, Inc. ................            300          40,537

----------------
24

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
SOFTWARE -- 2.4%
Aspen Technologies, Inc.+ ..............            775   $      27,222
BEA Systems, Inc.+ .....................            425           7,597
Ceridian Corp.+ ........................            100           3,700
Cisco Systems, Inc.+ ...................            750          54,796
J.D. Edwards & Co.+ ....................            875          29,312
Microsoft Corp.+ .......................            350          46,309
Novell, Inc.+ ..........................            200           1,794
Parametric Technology Corp.+ ...........          1,725          76,116
PeopleSoft, Inc.+ ......................            100           5,975
Policy Management Systems Corp.+ .......             25           1,555
Reynolds & Reynolds Co., Class A........            700          13,606
Sapient Corp.+ .........................             25           1,272
Wind River Systems+ ....................            325          13,406

TELECOMMUNICATIONS -- 0.9%
At Home Corp., Series A+ ...............          2,775          64,172
Ericsson (L.M.) Telecommunications Co.,
 Class B ADR............................            500          23,969
Tele-Communications, Inc................            200           4,125
Teleport Communications Group, Class
 A+ ....................................            200           8,975
                                                          -------------
                                                              1,100,449
                                                          -------------

MATERIALS -- 1.8%
CHEMICALS -- 1.3%
du Pont (E.I.) de Nemours & Co. ........            925          56,946
IMC Global, Inc. .......................            400          14,100
Monsanto Co. ...........................          2,050          79,950
Solutia, Inc.+ .........................            480           9,600

FOREST PRODUCTS -- 0.4%
American Pad & Paper Co.+ ..............            400           4,975
Fort James Corp. .......................            687          31,473
Ivex Packaging Corp.+ ..................            300           4,800

METALS & MINERALS -- 0.1%
Crown, Cork & Seal Co., Inc. ...........            200           9,225
EASCO, Inc. ............................            500           6,125
                                                          -------------
                                                                217,194
                                                          -------------

REAL ESTATE -- 0.7%
REAL ESTATE INVESTMENT TRUSTS -- 0.7%
Crescent Real Estate Equities...........            400          16,050
Equity Office Properties Trust..........          1,900          64,481
                                                          -------------
                                                                 80,531
                                                          -------------

UTILITIES -- 1.1%
ELECTRIC UTILITIES -- 0.2%
Duke Energy Co. ........................            400          19,775

GAS & PIPELINE UTILITIES -- 0.1%
US Filter Corp.+ .......................            300          12,919

                                                                ----------------

COMMON STOCK (CONTINUED)                     SHARES           VALUE
-----------------------------------------------------------------------
UTILITIES (CONTINUED)
TELEPHONE -- 0.8%
Ameritech Corp. ........................            300   $      19,950
AT&T Corp. .............................            300          13,294
Bell Atlantic Corp. ....................            230          18,501
GTE Corp. ..............................            300          13,612
MCI Communications Corp. ...............            400          11,750
Telecom Italia SpA+ ....................          2,673          17,808
                                                          -------------
                                                                127,609
                                                          -------------
TOTAL COMMON STOCK (cost $3,109,988)....                      3,555,721
                                                          -------------


                                            PRINCIPAL
BONDS & NOTES -- 56.7%                       AMOUNT
-----------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.5%
RETAIL -- 0.5%
J.C. Penney Co., Inc. 7.40% 2037........  $      50,000          53,299
                                                          -------------

ENERGY -- 0.8%
ENERGY SOURCES -- 0.8%
Petroliam Nasional Bhd. 7.13% 2005*.....         60,000          59,829
YPF Sociedad Anonima 8.00% 2004.........         40,000          40,750
                                                          -------------
                                                                100,579
                                                          -------------

FINANCE -- 5.2%
BANKS -- 3.4%
Banc One Corp. 8.00% 2027...............         43,000          46,650
Banponce Financial Corp. 6.75% 2001.....         50,000          50,553
Credit National 7.00% 2005..............         40,000          39,350
Export Import Bank of Korea 6.50%
 2006...................................         45,000          44,409
First Republic Bancorp 7.75% 2012.......         50,000          49,610
Korea Development Bank 7.13% 2001.......         35,000          35,186
NBD Bank SA 8.25% 2024..................         50,000          57,343
NCNB Co. 9.38% 2009.....................         68,000          81,153

FINANCIAL SERVICES -- 1.8%
Dime Capital Trust I, Series A 9.33%
 2027...................................         40,000          43,221
GE Capital Mortgage Services, Inc. 6.25%
 2023...................................         36,904          36,685
Private Export Funding Corp. 7.03%
 2003...................................         60,000          62,225
Private Export Funding Corp. 7.90%
 2000...................................         75,000          78,143
                                                          -------------
                                                                624,528
                                                          -------------

HEALTHCARE -- 0.6%
HEALTH SERVICES -- 0.6%
Allegiance Corp. 7.00% 2026.............         75,000          76,302
                                                          -------------

INDUSTRIAL & COMMERCIAL -- 0.4%
MACHINERY -- 0.4%
Mark IV Industries, Inc. 8.75% 2003.....         40,000          41,600
                                                          -------------

----------------
26

                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
INFORMATION & ENTERTAINMENT -- 1.2%
BROADCASTING & MEDIA -- 1.2%
Comcast Cable Communications 8.50%
 2027*..................................  $      50,000   $      55,739
News America Holdings, Inc. 8.00%
 2016...................................         50,000          51,154
Scholastic Corp. 7.00% 2003.............         40,000          40,446
                                                          -------------
                                                                147,339
                                                          -------------

INFORMATION TECHNOLOGY -- 0.5%
TELECOMMUNICATIONS -- 0.5%
Tele-Communications, Inc. 9.25% 2002....         50,000          54,514
                                                          -------------

MATERIALS -- 0.6%
CHEMICALS -- 0.6%
ICI Wilmington, Inc. 6.95% 2004.........         70,000          71,049
                                                          -------------

MUNICIPAL BONDS -- 1.1%
MUNICIPAL BONDS -- 1.1%
Hudson County New Jersey Improvement
 Authority Facility 6.55% 2002..........        135,000         135,864
                                                          -------------

NON-U.S. GOVERNMENT OBLIGATIONS -- 2.6%
FOREIGN GOVERNMENT -- 2.6%
Republic of Argentina 11.00% 2006.......         55,000          62,700
Republic of Columbia 7.25% 2004.........         43,000          42,162
Republic of Germany 6.25% 2024 ... (DEM)        285,000         163,263
Republic of Lithuania 7.13% 2002* ......         43,000          42,559
                                                          -------------
                                                                310,684
                                                          -------------

U.S. GOVERNMENT & AGENCIES -- 41.7%
U.S. GOVERNMENT & AGENCIES -- 41.7%
Federal Home Loan Mortgage Corp. 6.00%
 2006...................................         45,000          44,269
Federal Home Loan Mortgage Corp. 6.50%
 2022...................................        100,000          98,250
Federal Home Loan Mortgage Corp. 6.50%
 2023...................................         30,000          29,053
Federal Home Loan Mortgage Corp. 7.00%
 2023...................................         32,000          32,460
Federal Home Loan Mortgage Corp. 7.50%
 2023...................................         22,091          22,567
Federal Home Loan Mortgage Corp. 7.75%
 2022...................................         53,186          54,066
Federal Home Loan Mortgage Corp. 8.50%
 2019...................................         69,260          72,330
Federal National Mortgage Association
 5.65% 2005.............................         45,000          44,560
Federal National Mortgage Association
 7.00% 2006.............................         29,338          29,521
Federal National Mortgage Association
 7.39% 2021.............................         57,570          59,441
Federal National Mortgage Association
 9.35% 2020.............................         18,431          18,698
Government National Mortgage Association
 7.00% 2022.............................         21,465          21,559
Government National Mortgage Association
 7.00% 2023.............................         20,855          20,927
Government National Mortgage Association
 7.25% 2027.............................        363,365         366,486
Government National Mortgage Association
 7.50% 2022.............................         59,056          60,310
Government National Mortgage Association
 7.50% 2024.............................         21,994          22,434
Government National Mortgage Association
 8.50% 2017.............................         68,094          72,370
Government National Mortgage Association
 8.50% 2017.............................         27,143          28,848
Government National Mortgage Association
 9.00% 2021.............................         26,601          28,662
United States Treasury Bonds 6.63%
 2027...................................        140,000         143,347
United States Treasury Bonds 8.50%
 2020...................................        205,000         253,399
United States Treasury Bonds 9.25%
 2016...................................        160,000         207,826

                                                                ----------------

                                            PRINCIPAL
BONDS & NOTES (CONTINUED)                    AMOUNT           VALUE
-----------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES (CONTINUED)
United States Treasury Bonds 12.00%
 2013...................................  $     700,000   $   1,008,000
United States Treasury Notes 5.88%
 2000...................................        375,000         375,060
United States Treasury Notes 6.25%
 2002...................................        100,000         100,922
United States Treasury Notes 6.25%
 2007...................................        150,000         150,774
United States Treasury Notes 6.63%
 2001...................................      1,090,000       1,113,838
United States Treasury Notes 6.63%
 2002...................................        100,000         102,375
United States Treasury Notes 6.63%
 2007...................................         50,000          51,641
United States Treasury Notes 7.25%
 2004...................................        235,000         249,539
United States Treasury Notes 8.50%
 2000...................................        100,000         107,250
                                                          -------------
                                                              4,990,782
                                                          -------------

UTILITIES -- 1.5%
ELECTRIC UTILITIES -- 1.1%
Atlantic City Electric Co. 6.38% 2005...         60,000          59,461
Cleveland Electric Illuminating Co.
 7.19% 2000*............................         30,000          30,353
Public Service Electric & Gas Co. 8.88%
 2003...................................         35,000          38,637

TELEPHONE -- 0.4%
WorldCom, Inc. 7.55% 2004...............         50,000          51,852
                                                          -------------
                                                                180,303
                                                          -------------
TOTAL BONDS & NOTES (cost $6,624,128)...                      6,786,843
                                                          -------------
TOTAL INVESTMENT SECURITIES (cost
 $9,734,116)............................                     10,342,564
                                                          -------------


SHORT-TERM SECURITIES -- 1.7%
-----------------------------------------------------------------------
FEDERAL AGENCY OBLIGATIONS -- 1.7%
Federal Home Loan Mortgage Corp. 6.05%
 due 10/01/97 (cost $200,000)...........        200,000         200,000
                                                          -------------

REPURCHASE AGREEMENTS -- 12.5%
-----------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 12.5%
Lehman Brothers, Inc. Joint Repurchase
 Agreement (Note 3).....................        820,000         820,000
PaineWebber, Inc. Joint Repurchase
 Agreement (Note 3).....................        674,000         674,000
                                                          -------------
TOTAL REPURCHASE AGREEMENTS (cost
 $1,494,000)............................                      1,494,000
                                                          -------------

TOTAL INVESTMENTS --
  (cost $11,428,116)                      100.6%            12,036,564
Liabilities in excess of other assets
  --                                       (0.6)               (66,092)
                                         ------            -----------
NET ASSETS --                             100.0%           $11,970,472
                                         ------            -----------
                                         ------            -----------

------------
+   Non-income producing securities
*  Resale restricted to qualified institutional buyers
ADR -- American Depository Receipt
DEM -- Deutsche Mark

----------------
28

OPEN FORWARD FOREIGN CURRENCY CONTRACTS

------------------------------------------------------------
                                                  GROSS
        CONTRACT          IN        DELIVERY    UNREALIZED
       TO DELIVER    EXCHANGE FOR     DATE     APPRECIATION
------------------------------------------------------------
USD         6,819    DEM    12,000  03/11/98    $     41
USD         5,136    DEM     9,000  03/11/98           9
                                                 -------
                                                      50
                                                 -------


                                                  GROSS
                                                UNREALIZED
                                               DEPRECIATION
------------------------------------------------------------
DEM       283,000    USD   160,258  11/18/97        (433)
DEM        39,000    USD    21,868  03/11/98        (428)
FIM       160,000    USD    29,845  03/11/98        (677)
GBP         7,500    USD    12,010  03/11/98          (4)
ITL    44,000,000    USD    24,785  03/11/98        (648)
NLG       125,000    USD    62,171  03/11/98      (1,255)
*SEK    1,554,000    USD   193,524  10/27/97     (11,504)
*SEK      330,300    USD    42,130  10/27/97      (1,448)
SEK        65,000    USD     8,278  03/11/98        (336)
*USD      249,477    SEK 1,884,300  10/27/97        (870)
                                                 -------
                                                 (17,603)
                                                 -------
Net Unrealized Depreciation.................    $(17,553)
                                                 -------
                                                 -------

-------------

* Represents open forward foreign currency and offsetting open forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk

DEM -- Deutsche Mark        ITL -- Italian Lira         USD -- United States Dollar
FIM -- Finnish Markka       NGL -- Netherlands Guilder
GBP -- Great British Pound  SEK -- Swedish Krona

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
MULTI-MANAGED INCOME
PORTFOLIO                             INVESTMENT PORTFOLIO -- SEPTEMBER 30, 1997

                                                                     (UNAUDITED)

COMMON STOCK -- 16.7%                                      SHARES           VALUE
-------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 1.3%
APPAREL & TEXTILES -- 0.3%
R.P.M., Inc. .........................................            650   $      13,325
Sola International, Inc.+ ............................            600          20,587

AUTOMOTIVE -- 0.2%
Ford Motor Co. .......................................            300          13,575
Volkswagen AG.........................................             11           7,639

HOUSING -- 0.1%
Electrolux AB, Series B...............................             45           3,517
Industrie Natuzzi SpA ADR.............................            125           2,961

RETAIL -- 0.7%
Costco Cos., Inc.+ ...................................            300          11,287
CVS Corp. ............................................            100           5,688
Federated Department Stores, Inc.+ ...................            300          12,937
Linens' N Things, Inc.+ ..............................            125           4,188
Nordstrom, Inc. ......................................            125           7,969
Office Depot, Inc.+ ..................................            200           4,038
Wal-Mart Stores, Inc. ................................            500          18,312
                                                                        -------------
                                                                              126,023
                                                                        -------------

CONSUMER STAPLES -- 0.7%
FOOD, BEVERAGE & TOBACCO -- 0.3%
Philip Morris Cos., Inc. .............................            300          12,469
Sara Lee Corp. .......................................            300          15,450

HOUSEHOLD PRODUCTS -- 0.4%
Gillette Co. .........................................            200          17,262
Kimberly-Clark Corp. .................................            200           9,788
Procter & Gamble Co. .................................            200          13,812
                                                                        -------------
                                                                               68,781
                                                                        -------------

ENERGY -- 1.8%
ENERGY SERVICES -- 0.6%
Baker Hughes, Inc. ...................................            300          13,125
Santa Fe International Corp.+ ........................            425          19,763
Schlumberger Ltd. ....................................            100           8,419
Smedvig ASA, Class B..................................            186           5,522
Transocean Offshore, Inc. ............................            300          14,381

ENERGY SOURCES -- 1.2%
Diamond Offshore Drilling, Inc. ......................            225          12,417
Elf Aquitaine SA......................................             59           7,876
Elf Aquitaine SA ADR..................................            125           8,336
ENSCO International, Inc. ............................            200           7,888

----------------
30

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
ENERGY (CONTINUED)
ENERGY SOURCES (CONTINUED)
Exxon Corp. ..........................................            200   $      12,812
Mobil Corp. ..........................................            300          22,200
Noble Drilling Corp.+ ................................            350          11,288
Ocean Rig ASA+ .......................................          2,563           4,400
Texaco, Inc. .........................................            400          24,575
                                                                        -------------
                                                                              173,002
                                                                        -------------

FINANCE -- 2.3%
BANKS -- 0.6%
Astoria Financial Corp. ..............................             25           1,258
Banca Commerciale Italiana+ ..........................          1,249           3,589
Bank of New York Cos., Inc. ..........................             75           3,600
BankAmerica Corp. ....................................            200          14,663
Chase Manhattan Corp. ................................            100          11,800
Citicorp..............................................             25           3,349
Dime Bancorp, Inc. ...................................             25             523
Mellon Bank Corp. ....................................            200          10,950
Queens County Bancorp, Inc. ..........................             25           1,295
Star Banc Corp. ......................................            175           8,039

FINANCIAL SERVICES -- 1.0%
American Express Co. .................................            300          24,562
Associates First Capital Corp. .......................            450          28,012
Charles Schwab Corp. .................................            112           4,004
ContiFinancial Corp.+ ................................            300           9,750
Federal National Mortgage Association.................            300          14,100
FirstSpartan Financial Corp. .........................             25             969
GSB Financial Corp.+ .................................             25             409
SLM Holding Corp. ....................................             25           3,863
Washington Mutual, Inc. ..............................             45           3,139

INSURANCE -- 0.7%
Aetna, Inc. ..........................................            100           8,144
Allstate Corp. .......................................            100           8,037
Chubb Corp. ..........................................            300          21,319
Reliance Group Holdings, Inc. ........................             50             678
Skandia Forsakrings AB................................             82           3,663
Swiss Life Insurance & Pension Co. ...................              8           4,769
UICI+ ................................................            225           6,469
UNUM Corp. ...........................................            350          15,969
                                                                        -------------
                                                                              216,922
                                                                        -------------

HEALTHCARE -- 1.2%
DRUGS -- 0.8%
Amgen, Inc.+ .........................................            200           9,587
Astra AB, Class A.....................................            102           1,882
Bergen Brunswig Corp., Class A........................            100           4,038
Cardinal Health, Inc. ................................             50           3,550
Johnson & Johnson.....................................            200          11,525
Merck & Co., Inc. ....................................            100           9,994

                                                                ----------------

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
HEALTHCARE (CONTINUED)
DRUGS (CONTINUED)
Teva Pharmaceutical Industries Ltd. ADR...............             50   $       2,788
Warner-Lambert Co. ...................................            250          33,734

HEALTH SERVICES -- 0.3%
Columbia/HCA Healthcare Corp. ........................            300           8,625
Omnicare, Inc. .......................................            250           8,125
Pacificare Health Systems, Inc., Class B+ ............             50           3,406
United Healthcare Corp. ..............................            100           5,000

MEDICAL PRODUCTS -- 0.1%
ESC Medical Systems Ltd.+ ............................            150           5,644
Fresenius Medical Care AG ADR+ .......................             75           1,706
IDEXX Laboratories, Inc.+ ............................            125           2,094
Sofamor Danek Group, Inc.+ ...........................             50           2,856
                                                                        -------------
                                                                              114,554
                                                                        -------------

INDUSTRIAL & COMMERCIAL -- 1.4%
AEROSPACE & MILITARY TECHNOLOGY -- 0.1%
Boeing Co. ...........................................            200          10,887

BUSINESS SERVICES -- 0.8%
Caliber System, Inc. .................................             75           4,069
Dal-Tile International, Inc.+ ........................            200           3,000
Owens-Illinois, Inc.+ ................................            300          10,181
Rentokil Initial PLC+ ................................            982           4,054
Sealed Air Corp.+ ....................................            150           8,241
Suez Lyonnaise des Eaux+ .............................             70           7,811
Sysco Corp. ..........................................            500          18,469
Technology Solutions Co. .............................             75           2,419
Tomra Systems ASA.....................................             97           2,231
USA Waste Services, Inc.+ ............................            300          11,962

MACHINERY -- 0.1%
Metra Oy, Class B.....................................            250           7,276

MULTI-INDUSTRY -- 0.2%
Raision Tehtaat Oy....................................             78           8,904
Siebe PLC.............................................            338           6,797
Westinghouse Electric Corp. ..........................            175           4,736

TRANSPORTATION -- 0.2%
Burlington Northern Santa Fe Corp. ...................            200          19,325
KLM Royal Dutch Air Lines NV..........................             50           1,716
                                                                        -------------
                                                                              132,078
                                                                        -------------

INFORMATION & ENTERTAINMENT -- 0.9%
BROADCASTING & MEDIA -- 0.7%
General Cable Corp.+ .................................            500          17,750
New York Times Co., Class A...........................            300          15,750
Omnicom Group, Inc. ..................................            200          14,550
Time Warner, Inc. ....................................            350          18,966

----------------
32

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
ENTERTAINMENT PRODUCTS -- 0.2%
Mattel, Inc. .........................................            400   $      13,250
                                                                        -------------
                                                                               80,266
                                                                        -------------

INFORMATION TECHNOLOGY -- 4.8%
BROADCASTING & MEDIA -- 0.0%
Tele-Communications TCI Group, Class A+ ..............            143           2,931

COMMUNICATION EQUIPMENT -- 0.4%
Lucent Technologies, Inc. ............................            200          16,275
Nokia Corp., Class A ADR..............................            100           9,381
Telecomunicacoes Brasileras SA ADR....................             50           6,438

COMPUTERS & BUSINESS EQUIPMENT -- 0.9%
Compaq Computer Corp.+ ...............................            425          31,769
Computer Sciences Corp.+ .............................            100           7,075
Dell Computer Corp.+ .................................            100           9,687
EMC Corp.+ ...........................................             50           2,919
HBO & Co. ............................................            150           5,663
Hewlett-Packard Co. ..................................            100           6,956
Honeywell, Inc. ......................................            200          13,437
Perkin-Elmer Corp. ...................................             50           3,653

ELECTRONICS -- 2.0%
Analog Devices, Inc.+ ................................            350          11,725
ASM Lithography Holdings NV+ .........................             50           4,937
Emerson Electric Co. .................................            200          11,525
General Electric Co. .................................            300          20,419
Intel Corp. ..........................................            300          27,694
Motorola, Inc. .......................................            300          21,562
Philips Electronics NV................................             71           6,007
Philips Electronics NV ADR............................            500          42,000
Pittway Corp. ........................................            225          14,611
Rockwell International Corp. .........................            150           9,441
Texas Instruments, Inc. ..............................            125          16,891

SOFTWARE -- 1.1%
Aspen Technologies, Inc.+ ............................            275           9,659
BEA Systems, Inc.+ ...................................            125           2,234
Cisco Systems, Inc.+ .................................            250          18,266
J.D. Edwards & Co.+ ..................................            300          10,050
Microsoft Corp.+ .....................................            150          19,847
Parametric Technology Corp.+ .........................            675          29,784
PeopleSoft, Inc.+ ....................................             50           2,988
Reynolds & Reynolds Co., Class A......................            400           7,775
Sapient Corp.+ .......................................             25           1,272
Wind River Systems+ ..................................            109           4,496

TELECOMMUNICATIONS -- 0.4%
At Home Corp., Series A+ .............................          1,150          26,594
Ericsson (L.M.) Telecommunications Co., Class B ADR...            175           8,389
Tele-Communications TCI Venture Group, Class A+ ......             82           1,691

                                                                ----------------

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
TELECOMMUNICATIONS (CONTINUED)
Teleport Communications Group, Class A+ ..............            100   $       4,488
                                                                        -------------
                                                                              450,529
                                                                        -------------

MATERIALS -- 1.1%
CHEMICALS -- 0.7%
du Pont (E.I.) de Nemours & Co. ......................            350          21,547
IMC Global, Inc. .....................................            300          10,575
Monsanto Co. .........................................            725          28,275
Solutia, Inc.+ .......................................            170           3,400

FOREST PRODUCTS -- 0.3%
American Pad & Paper Co.+ ............................            200           2,487
Fort James Corp. .....................................            550          25,197
Ivex Packaging Corp.+ ................................            100           1,600

METALS & MINERALS -- 0.1%
Crown, Cork & Seal Co., Inc. .........................            200           9,225
                                                                        -------------
                                                                              102,306
                                                                        -------------

REAL ESTATE -- 0.4%
REAL ESTATE INVESTMENT TRUSTS -- 0.4%
Crescent Real Estate Equities.........................            300          12,037
Equity Office Properties Trust........................            775          26,302
                                                                        -------------
                                                                               38,339
                                                                        -------------

UTILITIES -- 0.8%
ELECTRIC UTILITIES -- 0.2%
Duke Energy Co. ......................................            313          15,474

GAS & PIPELINE UTILITIES -- 0.0%
US Filter Corp.+ .....................................            100           4,306

TELEPHONE -- 0.6%
Ameritech Corp. ......................................            200          13,300
AT&T Corp. ...........................................            200           8,863
GTE Corp. ............................................            300          13,612
MCI Communications Corp. .............................            300           8,813
Telecom Italia SpA+ ..................................          1,041           6,935
                                                                        -------------
                                                                               71,303
                                                                        -------------
TOTAL COMMON STOCK (cost $1,355,291)..................                      1,574,103
                                                                        -------------

----------------
34

                                                          PRINCIPAL
BONDS & NOTES -- 72.8%                                     AMOUNT           VALUE
-------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.7%
RETAIL -- 0.7%
J.C. Penney Co., Inc. 7.40% 2037......................  $      60,000   $      63,959
                                                                        -------------

ENERGY -- 1.3%
ENERGY SOURCES -- 1.3%
Petroliam Nasional Bhd. 7.13% 2005*...................         65,000          64,815
YPF Sociedad Anonima 8.00% 2004.......................         60,000          61,125
                                                                        -------------
                                                                              125,940
                                                                        -------------

FINANCE -- 8.5%
BANKS -- 5.2%
Banc One Corp. 8.00% 2027.............................         55,000          59,668
Banponce Financial Corp. 6.75% 2001...................         65,000          65,720
Credit National 7.00% 2005............................         60,000          59,025
Export Import Bank of Korea 6.50% 2006................         60,000          59,212
First Republic Bancorp 7.75% 2012.....................         55,000          54,570
Korea Development Bank 7.13% 2001.....................         30,000          30,160
NBD Bank SA 8.25% 2024................................         55,000          63,078
NCNB Co. 9.38% 2009...................................         80,000          95,474

FINANCIAL SERVICES -- 3.3%
Dime Capital Trust I, Series A 9.33% 2027.............         45,000          48,623
GE Capital Mortgage Services, Inc. 6.25% 2023.........         55,356          55,027
Private Export Funding Corp. 7.03% 2003...............        100,000         103,708
Private Export Funding Corp. 7.90% 2000...............        100,000         104,191
                                                                        -------------
                                                                              798,456
                                                                        -------------

HEALTHCARE -- 1.1%
MEDICAL PRODUCTS -- 1.1%
Allegiance Corp. 7.00% 2026...........................        100,000         101,736
                                                                        -------------

INDUSTRIAL & COMMERCIAL -- 0.6%
MACHINERY -- 0.6%
Mark IV Industries, Inc. 8.75% 2003...................         50,000          52,000
                                                                        -------------

INFORMATION & ENTERTAINMENT -- 2.5%
BROADCASTING & MEDIA -- 2.5%
Comcast Cable Communications 8.50% 2027*..............         80,000          89,182
News America Holdings, Inc. 8.00% 2016................         80,000          81,846
Scholastic Corp. 7.00% 2003...........................         60,000          60,669
                                                                        -------------
                                                                              231,697
                                                                        -------------

INFORMATION TECHNOLOGY -- 0.7%
TELECOMMUNICATIONS -- 0.7%
Tele-Communications, Inc. 9.25% 2002..................         60,000          65,417
                                                                        -------------

MATERIALS -- 0.9%
CHEMICALS -- 0.9%
ICI Wilmington, Inc. 6.95% 2004.......................         80,000          81,199
                                                                        -------------

                                                                ----------------

                                                          PRINCIPAL
BONDS & NOTES (CONTINUED)                                  AMOUNT           VALUE
-------------------------------------------------------------------------------------
MUNICIPAL BONDS -- 2.1%
MUNICIPAL BONDS -- 2.1%
Hudson County New Jersey Improvement Authority
 Facility 6.55% 2002..................................  $     200,000   $     201,280
                                                                        -------------

NON-U.S. GOVERNMENT OBLIGATIONS -- 3.8%
FOREIGN GOVERNMENT -- 3.8%
Republic of Argentina 11.00% 2006.....................         60,000          68,400
Republic of Columbia 7.25% 2004.......................         55,000          53,928
Republic of Germany 6.25% 2024.................. (DEM)        325,000         186,176
Republic of Lithuania 7.13% 2002*.....................         53,000          52,457
                                                                        -------------
                                                                              360,961
                                                                        -------------

U.S. GOVERNMENT & AGENCIES -- 48.0%
U.S. GOVERNMENT & AGENCIES -- 48.0%
Federal Home Loan Mortgage Corp. 6.50% 2022...........         60,000          58,950
Federal Home Loan Mortgage Corp. 6.50% 2023...........         40,000          38,737
Federal Home Loan Mortgage Corp. 7.00% 2023...........         45,000          45,646
Federal Home Loan Mortgage Corp. 7.50% 2023...........         36,818          37,612
Federal Home Loan Mortgage Corp. 7.75% 2022...........         75,980          77,238
Federal Home Loan Mortgage Corp. 8.50% 2019...........         79,154          82,663
Federal National Mortgage Association 5.65% 2005......         60,000          59,413
Federal National Mortgage Association 7.00% 2006......         41,073          41,330
Federal National Mortgage Association 7.39% 2021......         57,570          59,441
Federal National Mortgage Association 9.35% 2020......         40,067          40,649
Government National Mortgage Association 7.00% 2023...         19,805          19,873
Government National Mortgage Association 7.00% 2023...         26,316          26,407
Government National Mortgage Association 7.00% 2023...         19,728          19,795
Government National Mortgage Association 7.25% 2027...        552,514         557,260
Government National Mortgage Association 7.50% 2022...         26,223          26,779
Government National Mortgage Association 7.50% 2023...         90,076          91,934
Government National Mortgage Association 8.50% 2017...         69,796          74,179
Government National Mortgage Association 8.50% 2017...         29,514          31,367
Government National Mortgage Association 9.00% 2021...         29,926          32,245
United States Treasury Bonds 6.63% 2027...............        110,000         112,630
United States Treasury Bonds 8.50% 2020...............        110,000         135,970
United States Treasury Bonds 9.25% 2016...............        115,000         149,375
United States Treasury Bonds 12.00% 2013..............        805,000       1,159,200
United States Treasury Notes 5.88% 2000...............        185,000         185,030
United States Treasury Notes 6.25% 2007...............        110,000         110,568
United States Treasury Notes 6.63% 2001...............        835,000         853,261
United States Treasury Notes 6.63% 2002...............         65,000          66,544
United States Treasury Notes 6.63% 2007...............         25,000          25,820
United States Treasury Notes 7.25% 2004...............        155,000         164,590
United States Treasury Notes 8.50% 2000...............        125,000         134,062
                                                                        -------------
                                                                            4,518,568
                                                                        -------------

----------------
36

                                                          PRINCIPAL
BONDS & NOTES (CONTINUED)                                  AMOUNT           VALUE
-------------------------------------------------------------------------------------
UTILITIES -- 2.6%
ELECTRIC UTILITIES -- 1.7%
Atlantic City Electric Co. 6.38% 2005.................  $      75,000   $      74,327
Cleveland Electric Illuminating Co. 7.19% 2000*.......         40,000          40,470
Public Service Electric & Gas Co. 8.88% 2003..........         47,000          51,884

TELEPHONE -- 0.9%
WorldCom, Inc. 7.55% 2004.............................         80,000          82,964
                                                                        -------------
                                                                              249,645
                                                                        -------------
TOTAL BONDS & NOTES (cost $6,662,783).................                      6,850,858
                                                                        -------------
TOTAL INVESTMENT SECURITIES (cost $8,018,074).........                      8,424,961
                                                                        -------------


SHORT-TERM SECURITIES -- 0.3%
-------------------------------------------------------------------------------------
FEDERAL AGENCY OBLIGATIONS -- 0.3%
Federal Home Loan Mortgage Corp. 6.05% due 10/01/97
 (cost $25,000).......................................         25,000          25,000
                                                                        -------------

REPURCHASE AGREEMENTS -- 9.8%
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 9.8%
Lehman Brothers, Inc. Joint Repurchase Agreement (Note
 3)...................................................        835,000         835,000
PaineWebber, Inc. Joint Repurchase Agreement (Note
 3)...................................................         91,000          91,000
                                                                        -------------
TOTAL REPURCHASE AGREEMENTS (cost $926,000)...........                        926,000
                                                                        -------------

TOTAL INVESTMENTS -- (cost $8,969,074)                     99.6%            9,375,961
Other assets less liabilities --                            0.4                35,900
                                                        -------         -------------
NET ASSETS --                                             100.0%        $   9,411,861
                                                        -------         -------------
                                                        -------         -------------

------------
+   Non-income producing securities
*  Resale restricted to qualified institutional buyers
ADR -- American Depository Receipt
DEM -- Deutsche Mark

                                                                ----------------

OPEN FORWARD FOREIGN CURRENCY CONTRACTS
---------------------------------------------------------------------------
                                                                 GROSS
       CONTRACT             IN               DELIVERY          UNREALIZED
      TO DELIVER       EXCHANGE FOR            DATE           APPRECIATION
---------------------------------------------------------------------------
USD        4,546         DEM     8,000          03/11/98     $          27
USD        1,712         DEM     3,000          03/11/98                 3
                                                                   -------
                                                                        30
                                                                   -------


                                                                 GROSS
                                                               UNREALIZED
                                                              DEPRECIATION
---------------------------------------------------------------------------
DEM      322,000         USD   182,343          11/18/97              (492)
DEM       18,000         USD    10,093          03/11/98              (198)
FIM       60,000         USD    11,192          03/11/98              (254)
GBP        3,000         USD     4,804          03/11/98                (2)
ITL   17,000,000         USD     9,578          03/11/98              (250)
NLG       47,000         USD    23,376          03/11/98              (472)
*SEK   1,998,000         USD   248,817          10/27/97           (14,791)
*SEK     110,000         USD    14,031          10/27/97              (482)
SEK       26,000         USD     3,311          03/11/98              (134)
*USD     279,094        SEK  2,108,000          10/27/97              (974)
                                                                   -------
                                                                   (18,049)
                                                                   -------
Net Unrealized Depreciation.............................     $     (18,019)
                                                                   -------
                                                                   -------

-------------

* Represents open forward foreign currency and offsetting open forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk

DEM -- Deutsche Mark        ITL -- Italian Lira         SEK -- Swedish Krona
FIM -- Finnish Markka       NGL -- Netherlands Guilder  USD -- United States Dollar
GBP -- Great British Pound

See Notes to Financial Statements

----------------
38

----------------

SEASONS SERIES TRUST
ASSET ALLOCATION:
DIVERSIFIED GROWTH
PORTFOLIO                             INVESTMENT PORTFOLIO -- SEPTEMBER 30, 1997

                                                                     (UNAUDITED)

COMMON STOCK -- 69.6%                                      SHARES           VALUE
-------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 6.9%
APPAREL & TEXTILES -- 0.0%
Onward Kashiyama Co. Ltd. ............................          1,000   $      14,419

AUTOMOTIVE -- 2.1%
Bayerische Motoren Werke AG+ .........................            101          85,998
Bridgestone Corp. ....................................          1,000          24,033
Cycle & Carriage Ltd. ................................          1,000           6,048
Edaran Otomobil Nasional Bhd..........................          2,000           8,014
Lear Corp.+ ..........................................          6,200         305,350
Magna International, Inc., Class A ADR................            498          34,424
Michelin SA, Class B..................................            659          37,434

HOUSING -- 0.8%
Cemex SA de CV........................................          6,844          35,850
CRH PLC...............................................          4,826          55,041
Electrolux AB, Series B...............................            145          11,333
Lafarge SA............................................            644          47,198
Matsushita Electric Works Ltd. .......................          4,000          41,767

RETAIL -- 4.0%
Fuji Photo Film Co., Ltd. ............................          1,000          41,270
Ito Yokado Co. Ltd. ..................................          1,000          54,197
Kmart Corp.+ .........................................         19,900         278,600
Lowe's Cos., Inc. ....................................          8,100         314,887
Office Max, Inc.+ ....................................         15,000         227,813
Vendex International NV...............................            786          46,600
                                                                        -------------
                                                                            1,670,276
                                                                        -------------

CONSUMER STAPLES -- 6.4%
FOOD, BEVERAGE & TOBACCO -- 6.0%
B.A.T. Industries PLC.................................          8,276          72,464
Bass PLC+ ............................................          2,100          28,309
Dimon, Inc. ..........................................         13,100         327,500
Dole Food, Inc. ......................................          6,500         293,719
Fomento Economico Mexicano SA de CV, Class B+ ........          2,750          23,571
Goodman Fielder Ltd. .................................         19,296          31,238
Nestle SA.............................................             52          72,437
Quaker Oats Co. ......................................          5,900         297,212
RJR Nabisco Holdings Corp. ...........................          8,900         305,937

HOUSEHOLD PRODUCTS -- 0.4%
KAO Corp. ............................................          4,000          58,010
Unilever PLC..........................................          1,543          45,059
                                                                        -------------
                                                                            1,555,456
                                                                        -------------

                                                                ----------------

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
ENERGY -- 4.3%
ENERGY SERVICES -- 0.3%
Petroleo Brasileiro SA ADR* ..........................            200   $       5,623
Petroleo Brasileiro SA ADR............................            800          22,350
Shell Transport & Trading Co. PLC.....................          6,873          50,604

ENERGY SOURCES -- 4.0%
Amoco Corp. ..........................................          3,100         298,762
British Petroleum Co. PLC.............................          3,824          57,654
Burmah Castrol PLC....................................          3,353          59,798
Elf Aquitaine SA......................................            521          69,553
ENI SpA...............................................         15,290          96,285
Occidental Petroleum..................................         11,300         293,094
Total SA, Class B.....................................            705          80,688
                                                                        -------------
                                                                            1,034,411
                                                                        -------------

FINANCE -- 12.4%
BANKS -- 8.0%
ABN Amro Holdings NV..................................          1,296          26,242
Allied Irish Banks....................................          5,685          50,264
Banco Frances del Rio de la Plata SA..................          1,126          12,197
Bank of Ireland PLC...................................          4,136          51,690
Bank of Nova Scotia...................................            748          35,856
Bankers Trust New York Corp. .........................          3,000         367,500
Commonwealth Bank of Australia........................          2,146          26,546
Dao Heng Holdings Ltd. ...............................          6,000          27,061
Deutsche Bank AG......................................            726          51,113
Development Bank of Singapore Ltd. alien shares.......          2,000          20,399
First Union Corp. ....................................          6,500         325,406
HSBC Holdings PLC.....................................          2,000          66,942
Julius Baer Holdings AG...............................              6           9,220
Schweizerische Bank-Gesellschaft+ ....................             60          70,091
Societe Generale......................................            250          36,198
Summit Bancorp........................................          8,100         359,944
Uniao De Barncos Brasilieros SA GDR+ .................            300          10,988
Union Planters Corp. .................................          5,500         307,313
United Overseas Bank Ltd. alien shares................          5,000          36,940
Westpac Banking Corp., Ltd. ..........................          8,693          54,903

FINANCIAL SERVICES -- 3.1%
Acom Co. Ltd.* .......................................            200          10,425
Ahmanson (H.F.) & Co. ................................          5,300         301,106
Cetelem+ .............................................            218          24,840
Credit Local de France+ ..............................            402          38,081
Guoco Group Ltd. .....................................          4,000          15,973
ING Groep NV..........................................          1,234          56,669
Washington Mutual, Inc. ..............................          4,470         311,783

INSURANCE -- 1.3%
CIGNA Corp. ..........................................            600         111,750
Norwich Union PLC+....................................          4,217          22,848
Schweizerische Rueckversicherungs-Gesellschaft........             15          22,494
USF&G Corp. ..........................................          5,900         135,331

----------------
40

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
FINANCE (CONTINUED)
INSURANCE (CONTINUED)
Zurich Versicherungs-Gesellschaft.....................             43   $      18,715
                                                                        -------------
                                                                            3,016,828
                                                                        -------------
HEALTHCARE -- 3.3%
DRUGS -- 2.0%
Astra AB, Class A.....................................          1,208          22,289
Glaxo Wellcome PLC....................................          1,000          22,299
Novartis AG ADR.......................................             27          41,399
Pharmacia & Upjohn, Inc. .............................          7,700         281,050
Pharmacia & Upjohn, Inc. (SEK)........................            836          30,300
Sankyo Co. Ltd. ......................................          2,000          69,280
Santen Pharmaceutical Co.+ ...........................          1,000          18,812

HEALTH SERVICES -- 1.3%
Wellpoint Health Networks, Inc., Class A..............          5,500         318,656
                                                                        -------------
                                                                              804,085
                                                                        -------------

INDUSTRIAL & COMMERCIAL -- 11.5%
AEROSPACE & MILITARY TECHNOLOGY -- 1.9%
Boeing Co. ...........................................          4,800         261,300
General Motors Corp., Class H.........................            300          19,838
Northrop Grumman Corp.+ ..............................          1,200         145,650
Rolls Royce Ltd. PLC..................................          7,061          28,544

BUSINESS SERVICES -- 1.7%
Dai Nippon Printing Co., Ltd. ........................          2,000          42,761
Kurita Water Industries Ltd. .........................          1,000          19,972
Ogden Corp. ..........................................         13,300         314,212
VA Technologie AG.....................................            137          29,371
Yamato Transport Co. Ltd. ............................          2,000          24,530

MACHINERY -- 0.6%
Mannesmann AG.........................................            108          51,465
Molins PLC............................................          1,520          10,784
Rieter Holdings Ltd. AG...............................             67          31,049
Sandvik AB, Class B...................................          1,460          50,703

MULTI-INDUSTRY -- 3.5%
Alfa, SA de CV, Class A...............................          6,050          56,840
BTR Ltd. PLC..........................................          8,492          34,507
Compagnie Generale des Eaux...........................            377          44,356
Cookson Group PLC.....................................          2,900          11,777
Hercules, Inc. .......................................          5,500         273,625
Securicor Group PLC+ .................................          4,497          19,506
Smiths Industries.....................................          2,766          41,043
Sungei Way Holdings Bhd. .............................          9,000           8,267
Swire Pacific Ltd., Class A...........................          2,000          15,314
Tomkins PLC...........................................          8,275          46,435
Whitman Corp. ........................................         10,900         297,025

TRANSPORTATION -- 3.8%
ABB AG+ ..............................................              8          11,782
Burlington Northern Santa Fe Corp. ...................          3,000         289,875

                                                                ----------------

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL (CONTINUED)
TRANSPORTATION (CONTINUED)
Delta Air Lines, Inc. ................................          3,400   $     320,238
KLM Royal Dutch Air Lines NV..........................            830          28,983
Norfolk Southern Corp. ...............................          2,600         268,450
                                                                        -------------
                                                                            2,798,202
                                                                        -------------

INFORMATION & ENTERTAINMENT -- 2.5%
BROADCASTING & MEDIA -- 1.2%
Times Mirror Co., Series A............................          5,300         291,169

ENTERTAINMENT PRODUCTS -- 1.1%
Polaroid Corp. .......................................          5,000         255,937

LEISURE & TOURISM -- 0.2%
Hutchison Whampoa Ltd. ...............................          5,000          49,270
Resorts World Bhd. ...................................          2,000           4,377
                                                                        -------------
                                                                              600,753
                                                                        -------------

INFORMATION TECHNOLOGY -- 11.5%
COMMUNICATION EQUIPMENT -- 0.3%
Newbridge Networks Corp. ADR+.........................            700          41,887
Nokia Corp., Class A ADR..............................            470          44,682

COMPUTERS & BUSINESS EQUIPMENT -- 4.6%
Canon, Inc. ..........................................          3,000          87,760
Hewlett-Packard Co. ..................................          4,900         340,856
International Business Machines Corp. ................          3,000         317,812
NCR Corp.+ ...........................................         10,000         349,375
Ricoh Co. Ltd. .......................................          1,000          15,000

ELECTRONICS -- 2.6%
Dixons Group PLC......................................            900           9,259
General Electric Co. PLC..............................          7,905          49,713
Murata Manufacturing Co. Ltd. ........................          1,000          43,258
Omron Corp............................................          2,000          41,932
Philips Electronics NV................................            877          74,203
SGS Thomson Microelectronics NV+ .....................            738          69,280
Tokyo Electron Ltd. ..................................          1,000          61,076
Vishay Intertechnology, Inc.+ ........................         10,655         281,692

SOFTWARE -- 1.4%
Computer Associates International, Inc. ..............          4,800         344,700

TELECOMMUNICATIONS -- 2.6%
Deutsche Telekom AG...................................          4,247          82,202
Ericsson (L.M.) Telecommunications Co., Series B
 ADR..................................................            971          46,647
Northern Telecom Ltd. ................................            543          56,950
Portugal Telecom SA...................................          1,605          69,618
PT Telekomunikasi Indonesia ADR.......................            193           4,318
U.S. West Communications Group........................          7,500         288,750
Vodafone Group PLC....................................         14,227          76,394
                                                                        -------------
                                                                            2,797,364
                                                                        -------------

----------------
42

COMMON STOCK (CONTINUED)                                   SHARES           VALUE
-------------------------------------------------------------------------------------
MATERIALS -- 6.2%
CHEMICALS -- 0.8%
Akzo-Nobel NV+ .......................................            348   $      59,466
Bayer AG+ ............................................          1,559          62,071
Ciba Specialty Chemicals AG+ .........................            488          47,142
Shin-Etsu Chemical Co. Ltd.+ .........................          1,000          27,513

FOREST PRODUCTS -- 3.9%
Boise Cascade Corp. ..................................          7,400         311,262
International Paper Co. ..............................          4,700         258,794
Mayr-Melnhof Karton AG................................             80           4,773
Svenska Cellulosa AB, Class B.........................          1,899          47,929
Unisource Worldwide, Inc. ............................         16,900         321,100

METALS & MINERALS -- 1.5%
Freeport Copper & Gold, Inc., Class B.................         10,100         291,006
Kawasaki Steel Corp. .................................          8,000          15,315
Rio Tinto Corp. PLC...................................          3,615          57,359
                                                                        -------------
                                                                            1,503,730
                                                                        -------------

REAL ESTATE -- 2.7%
REAL ESTATE COMPANIES -- 0.7%
Amoy Properties Ltd. .................................         19,500          21,294
Cheung Kong Holdings Ltd. ............................          5,000          56,216
Security Capital Group, Inc., Class B.................          2,300          79,063

REAL ESTATE INVESTMENT TRUSTS -- 2.0%
Beacon Properties Corp. ..............................          3,700         169,506
Equity Residential Properties Trust...................          5,800         316,463
                                                                        -------------
                                                                              642,542
                                                                        -------------

UTILITIES -- 1.9%
ELECTRIC UTILITIES -- 0.5%
Electricidad de Portugal SA...........................            200           3,434
Hong Kong Electric Holdings Ltd. .....................          2,000           7,444
Scottish Power PLC....................................          7,802          60,375
Veba AG...............................................          1,033          60,362

GAS & PIPELINE UTILITIES -- 0.1%
Hong Kong & China Gas Co. Ltd.+ ......................          6,000          12,368

TELEPHONE -- 1.3%
Sprint Corp. .........................................          6,200         310,000
                                                                        -------------
                                                                              453,983
                                                                        -------------
TOTAL COMMON STOCK (cost $15,200,136).................                     16,877,630
                                                                        -------------

                                                                ----------------

                                                          PRINCIPAL
BONDS & NOTES -- 19.0%                                     AMOUNT           VALUE
-------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY -- 0.4%
RETAIL -- 0.4%
Rite Aid Corp. 6.70% 2001.............................  $     100,000   $     100,635
                                                                        -------------

ENERGY -- 0.8%
ENERGY SERVICES -- 0.4%
Petroleum Geo Services ASA 7.50% 2007.................        100,000         103,332

ENERGY SOURCES -- 0.4%
Saga Petroleum ASA 7.25% 2027.........................         40,000          39,449
YPF Sociedad Anonima 7.75% 2007.......................         45,000          45,067
                                                                        -------------
                                                                              187,848
                                                                        -------------

FINANCE -- 3.0%
BANKS -- 0.3%
Merita Bank Ltd 6.50% 2006............................         40,000          38,960
Societe Generale New York 7.40% 2006..................         30,000          31,074

FINANCIAL SERVICES -- 2.3%
Advanta Mortgage Loan Trust 6.69% 2017................         25,000          25,223
Advanta Mortgage Loan Trust 7.05% 2021................         25,000          25,343
Amresco Residential Securities 6.57% 2018.............         20,000          20,097
Carco Auto Loan Master Trust 6.69% 2004...............         20,000          20,034
Green Tree Financial Corp. 6.93% 2028.................         55,000          55,859
Greentree Recreational Equipment 6.55% 2028...........         42,103          42,478
Harley Davidson Eagle Motorcycle Trust 6.20% 2003.....        150,000         151,559
Money Store, Inc. 8.05% 2002..........................        100,000         103,552
PNC Mortgage Securities Corp. 6.60% 2027..............         25,000          25,037
Salomon, Inc. 7.00% 1999..............................        100,000         101,196

INSURANCE -- 0.4%
Travelers Capital II 7.75% 2036.......................        100,000         100,163
                                                                        -------------
                                                                              740,575
                                                                        -------------

INDUSTRIAL & COMMERCIAL -- 0.7%
AEROSPACE & MILITARY TECHNOLOGY -- 0.7%
Lockheed Martin Corp. 7.25% 2006......................        115,000         119,054
Raytheon Co. 6.45% 2002...............................         35,000          34,952
Raytheon Co. 7.20% 2027...............................          5,000           5,011
                                                                        -------------
                                                                              159,017
                                                                        -------------

INFORMATION & ENTERTAINMENT -- 0.5%
BROADCASTING & MEDIA -- 0.5%
News America Holdings, Inc. 7.70% 2025................        100,000          98,115
Time Warner Entertainment Co. LP 8.38% 2033...........         20,000          21,460
                                                                        -------------
                                                                              119,575
                                                                        -------------

----------------
44

                                                          PRINCIPAL
BONDS & NOTES (CONTINUED)                                  AMOUNT           VALUE
-------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 0.8%
TELECOMMUNICATIONS -- 0.8%
Compania de Telecomunicaciones 7.63% 2006.............  $     100,000   $     105,217
SK Telecom Ltd. 7.75% 2004............................        100,000         101,745
                                                                        -------------
                                                                              206,962
                                                                        -------------

MUNICIPAL BONDS -- 0.2%
MUNICIPAL BONDS -- 0.2%
New Jersey Economic Development Authority, Series A
 7.43% 2029...........................................         40,000          42,037
                                                                        -------------

U.S. GOVERNMENT & AGENCIES -- 11.9%
U.S. GOVERNMENT & AGENCIES -- 11.9%
Federal National Mortgage Association 5.50% 2011......         86,057          82,533
Federal National Mortgage Association 7.00% 2023......         10,000           9,387
Federal National Mortgage Association 7.00% 2027......         49,500          49,299
Federal National Mortgage Association 8.50% 2019......         35,000          38,019
Federal National Mortgage Association 9.00% 2026......         37,947          40,413
Federal National Mortgage Association 9.00% 2026......         39,590          42,065
Government National Mortgage Association 5.50% TBA....         80,000          79,925
Government National Mortgage Association 6.88% 2023...         21,332          21,955
Government National Mortgage Association 6.88% 2025...         43,562          44,706
Government National Mortgage Association 7.13% 2025...         20,284          20,873
Government National Mortgage Association 7.38% 2026...         22,972          23,718
Government National Mortgage Association 7.50% 2026...        344,563         350,483
Government National Mortgage Association 7.50% 2026...        112,934         114,874
Government National Mortgage Association 7.50% 2027...        360,441         372,606
Government National Mortgage Association 8.50% 2026...         22,051          23,071
Government National Mortgage Association 8.50% 2026...        489,694         512,343
Government National Mortgage Association 8.50% 2026...        478,254         500,374
United States Treasury Bonds 6.38% 2027...............        220,000         219,036
United States Treasury Notes 5.88% 1999...............        255,000         255,199
United States Treasury Notes 6.13% 2007...............         25,000          25,012
United States Treasury Notes 6.25% 2002...............         55,000          55,507
                                                                        -------------
                                                                            2,881,398
                                                                        -------------

UTILITIES -- 0.7%
ELECTRIC UTILITIES -- 0.7%
Arizona Public Services Co. 6.75% 2006................        160,000         160,381
                                                                        -------------
TOTAL BONDS & NOTES (cost $4,528,213).................                      4,598,428
                                                                        -------------


WARRANTS -- 0.0%                                           SHARES
-------------------------------------------------------------------------------------
INDUSTRIAL & COMMERCIAL -- 0.0%
MULTI-INDUSTRY -- 0.0%
Compagnie Generale des Eaux (cost $0).................             20              11
                                                                        -------------
TOTAL INVESTMENT SECURITIES (cost $19,728,349)........                     21,476,069
                                                                        -------------

                                                                ----------------

                                                          PRINCIPAL
REPURCHASE AGREEMENT -- 10.9%                              AMOUNT           VALUE
-------------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 10.9%
Agreement with Union Bank of Switzerland, bearing
 interest of 6.05% dated 9/30/97, to be repurchased
 10/01/97 in the amount of $2,641,444 and
 collateralized by $1,849,000 U.S. Treasury Notes
 12.00% due 8/15/13
 (cost $2,641,000)....................................  $   2,641,000   $   2,641,000
                                                                        -------------

TOTAL INVESTMENTS -- (cost $22,369,349)                   99.50%           24,117,069
Other assets less liabilities --                            0.5               116,031
                                                        -------         -------------
NET ASSETS --                                            100.00%        $  24,233,100
                                                        -------         -------------
                                                        -------         -------------

-------------

+   Non-income producing securities

*  Resale restricted to qualified institutional buyers

ADR -- American Depository Receipt

GDR -- Global Depository Receipt

SEK -- Swedish Krona

TBA -- Securities purchased on a forward commitment with an approximate principal amount and no definitive maturity date. The actual principal amount and maturity date will be determined upon settlement date.

OPEN FORWARD FOREIGN CURRENCY CONTRACTS
----------------------------------------------------------------------------------------
                                                                              GROSS
           CONTRACT                      IN               DELIVERY          UNREALIZED
          TO DELIVER                EXCHANGE FOR            DATE           APPRECIATION
----------------------------------------------------------------------------------------
*JPY                9,000,000         USD    81,213          11/20/97     $       6,081
*JPY                5,475,000         USD    48,893          11/20/97             3,187
                                                                                -------
                                                                                  9,268
                                                                                -------


                                                                              GROSS
                                                                            UNREALIZED
                                                                           DEPRECIATION
----------------------------------------------------------------------------------------
*USD                   48,217       JPY   5,475,000          11/20/97            (2,511)
*USD                   79,260       JPY   9,000,000          11/20/97            (4,127)
USD                    87,237         FRF   540,000          02/11/98            (4,552)
USD                   185,623        FRF  1,100,000          02/11/98            (1,356)
                                                                                -------
                                                                                (12,548)
                                                                                -------
Net Unrealized Depreciation..........................................     $      (3,280)
                                                                                -------
                                                                                -------

-------------

* Represents open forward foreign currency and offsetting open forward foreign currency contracts that do not have additional market risk but have continued counterparty settlement risk

FRF -- French Franc
JPY -- Japanese Yen
USD -- United States Dollar

See Notes to Financial Statements

----------------
46

------------------

SEASONS SERIES TRUST
STOCK PORTFOLIO                       INVESTMENT PORTFOLIO -- SEPTEMBER 30, 1997

                                                                     (UNAUDITED)

COMMON STOCK -- 94.4%                      SHARES       VALUE
----------------------------------------------------------------
CONSUMER DISCRETIONARY -- 6.5%
APPAREL & TEXTILES -- 0.2%
Louis Vuitton...........................        210  $    44,636

HOUSING -- 0.8%
Masco Corp. ............................      3,300      151,181

RETAIL -- 5.5%
Circuit City Stores, Inc.+ .............        700       28,219
Corporate Express, Inc.+ ...............      4,000       84,500
CVS Corp. ..............................      1,707       97,086
Dillards, Inc. .........................      2,900      127,056
Hennes & Mauritz AB, Class B............      2,000       87,381
Home Depot, Inc. .......................      2,500      130,312
Kohl's Corp.+ ..........................      1,400       99,400
Safeway, Inc.+ .........................      3,200      174,000
Tag Heuer International SA ADR+ ........     11,600      153,700
Wal-Mart Stores, Inc. ..................      3,600      131,850
                                                     -----------
                                                       1,309,321
                                                     -----------

CONSUMER STAPLES -- 5.1%
FOOD, BEVERAGE & TOBACCO -- 3.4%
Hershey Foods Corp. ....................        700       39,550
PepsiCo, Inc. ..........................      5,100      206,869
Philip Morris Cos., Inc. ...............      6,900      286,781
Sara Lee Corp. .........................      2,800      144,200

HOUSEHOLD PRODUCTS -- 1.7%
Kimberly-Clark Corp. ...................      3,200      156,600
Kimberly-Clark de Mexico SA de CV ADR...     14,800       77,429
Procter & Gamble Co. ...................      1,600      110,500
                                                     -----------
                                                       1,021,929
                                                     -----------

ENERGY -- 3.8%
ENERGY SERVICES -- 2.6%
Halliburton Co. ........................      2,100      109,200
Royal Dutch Petroleum Co. ..............      6,000      333,000
Schlumberger Ltd. ......................      1,100       92,606

ENERGY SOURCES -- 1.2%
Cooper Cameron Corp.+ ..................        800       57,450
Mobil Corp. ............................      2,400      177,600
                                                     -----------
                                                         769,856
                                                     -----------

                                                                ----------------

COMMON STOCK (CONTINUED)                   SHARES       VALUE
----------------------------------------------------------------
FINANCE -- 18.4%
BANKS -- 5.8%
Barnett Banks, Inc. ....................      1,200  $    84,900
BCA Fideuram SpA........................     24,000      100,107
Citicorp................................      1,500      200,906
First Union Corp.+ .....................      1,800       90,113
Mellon Bank Corp. ......................      1,300       71,175
Northern Trust Corp. ...................      1,900      112,338
Norwest Corp. ..........................      2,900      177,625
Toronto Dominion Bank...................      3,900      133,087
Wells Fargo & Co. ......................        700      192,500

FINANCIAL SERVICES -- 6.1%
Federal Home Loan Mortgage Corp. .......     17,100      602,775
Federal National Mortgage Association...      6,200      291,400
H&R Block, Inc. ........................      3,500      135,187
SLM Holding Corp. ......................        300       46,350
Travelers Group, Inc. ..................      2,200      150,150

INSURANCE -- 6.5%
Ace Ltd. ...............................      4,500      423,000
Aetna, Inc. ............................        700       57,006
Exel Ltd. ORD...........................      1,900      113,169
Fairfax Financial Holdings Ltd.+ .......        460      127,477
Mutual Risk Management Ltd. ............      3,100      157,519
Partner Residential Holding Corp. ......        800       34,450
St. Paul Cos., Inc. ....................      1,600      130,500
UNUM Corp. .............................      5,900      269,188
                                                     -----------
                                                       3,700,922
                                                     -----------

HEALTHCARE -- 11.4%
DRUGS -- 7.7%
American Home Products Corp. ...........      1,700      124,100
Amgen, Inc.+ ...........................      1,400       67,113
Astra AB, Class B.......................      5,966      105,363
Biogen, Inc.+ ..........................      2,100       68,119
Bristol-Myers Squibb Co. ...............      2,000      165,500
Genentech, Inc.+ .......................      2,600      151,125
Johnson & Johnson.......................      1,400       80,675
Merck & Co., Inc. ......................      2,300      229,856
Novartis AG ADR.........................        133      203,926
Pfizer, Inc. ...........................      3,800      228,237
Warner-Lambert Co. .....................      1,000      134,938

HEALTH SERVICES -- 1.5%
HEALTHSOUTH Corp.+ .....................      6,400      170,800
Pacificare Health Systems, Inc., Class
 B+ ....................................        900       61,313
United Healthcare Corp. ................      1,300       65,000

MEDICAL PRODUCTS -- 2.2%
Baxter International, Inc. .............      2,400      125,400
Boston Scientific Corp.+ ...............      1,200       66,225
Medtronic, Inc. ........................      2,600      122,200

----------------
48

COMMON STOCK (CONTINUED)                   SHARES       VALUE
----------------------------------------------------------------
HEALTHCARE (CONTINUED)
MEDICAL PRODUCTS (CONTINUED)
Tenet Healthcare Corp.+ ................      4,300  $   125,237
                                                     -----------
                                                       2,295,127
                                                     -----------

INDUSTRIAL & COMMERCIAL -- 14.3%
AEROSPACE & MILITARY TECHNOLOGY -- 1.4%
AlliedSignal, Inc. .....................      6,700      284,750

BUSINESS SERVICES -- 4.6%
CUC International, Inc.+ ...............      7,400      229,400
Hagemeyer NV............................      1,000       50,997
Ikon Office Solutions, Inc. ............      3,200       81,800
Newmont Mining Corp. ...................      3,600      161,775
Rentokil Initial PLC+ ..................     29,500      121,776
Service Corp. International.............      3,400      109,438
United Engineers Bhd. ..................     12,000       38,468
USA Waste Services, Inc.+ ..............      3,000      119,625

MACHINERY -- 3.3%
Danaher Corp. ..........................      6,700      388,600
Teleflex, Inc. .........................      4,300      148,887
TriMas Corp. ...........................      3,600      109,800

MULTI-INDUSTRY -- 4.6%
Berkshire Hathaway, Inc. ...............          6      268,800
Swire Pacific Ltd., Class A.............      8,000       61,256
Tomkins PLC.............................     45,000      252,518
Tyco International Ltd. ................      3,173      260,384
Unilever NV.............................        400       85,050

TRANSPORTATION -- 0.4%
Tranz Rail Holdings, Inc. ..............      5,000       82,500
                                                     -----------
                                                       2,855,824
                                                     -----------

INFORMATION & ENTERTAINMENT -- 8.3%
BROADCASTING & MEDIA -- 4.6%
Elsevier NV.............................      3,700       53,726
Interpublic Group of Cos., Inc. ........      3,050      156,503
Modern Times Group AB+ .................      1,500       11,862
Reuters Holdings PLC ADR................        900       64,125
Tribune Co. ............................      3,700      197,256
Ver Ned Uitgevers.......................      8,600      199,628
Vodafone Group PLC......................     13,300       71,416
Vodafone Group PLC ADR..................      3,300      177,375

ENTERTAINMENT PRODUCTS -- 0.7%
Mattel, Inc. ...........................      4,300      142,438

LEISURE & TOURISM -- 3.0%
Carnival Corp., Class A.................      2,900      134,125
Disney (Walt) Co. ......................      2,600      209,625
Granada Group PLC.......................      7,500      105,881
Hutchison Whampoa Ltd. .................      9,000       88,686

                                                                ----------------

COMMON STOCK (CONTINUED)                   SHARES       VALUE
----------------------------------------------------------------
INFORMATION & ENTERTAINMENT (CONTINUED)
LEISURE & TOURISM (CONTINUED)
McDonald's Corp. .......................      1,500  $    71,437
                                                     -----------
                                                       1,684,083
                                                     -----------

INFORMATION TECHNOLOGY -- 22.2%
BROADCASTING & MEDIA -- 0.7%
Grupo Lusacell SA, Series D ADR+ .......     11,200      140,000

COMMUNICATION EQUIPMENT -- 3.3%
3Com Corp.+ ............................      4,000      205,000
Cisco Systems, Inc.+ ...................      2,400      175,350
Cox Communications, Inc., Class A+ .....      3,300       90,956
Telecomunicacoes Brasileras SA ADR......      1,000      128,750
WorldCom, Inc.+ ........................      4,800      169,800

COMPUTERS & BUSINESS EQUIPMENT -- 2.2%
Automatic Data Processing, Inc. ........      2,700      135,000
Compaq Computer Corp.+ .................        300       22,425
Dell Computer Corp.+ ...................        800       77,500
EMC Corp.+ .............................        800       46,700
Hewlett-Packard Co. ....................      2,300      159,994

ELECTRONICS -- 8.5%
Analog Devices, Inc.+ ..................      3,400      113,900
General Electric Co. ...................      8,400      571,725
Getronics NV+ ..........................      2,800       87,645
Intel Corp. ............................      2,500      230,781
Linear Technology Corp. ................      2,700      185,625
Maxim Integrated Products, Inc.+ .......      2,900      207,169
Molex, Inc. Class A.....................      2,325       94,744
Motorola, Inc. .........................      1,700      122,187
National Semiconductor Corp.+ ..........      1,700       69,700
Xilinx, Inc.+ ..........................        600       30,375

SOFTWARE -- 6.8%
BMC Software, Inc.+ ....................      4,000      259,000
First Data Corp. .......................      6,900      259,181
McAfee Associates, Inc.+ ...............      2,800      148,400
Microsoft Corp.+ .......................      2,100      277,856
Oracle Systems Corp.+ ..................      5,750      209,516
Parametric Technology Corp.+ ...........      4,800      211,800

TELECOMMUNICATIONS -- 0.2%
Ericsson (L.M.) Telecommunications Co.,
 Class B ADR............................        700       33,556
                                                     -----------
                                                       4,464,635
                                                     -----------

MATERIALS -- 1.1%
CHEMICALS -- 0.5%
Great Lakes Chemical Corp. .............      2,000       98,625

METALS & MINERALS -- 0.6%
Anglo American Platinum Corp. Ltd. .....      3,800       65,812
Pohang Iron & Steel Co., Ltd. ADR.......        300        7,725

----------------
50

COMMON STOCK (CONTINUED)                   SHARES       VALUE
----------------------------------------------------------------

MATERIALS (CONTINUED)
METALS & MINERALS (CONTINUED)
Rustenburg Platinum Holdings Ltd. ADR...      2,900  $    50,247
                                                     -----------
                                                         222,409
                                                     -----------
REAL ESTATE -- 1.7%
REAL ESTATE COMPANIES -- 0.5%
Security Capital US Realty+ ............      7,000      104,300
REAL ESTATE INVESTMENT TRUSTS -- 1.2%
Starwood Lodging Trust..................      4,100      235,494
                                                     -----------
                                                         339,794
                                                     -----------
UTILITIES -- 1.6%
TELEPHONE -- 1.6%
AT&T Corp. .............................      2,400      106,350
Telecel-Comunicacaoes Pessoais SA+ .....      2,100      170,390
Telecom Italia Mobile SpA...............      6,200       24,604
Telecom Italia SpA......................      4,139       16,101
                                                     -----------
                                                         317,445
                                                     -----------
TOTAL INVESTMENT SECURITIES (cost
 $16,724,225)...........................              18,981,345
                                                     -----------


                                          PRINCIPAL
SHORT-TERM SECURITIES -- 6.9%              AMOUNT
----------------------------------------------------------------
CORPORATE SHORT-TERM NOTES -- 3.7%
Ciesco L.P. 5.50% due 11/18/97..........  $ 350,000      347,433
Delaware Funding Corp. 5.52% due
 10/15/97...............................    274,000      273,412
General Electric Capital Corp. 5.51% due
 11/03/97...............................    125,000      124,369
                                                     -----------
                                                         745,214
                                                     -----------
FEDERAL AGENCY OBLIGATIONS -- 3.2%
Federal Home Loan Mortgage Discount
 Notes 5.39% due 11/13/97...............    122,000      121,215
Federal Home Loan Mortgage Discount
 Notes 5.41% due 10/14/97...............     34,000       33,934
Federal Home Loan Mortgage Discount
 Notes 5.44% due 11/13/97...............     90,000       89,415
Federal National Mortgage Association
 Discount Notes 5.41% due 10/14/97......    110,000      109,785
Federal National Mortgage Association
 Discount Notes 5.46% due 10/24/97......    204,000      203,288
Federal National Mortgage Association
 Discount Notes 5.46% due 10/29/97......     69,000       68,707
United States Treasury Bills 4.95% due
 11/13/97...............................     26,000       25,846
                                                     -----------
                                                         652,190
                                                     -----------
TOTAL SHORT-TERM SECURITIES (cost
 $1,397,404)............................               1,397,404
                                                     -----------

TOTAL INVESTMENTS --
  (cost $18,121,629)                     101.3 %      20,378,749
Liabilities in excess of other assets
  --                                      (1.3)         (263,170)
                                         ------      -----------
NET ASSETS --                            100.00%     $20,115,579
                                         ------      -----------
                                         ------      -----------

------------
+   Non-income producing securities
*  Resale restricted to qualified institutional buyers
ADR -- American Depository Receipt

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997 (UNAUDITED)

                                                                  MULTI-       MULTI-                      ASSET
                                                     MULTI-       MANAGED      MANAGED      MULTI-      ALLOCATION:
                                                     MANAGED     MODERATE      INCOME/      MANAGED     DIVERSIFIED
                                                     GROWTH       GROWTH       EQUITY       INCOME        GROWTH          STOCK
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investment securities, at value*.................  $13,451,805  $14,108,017  $10,342,564  $ 8,424,961  $ 21,476,069    $18,981,345
Short-term securities*...........................    1,202,000    1,139,000      200,000       25,000            --      1,397,404
Repurchase agreements (cost equals market).......      880,000    1,284,000    1,494,000      926,000     2,641,000             --
Cash.............................................       93,925       76,983       31,021        8,070        15,177            793
Foreign currency.................................        7,082       12,217       15,121       19,153        12,888            179
Receivables for --
  Sales of investments...........................      158,504      240,572      271,879      293,540       356,489         39,162
  Foreign currency contracts.....................      121,387      212,432      257,950      288,291        43,305         35,853
  Fund shares sold...............................       84,917       42,333       45,288       34,172        96,525         82,864
  Dividends and accrued interest.................       55,028       93,738       98,919      104,621        89,408         27,435
Deferred organizational expenses.................       14,596       14,596       14,596       14,596        14,596         14,596
Due from adviser.................................        6,189        6,183        7,330        7,924        10,661          4,341
Prepaid expenses.................................          125          131          121           78           197            165
Unrealized appreciation on forward foreign
  currency
  contracts......................................           95           65           50           30         9,268             --
                                                   -------------------------------------------------------------------------------
                                                    16,075,653   17,230,267   12,778,839   10,146,436    24,765,583     20,584,137
                                                   -------------------------------------------------------------------------------
LIABILITIES:
Payables for --
  Purchases of investments.......................      854,065      858,916      505,699      404,963       435,837        394,723
  Foreign currency contracts.....................      120,961      211,688      257,045      287,280        43,491         36,086
  Management fees................................       10,159       10,201        7,413        5,545        15,408         12,812
  Fund shares redeemed...........................          574          616          587          360           984            815
Other accrued expenses...........................       23,033       22,945       20,020       18,378        24,215         24,122
Unrealized depreciation on forward foreign
  currency
  contracts......................................       15,252       17,978       17,603       18,049        12,548             --
                                                   -------------------------------------------------------------------------------
                                                     1,024,044    1,122,344      808,367      734,575       532,483        468,558
                                                   -------------------------------------------------------------------------------
NET ASSETS.......................................  $15,051,609  $16,107,923  $11,970,472  $ 9,411,861  $ 24,233,100    $20,115,579
                                                   -------------------------------------------------------------------------------
                                                   -------------------------------------------------------------------------------
Shares of beneficial interest outstanding
  (unlimited shares authorized)..................    1,244,273    1,362,068    1,068,831      857,296     2,086,410      1,604,205
Net asset value per share........................       $12.10       $11.83       $11.20       $10.98        $11.61         $12.54
                                                   -------------------------------------------------------------------------------
                                                   -------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Capital paid in..................................  $13,414,951  $14,574,353  $11,105,743  $ 8,757,941  $ 21,997,138    $17,565,423
Accumulated undistributed net investment
  income.........................................       72,266      114,646      151,137      164,736       185,026         28,458
Accumulated undistributed net realized gain on
  investments....................................      292,582      255,690      121,991       99,379       306,540        264,385
Unrealized appreciation on investments...........    1,286,657    1,180,578      608,448      406,887     1,747,720      2,257,120
Unrealized foreign exchange gain (loss) on other
  assets and liabilities.........................      (14,847)     (17,344)     (16,847)     (17,082)       (3,324)           193
                                                   -------------------------------------------------------------------------------
                                                   $15,051,609  $16,107,923  $11,970,472  $ 9,411,861  $ 24,233,100    $20,115,579
                                                   -------------------------------------------------------------------------------
                                                   -------------------------------------------------------------------------------

---------------
* Cost
  Investment securities..........................  $12,165,148  $12,927,439  $ 9,734,116  $ 8,018,074  $ 19,728,349    $16,724,225
                                                   -------------------------------------------------------------------------------
                                                   -------------------------------------------------------------------------------

  Short-term securities..........................  $ 1,202,000  $ 1,139,000  $   200,000  $    25,000  $         --    $ 1,397,404
                                                   -------------------------------------------------------------------------------
                                                   -------------------------------------------------------------------------------

See Notes to Financial Statements

----------------
52

----------------

SEASONS SERIES TRUST
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED SEPTEMBER 30, 1997 (UNAUDITED)

                                                                      MULTI-      MULTI-                     ASSET
                                                          MULTI-     MANAGED     MANAGED       MULTI-     ALLOCATION:
                                                         MANAGED     MODERATE    INCOME/      MANAGED     DIVERSIFIED
                                                          GROWTH      GROWTH      EQUITY       INCOME       GROWTH        STOCK
----------------------------------------------------------------------------------------------------------------------------------
INCOME:
  Interest............................................  $  109,832  $  154,053  $ 183,977    $ 194,521    $  150,681    $   29,332
  Dividends...........................................      18,541      16,064     10,625        6,053       123,357        73,605
                                                        --------------------------------------------------------------------------
    Total income*.....................................     128,373     170,117    194,602      200,574       274,038       102,937
                                                        --------------------------------------------------------------------------
EXPENSES:
  Management fees.....................................      38,709      38,967     30,899       26,033        62,529        52,320
  Custodian fees......................................      14,407      14,374     13,831       13,200        25,236        14,205
  Auditing fees.......................................      11,205      11,205     10,175        9,145        12,860        11,830
  Reports to investors................................       4,665       4,725      3,820        2,975         6,855         5,950
  Legal fees..........................................       2,579       2,579      2,491        2,403         2,755         2,623
  Amortization of organizational expenses.............         640         640        640          640           640           640
  Trustees' fees......................................         313         313        269          257           570           514
  Other expenses......................................         823         823        823          823           823           823
                                                        --------------------------------------------------------------------------
    Total expenses before reimbursement...............      73,341      73,626     62,948       55,476       112,268        88,905
    Expenses reimbursed by the investment adviser.....     (17,234)    (18,155)   (19,483)     (19,638)      (23,256)      (14,426)
                                                        --------------------------------------------------------------------------
Net investment income.................................      72,266     114,646    151,137      164,736       185,026        28,458
                                                        --------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCIES:
  Net realized gain on investments....................     289,667     248,776    114,736       89,716       301,569       268,785
  Net realized foreign exchange gain (loss) on
    other assets and liabilities......................       2,915       6,914      7,255        9,663         4,971        (4,400)
  Change in unrealized appreciation/depreciation
    on investments....................................   1,286,657   1,180,578    608,448      406,887     1,747,720     2,257,120
  Change in unrealized foreign exchange gain/loss
    on other assets and liabilities...................     (14,847)    (17,344)   (16,847)     (17,082)       (3,324)          193
                                                        --------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investments
  and foreign currencies..............................   1,564,392   1,418,924    713,592      489,184     2,050,936     2,521,698
                                                        --------------------------------------------------------------------------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS...........................  $1,636,658  $1,533,570  $ 864,729    $ 653,920    $2,235,962    $2,550,156
                                                        --------------------------------------------------------------------------
                                                        --------------------------------------------------------------------------

---------------
* Net of foreign withholding taxes on interest and
  dividends of........................................  $      327  $      255  $     146    $      53    $    3,622    $    2,519
                                                        --------------------------------------------------------------------------
                                                        --------------------------------------------------------------------------

See Notes to Financial Statements

                                                                ----------------

----------------

SEASONS SERIES TRUST
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED SEPTEMBER 30, 1997 (UNAUDITED)

                                                                   MULTI-       MULTI-                     ASSET
                                                      MULTI-       MANAGED      MANAGED      MULTI-     ALLOCATION:
                                                      MANAGED     MODERATE      INCOME/     MANAGED     DIVERSIFIED
                                                      GROWTH       GROWTH       EQUITY       INCOME       GROWTH          STOCK
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income.............................  $    72,266  $   114,646  $   151,137  $  164,736  $    185,026    $    28,458
Net realized gain on investments..................      289,667      248,776      114,736      89,716       301,569        268,785
Net realized foreign exchange gain (loss) on
  other assets and liabilities....................        2,915        6,914        7,255       9,663         4,971         (4,400)
Change in unrealized appreciation/depreciation
  on investments..................................    1,286,657    1,180,578      608,448     406,887     1,747,720      2,257,120
Change in unrealized foreign exchange gain/loss
  on other assets and liabilities.................      (14,847)     (17,344)     (16,847)    (17,082)       (3,324)           193
                                                    ------------------------------------------------------------------------------
Net increase in net assets resulting from
  operations......................................    1,636,658    1,533,570      864,729     653,920     2,235,962      2,550,156
                                                    ------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold.........................   13,642,629   14,749,732   11,180,065   8,816,050    22,190,929     18,345,542
Cost of shares repurchased........................     (227,678)    (175,379)     (74,322)    (58,109)     (193,791)      (780,119)
                                                    ------------------------------------------------------------------------------
Net increase in net assets resulting from capital
  share transactions..............................   13,414,951   14,574,353   11,105,743   8,757,941    21,997,138     17,565,423
                                                    ------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS......................   15,051,609   16,107,923   11,970,472   9,411,861    24,233,100     20,115,579

NET ASSETS:
Beginning of period...............................            0            0            0           0             0              0
                                                    ------------------------------------------------------------------------------
End of period.....................................  $15,051,609  $16,107,923  $11,970,472  $9,411,861  $ 24,233,100    $20,115,579
                                                    ------------------------------------------------------------------------------
                                                    ------------------------------------------------------------------------------

---------------
Accumulated undistributed net investment income...  $    72,266  $   114,646  $   151,137  $  164,736  $    185,026    $    28,458
                                                    ------------------------------------------------------------------------------
                                                    ------------------------------------------------------------------------------

Shares issued and repurchased:
Sold..............................................    1,263,766    1,377,322    1,075,680     862,751     2,103,707      1,670,466
Repurchased.......................................      (19,493)     (15,254)      (6,849)     (5,455)      (17,297)       (66,261)
                                                    ------------------------------------------------------------------------------
Net increase......................................    1,244,273    1,362,068    1,068,831     857,296     2,086,410      1,604,205
                                                    ------------------------------------------------------------------------------
                                                    ------------------------------------------------------------------------------

See Notes to Financial Statements

----------------
54

----------------

SEASONS SERIES TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. DESCRIPTION OF BUSINESS: Seasons Series Trust ("the Trust"), organized as a Massachusetts business trust on October 10, 1995, is an open-end, management investment company. It was established to provide a funding medium for certain annuity contracts issued by Variable Annuity Account Five (the "Account"), a separate account of Anchor National Life Insurance Company (the "Life Company"), organized under the laws of the state of Arizona.

The Trust currently issues six separate series of shares ("Portfolios"), each of which represents a separate managed portfolio of securities with its own investment objective. All shares may be purchased or redeemed by the Account at net asset value without any sales or redemption charge.

The investment objectives for each portfolio are as follows:

The MULTI-MANAGED GROWTH PORTFOLIO seeks long-term growth of capital.

The MULTI-MANAGED MODERATE GROWTH PORTFOLIO seeks long-term growth of capital, with capital preservation as a secondary objective.

The MULTI-MANAGED INCOME/EQUITY PORTFOLIO seeks conservation of principal while maintaining some potential for long-term growth of capital.

The MULTI-MANAGED INCOME PORTFOLIO seeks capital preservation.

The ASSET ALLOCATION: DIVERSIFIED GROWTH PORTFOLIO seeks capital appreciation. The STOCK PORTFOLIO seeks long-term capital appreciation, and secondarily, increasing dividend income through investments primarily in well-established growth companies.

SunAmerica Asset Management Corp. ("SunAmerica" or the "Adviser"), an indirect, wholly owned subsidiary of the Life Company, serves as investment adviser for all the Portfolios of the Trust. Janus Capital Corporation ("Janus") and Wellington Management Company, LLP ("WMC") both serve as subadvisers for each of the Multi-Managed Portfolios. Each of Janus and WMC is responsible for managing one particular portion of the assets (each, a "Managed Component" or "component") of each of the Multi-Managed Portfolios, subject to the supervision of SunAmerica. Putnam Investment Management, Inc. ("Putnam") serves as subadviser for the Asset Allocation: Diversified Growth Portfolio and will be responsible for managing the Portfolio, subject to the supervision of SunAmerica. T. Rowe Price Associates, Inc. ("T. Rowe Price") serves as subadviser for the Stock Portfolio and will be responsible for managing the Portfolio, subject to the supervision of SunAmerica. (Janus, WMC, Putnam and T. Rowe Price are referred to herein individually as a "Subadviser," and collectively as the "Subadvisers.") In addition to being responsible for overall supervision of each Portfolio, SunAmerica manages one or more particular components of each of the Multi-Managed Portfolios.

Each Multi-Managed Portfolio is organized as a "non-diversified" Portfolio of the Trust (as such term is defined under the Investment Company Act of 1940, as amended), subject, however, to certain tax diversification requirements.

Investments in each Multi-Managed Portfolio (and redemption requests) will be allocated among the Managed Components of such Portfolio as described in the chart below. The Trust expects that differences in investment returns among the Managed Components of a Multi-Managed Portfolio will cause the actual percentage of the Portfolio's assets allocated to each component to vary from the target allocation over the course of a calendar quarter. Accordingly, the assets of each Multi-Managed Portfolio will be reallocated or "rebalanced" among the Managed Components on at least a quarterly basis to restore the target allocations for such Portfolio.

                           Managed Components As a Target Percentage
                                of each Multi-Managed Portfolio
                 --------------------------------------------------------------
                   SunAmerica/                                        WMC/
                   Aggressive        Janus/        SunAmerica/        Fixed
                     Growth          Growth         Balanced         Income
   PORTFOLIO        component       component       component       component
---------------  ---------------  -------------  ---------------  -------------
Multi-Managed
  Growth
  Portfolio               20%             40%             20%             20%
Multi-Managed
  Moderate
  Growth
  Portfolio               18%             28%             18%             36%
Multi-Managed
  Income/
  Equity
  Portfolio                0%             18%             28%             54%
Multi-Managed
  Income
  Portfolio                0%              8%             17%             75%

2. SIGNIFICANT ACCOUNTING POLICIES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. In the opinion of management of the Trust, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Trust at September 30, 1997, and the results of its operations, the changes in its net assets and its financial highlights for the period then ended. The following is a summary of the significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

SECURITY VALUATIONS: Stocks are stated at value based upon closing sales prices reported on recognized securities exchanges or, for listed securities having no sales reported and for unlisted securities, upon last-reported bid prices. Nonconvertible bonds, debentures, other long-term debt securities, and short-term securities with original or remaining maturities in excess of 60 days are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, an over-the-counter or exchange quotation at the mean of representative bid or asked prices may be used. Securities traded primarily on securities exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last reported bid price. If a security's price is available from more than one foreign exchange, a portfolio uses the exchange that is the primary market for the security. Futures contracts are valued at the last sale price established each day by the board of trade or exchange on which they are traded. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Trust if acquired within 60 days of maturity or, if already held by the Trust on the 60th day, are amortized to maturity based on the value determined on the 61st day. Securities for which quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust's Trustees.

FOREIGN CURRENCY TRANSLATION: The books and records of the Trust are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar.

The Trust does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at fiscal year-end. Similarly, the Trust does not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include realized foreign exchange gains and losses from currency gains or losses between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Trust's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rate.

SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: As is customary in the mutual fund industry, securities transactions are recorded on a trade date basis. Interest income is accrued daily except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date. The Trust amortizes premiums and accretes discounts on fixed income securities, as well as those original issue discounts for which amortization is required for federal income tax purposes; gains and losses realized upon the sale of such securities are based on their identified cost. Portfolios which earn foreign income and capital gains may be subject to foreign withholding taxes at various rates.

Common expenses incurred by the Trust are allocated among the Portfolios based upon relative net assets or other appropriate allocation methods. In all other respects, expenses are charged to each Portfolio as incurred on a specific identification basis.

Dividends from net investment income and capital gain distributions, if any, are paid annually.

ORGANIZATIONAL EXPENSES: Costs incurred by the Adviser in connection with the organization and registration of the Trust amounted to $91,413. Organizational expenses are amortized on a straight line basis by each applicable Portfolio of the Trust over the period of benefit not to exceed 60 months from the date the respective Portfolio commenced operations.

3. OPERATING POLICIES:
REPURCHASE AGREEMENTS: The Trust's custodian takes possession of the collateral pledged for investments in repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Portfolios are permitted to participate in joint repo transactions with other affiliated investment companies.

As of September 30, 1997, the Multi-Managed Growth, Multi-Managed Moderate Growth, Multi-Managed Income/Equity, and Multi-Managed Income Portfolios had a
 .5%, .5%, .7%, and .1% undivided interest, respectively, which represented $495,000, $444,000, $674,000, and $91,000, respectively, in principal amount in a joint repo with PaineWebber, Inc. In addition, the Portfolios had .4%, .8%,
 .8%, and .8% undivided interest, respectively, which represented $385,000, $840,000, $820,000, and $835,000, respectively, in principal amount in a joint repo with Lehman Brothers, Inc. As of such date the repos in the joint accounts and the collateral therefore were as follows:

PaineWebber, Inc., bearing interest of 5.90% dated 9/30/97, in the principal amount of $98,661,000 repurchase price $98,667,169 due 10/01/97 collateralized by $50,000,000 U.S. Treasury Notes 6.25% due 4/30/01, $7,930,000 U.S. Treasury
Notes 7.375% due 11/15/97, $26,830,000 U.S. Treasury Bonds 11.25% due 2/15/15,
approximate aggregate value $100,662,448.

Lehman Brothers, Inc., bearing interest of 6.04% dated 9/30/97, in the principal amount of $100,970,000 repurchase price $100,986,941 due 10/01/97 collateralized by $222,305,000 U.S. Treasury Strip Bonds due 5/15/09, approximate aggregate value $106,639,709.

FORWARD FOREIGN CURRENCY CONTRACTS: Certain portfolios may enter into forward foreign currency contracts ("forward contracts") to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates or to enhance return. A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily using the forward rate and the change in market value is recorded by the Portfolio as unrealized gain or loss. On settlement date, the Portfolio records either realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Forward contracts involve elements of risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Trust bears the risk of an unfavorable change in the foreign exchange rate underlying the forward contract.

4. PORTFOLIO SECURITIES: The Trust intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and distribute all of its taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal tax provision is required.

The amounts of aggregate unrealized gain (loss) and the cost of investment securities, including short-term securities at September 30, 1997, were as follows:

                                                        MULTI-          MULTI-
                                        MULTI-          MANAGED         MANAGED
                                        MANAGED        MODERATE         INCOME/
                                        GROWTH          GROWTH          EQUITY
                                     -------------   -------------   -------------
Cost...............................  $  14,247,148   $  15,350,439   $  11,428,116
                                     -------------   -------------   -------------
                                     -------------   -------------   -------------
Aggregate unrealized
  gain.............................  $   1,382,656   $   1,252,402   $     647,630
Aggregate unrealized
  (loss)...........................        (95,999)        (71,824)        (39,182)
                                     -------------   -------------   -------------
Unrealized gain (loss), net........  $   1,286,657   $   1,180,578   $     608,448
                                     -------------   -------------   -------------
                                     -------------   -------------   -------------

                                                         ASSET
                                        MULTI-        ALLOCATION:
                                        MANAGED       DIVERSIFIED
                                        INCOME          GROWTH           STOCK
                                     -------------   -------------   -------------
Cost...............................  $   8,969,074   $ 22,369,349    $  18,121,629
                                     -------------   -------------   -------------
                                     -------------   -------------   -------------
Aggregate unrealized
  gain.............................  $     429,601   $  1,885,954    $   2,400,819
Aggregate unrealized
  (loss)...........................        (22,714)      (138,234)        (143,699)
                                     -------------   -------------   -------------
Unrealized gain (loss), net........  $     406,887   $  1,747,720    $   2,257,120
                                     -------------   -------------   -------------
                                     -------------   -------------   -------------

5. MANAGEMENT OF THE TRUST: The Trust, on behalf of each Portfolio, entered into an Investment Advisory and Management Agreement (the "Management Agreement") with SunAmerica to handle the Trust's day-to-day affairs, to provide investment advisory services, office space, and other facilities for the management of the affairs of the Trust, and to pay the compensation of certain officers of the Trust who are affiliated persons of SunAmerica.

Pursuant to the Management Agreement entered into between the Adviser and the Trust, on behalf of each Portfolio, each Portfolio pays the Adviser a fee, payable monthly, computed daily at the annual rates of .89% of average daily net assets ("Assets") for the Multi-Managed Growth Portfolio, .85% of Assets for the Multi-Managed Moderate Growth Portfolio, .81% of Assets for the Multi-

Managed Income/Equity Portfolio, .77% of Assets for the Multi-Managed Income Portfolio, .85% of Assets for the Asset Allocation: Diversified Growth Portfolio and .85% of Assets for the Stock Portfolio.

The Management Agreement authorizes SunAmerica to retain one or more subadvisers to make the investment decisions for the Portfolios, and to place the purchase and sale orders for portfolio transactions. The organizations below serve as Subadvisers to the portfolios pursuant to Subadvisory Agreements with SunAmerica. Each of the Subadvisers is independent of SunAmerica and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SunAmerica, which pays the Subadvisers' fees. All Subadvisory fees are payable by the Adviser to the respective Subadviser and do not increase Portfolio expenses.

Each Subadviser is paid monthly by SunAmerica a fee equal to a percentage of the Assets of the Portfolio allocated to the Subadviser. SunAmerica has agreed to pay Janus a composite fee of .60% on the first $200 million and .55% on Assets over $200 million, and WMC a composite fee of .225% on the first $100 million,
 .125% on the next $100 million and .10% on Assets over $200 million, in each case based on the aggregate Assets it manages in the four Multi-Managed Portfolios. In addition, SunAmerica has agreed to pay each of Putnam and T. Rowe Price a fee at the following annual rates, expressed as a percentage of the Assets of the respective Portfolio: with regard to the Asset Allocation:
Diversified Growth Portfolio, .55% on the first $150 million, .50% on the next $150 million, and .40% on Assets over $300 million; and Stock Portfolio, .50% on the first $40 million, and .40% on Assets over $40 million.

The Adviser has voluntarily agreed to waive fees or reimburse expenses, if necessary, to keep annual operating expenses at or below the following percentages of each of the Portfolio's Assets: Multi-Managed Growth Portfolio, 1.29%; Multi-Managed Moderate Growth Portfolio, 1.21%; Multi-Managed Income/Equity Portfolio, 1.14%; Multi-Managed Income Portfolio, 1.06%; Asset
Allocation: Diversified Growth Portfolio, 1.21%; and Stock Portfolio, 1.21%. The Adviser also may voluntarily waive or reimburse additional amounts to increase the investment return to a Portfolio's investors. The Adviser may terminate all such waivers and/or reimbursements at any time. Further, any waivers or reimbursements made by the Adviser with respect to a Portfolio are subject to recoupment from that Portfolio within the following two years, provided that the Portfolio is able to effect such payment to the Adviser and remain in compliance with the foregoing expense limitations.

6. PURCHASES AND SALES OF SECURITIES: Information with respect to purchases and sales of long-term securities for the period ended September 30, 1997 was as follows:

                                                        MULTI-          MULTI-
                                        MULTI-          MANAGED         MANAGED
                                        MANAGED        MODERATE         INCOME/
                                        GROWTH          GROWTH          EQUITY
                                     -------------   -------------   -------------
Purchases of portfolio
  securities.......................  $  15,823,504   $  16,544,203   $  11,270,130
Sales of portfolio
  securities.......................      4,518,540       4,316,550       1,731,006
U.S. government securities included
  above were as follows:
Purchases of U.S. government
  securities.......................      2,697,000       4,254,847       5,334,902
Sales of U.S. government
  securities.......................        207,615         178,439         442,347

                                                         ASSET
                                        MULTI-        ALLOCATION:
                                        MANAGED       DIVERSIFIED
                                        INCOME          GROWTH           STOCK
                                     -------------   -------------   -------------
Purchases of portfolio
  securities.......................  $  10,151,655   $ 34,210,203    $  18,577,015
Sales of portfolio securities......      2,182,278     14,730,474        2,282,000
U.S. government securities included
  above were as follows:
Purchases of U.S. government
  securities.......................      5,647,308     13,703,233               --
Sales of U.S. government
  securities.......................      1,241,237     10,876,718               --

----------------

SEASONS SERIES TRUST
FINANCIAL HIGHLIGHTS

SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

-------------------------------------------------------------------------------------------------------------------------

                                                                    DIVIDENDS
                                                                    DECLARED     DIVIDENDS     NET                  NET
            NET ASSET                 NET REALIZED &                FROM NET     FROM NET     ASSET               ASSETS
              VALUE        NET          UNREALIZED     TOTAL FROM    INVEST-     REALIZED     VALUE               END OF
  PERIOD    BEGINNING   INVESTMENT    GAIN(LOSS) ON    INVESTMENT     MENT        GAIN ON     END OF    TOTAL     PERIOD
  ENDED     OF PERIOD  INCOME(1)(2)    INVESTMENTS     OPERATIONS    INCOME     INVESTMENTS   PERIOD  RETURN(3)   (000'S)
-------------------------------------------------------------------------------------------------------------------------

                                             Multi-Managed Growth Portfolio

4/15/97-
9/30/97(5)   $10.00       $0.10           $2.00          $2.10           --           --      $12.10    21.00%    $15,052

                                         Multi-Managed Moderate Growth Portfolio
4/15/97-
9/30/97(5)    10.00        0.14            1.69           1.83           --           --      11.83     18.30      16,108

                                          Multi-Managed Income/Equity Portfolio
4/15/97-
9/30/97(5)    10.00        0.22            0.98           1.20           --           --      11.20     12.00      11,970

                                             Multi-Managed Income Portfolio
4/15/97-
9/30/97(5)    10.00        0.27            0.71           0.98           --           --      10.98      9.80       9,412

                                     Asset Allocation: Diversified Growth Portfolio
4/15/97-
9/30/97(5)    10.00        0.14            1.47           1.61           --           --      11.61     16.10      24,233

                                                     Stock Portfolio
4/15/97-
9/30/97(5)    10.00        0.03            2.51           2.54           --           --      12.54     25.40      20,116

----------
            ----------------------------------------------------

                           RATIO OF NET
              RATIO OF      INVESTMENT                 AVERAGE
            EXPENSES TO     INCOME TO                 COMMISSION
  PERIOD    AVERAGE NET    AVERAGE NET    PORTFOLIO      PER
  ENDED        ASSETS         ASSETS      TURNOVER     SHARE(4)
----------
            ----------------------------------------------------

                       Multi-Managed Growth Portfolio
4/15/97-
9/30/97(5)    1.29%(6)(7)    1.66%(6)(7)      63%       $.0505

                  Multi-Managed Moderate Growth Portfolio
4/15/97-
9/30/97(5)    1.21(6)(7)     2.50(6)(7)       58         .0477

                   Multi-Managed Income/Equity Portfolio
4/15/97-
9/30/97(5)    1.14(6)(7)     3.96(6)(7)       29         .0482

                       Multi-Managed Income Portfolio
4/15/97-
9/30/97(5)    1.06(6)(7)     4.87(6)(7)       38         .0578

               Asset Allocation: Diversified Growth Portfolio
4/15/97-
9/30/97(5)    1.21(6)(7)     2.52(6)(7)      113         .0306

                              Stock Portfolio
4/15/97-
9/30/97(5)    1.21(6)(7)     0.46(6)(7)       20         .0327

----------------------------------

(1) Calculated based upon average shares outstanding

(2) After fee waivers and expense reimbursements by the investment adviser

(3) Total return is not annualized and does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.

(4) The average commission per share is derived by dividing the agency commissions paid on equity securities trades by the number of shares purchased or sold.

(5) Unaudited

(6) Annualized

(7) During the period April 15, 1997 (commencement of operations) through September 30, 1997, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the Portfolios. If all fees and expenses had been incurred by the Portfolios, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been as follows:

                                                    EXPENSES (6)   NET INVESTMENT INCOME (6)
                                                    ------------   -------------------------
Multi-Managed Growth Portfolio....................      1.69%                1.26%
Multi-Managed Moderate Growth Portfolio...........      1.61                 2.10
Multi-Managed Income/Equity Portfolio.............      1.65                 3.45
Multi-Managed Income Portfolio....................      1.64                 4.29
Asset Allocation: Diversified Growth Portfolio....      1.53                 2.20
Stock Portfolio...................................      1.44                 0.23

See Notes to Financial Statements

                                                                ----------------
                                                                              59

                                        PART C
                                  OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  FINANCIAL STATEMENTS.

         Contained in Part A, the Prospectus:
         None

         Contained in Part B, the Statement of Additional Information:
         Unaudited financial statements


(b)  EXHIBITS.

    (1) Declaration of Trust. Incorporated by reference to Initial Registration Statement of Registrant, filed on July 23, 1996.


    (2) By-Laws. Incorporated by reference to Initial Registration Statement of Registrant, filed on July 23, 1996.

    (3)       Voting Trust Agreement.  Inapplicable.

    (4) Instrument Defining Rights of Shareholders. Incorporated by reference to Exhibits 1 and 2 to the Initial Registration Statement of Registrant, filed on July 23, 1996.


    (5)(a) Investment Advisory and Management Agreement between Registrant and SunAmerica Asset Management Corp. ("SAAMCo"). Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement of Registrant, filed on February 11, 1997.


       (b) Subadvisory Agreement between SAAMCo and Janus Capital Corporation. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement of Registrant, filed on
              February 11, 1997.


       (c) Subadvisory Agreement between SAAMCo and Wellington Management Company, LLP. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement of Registrant, filed on
              February 11, 1997.


       (d) Form of Subadvisory Agreement between SAAMCo and Putnam Investment Management, Inc. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement of Registrant, filed on February 11, 1997.


       (e) Subadvisory Agreement between SAAMCo and T. Rowe Price Associates, Inc. Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement of Registrant, filed on February 11, 1997.

    (6)       Distribution Agreement.  Inapplicable.

    (7)       Bonus, Profit Sharing, Pension or Similar Contracts.
              Inapplicable.

    (8) Custodian Agreement. Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement of Registrant, filed on March 31, 1997.

    (9) Fund Participation Agreement between Registrant and Anchor National Life Insurance Company, on behalf of itself and Variable Annuity Account Five.

    (10) Opinion and Consent of Counsel. Incorporated by reference to the Initial Registration Statement of Registrant filed on July 23, 1996.

    (11)      Consent of Independent Accountants. Inapplicable.

    (12)      Financial Statements. Omitted from Item 23. Inapplicable.

    (13)      Initial Capitalization Agreement.  Inapplicable.

    (14)      Model Plan.  Inapplicable.

    (15)      Rule 12b-1 Plan.  Inapplicable.

    (16)      Performance Computations.  Inapplicable.

    (17) Powers of Attorney. Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement of Registrant, filed on March 31, 1997.


    (27)      Financial Data Schedules (filed herewith)


ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    Anchor National Life Insurance Company, Anchor Pathway Fund, Anchor Series Trust, SunAmerica Inc., SunAmerica Life Insurance Company and SunAmerica Series Trust.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.

    As of September 30, 1997, the number of record holders of Seasons Series Trust was as follows:

         TITLE OF CLASS                     NUMBER OF RECORD HOLDERS

         Shares of Beneficial Interest                2,370


ITEM 27. INDEMNIFICATION.

    Article VI of the Registrant's By-Laws relating to the indemnification of officers and trustees is quoted below:

                                      ARTICLE VI
                                   INDEMNIFICATION

         The Trust shall provide any indemnification required by applicable law and shall indemnify trustees, officers, agents and employees as follows:

    (a) the Trust shall indemnify any Trustee or officer of the Trust who was or is a party or is threatened to be made a party of any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than action by or in the right of the Trust) by reason of the fact that such Person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, Trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such Person in connection with such action, suit or proceeding, provided such Person acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such Person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Person did not reasonably believe his or her actions to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such Person's conduct was unlawful.

    (b) The Trust shall indemnify any Trustee or officer of the Trust who was or is a part or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such Person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a Trustee, officer, employee or agent of another corporation, partnership, joint venture, Trust or other enterprise, against expenses (including attorneys' fees), actually and reasonably incurred by such Person in connection with the defense or settlement of such action or suit if such Person acted in good faith and in a manner such Person reasonably believed to be in or not opposed to the best interests of the Trust, except that no indemnification shall be made in respect of any claim, issue or matter as to which such Person shall have been adjudged to be liable for negligence or misconduct in the performance of such Person's duty to the Trust unless and only to the extent that the court in which such action or suit was brought, or any other court having jurisdiction in the premises, shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which such court shall deem proper.

    (c) To the extent that a Trustee or officer of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subparagraphs (a) or (b) above or in defense of any claim, issue or matter therein, such Person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such Person in connection therewith, without the necessity for the determination as to the standard of conduct as provided in subparagraph
    (d).

    (d) Any indemnification under subparagraph (a) or (b) (unless ordered by a court) shall be made by the Trust only as authorized in the specific case upon a determination that indemnification of the Trustee or officer is proper in view of the standard of conduct set forth in subparagraph (a) or
    (b). Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of Trustees who were disinterested and not parties to such action, suit or proceedings, or (ii) if such a quorum of disinterested Trustees so directs, by independent legal counsel in a written opinion, and any determination so made shall be conclusive and binding upon all parties.

    (e) Expenses incurred in defending a civil or criminal action, writ or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding, as authorized in the particular case, upon receipt of an undertaking by or on behalf of the Trustee or officer to repay such amount unless it shall ultimately be determined that such Person is entitled to be indemnified by the Trust as authorized herein. Such determination must be made by disinterested Trustees or independent legal counsel.

    Prior to any payment being made pursuant to this paragraph, a majority of quorum of disinterested, non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

    (f) Agents and employees of the Trust who are not Trustees or officers of the Trust may be indemnified under the same standards and procedures set forth above, in the discretion of the Board.


    (g) Any indemnification pursuant to this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled and shall continue as to a Person who has ceased to be a Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a Person.

    (h) Nothing in the Declaration or in these By-Laws shall be deemed to protect any Trustee or officer of the Trust against any liability to the Trust or to its Shareholders to which such Person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Person's office.

    (i) The Trust shall have power to purchase and maintain insurance on behalf of any Person against any liability asserted against or incurred by such Person, whether or not the Trust would have the power to indemnify such Person against such liability under the provisions of this Article. Nevertheless, insurance will not be purchased or maintained by the Trust if the purchase or maintenance of such insurance would result in the indemnification of any Person in contravention of any rule or regulation and/or interpretation of the Securities and Exchange Commission.

                             * * * * * * * * * * * * * *

         The Investment Advisory and Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties involved in the conduct of office on the part of the Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Adviser to perform or assist in the performance of its obligations under each Agreement) the Adviser shall not be subject to liability to the Trust or to any other person for any act or omission in the course of, or connected with, rendering services, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which each Agreement relates, except to the extent specified in Section 36(b) of the Investment Company Act of 1940 concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Certain of the Subadvisory Agreements provide for similar indemnification of the Subadviser by the Adviser.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28. BUSINESS AND OTHER CONNECTIONS OF ADVISER.

    SunAmerica Asset Management Corp. ("SAAMCo"), the Adviser of the Trust, is primarily in the business of providing investment management, advisory and administrative services. Reference is made to the most recent Form ADV and schedules thereto of SAAMCo on file with the Commission (File No. 801-19813) for a description of the names and employment of the directors and officers of SAAMCo and other required information.

    T. Rowe Price Associates, Inc., Janus Capital Corporation, Wellington Management Company, and Putnam Investment Management, Inc., the Subadvisers of certain of the Portfolios of the Trust, are primarily engaged in the business of rendering investment advisory services. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of T. Rowe Price Associates, Inc., Janus Capital Corporation, Wellington Management Company, and Putnam Investment Management, Inc. and other required information:

                                                 FILE NO.
    T. Rowe Price Associates, Inc.               801-856
    Janus Capital Corporation                    80-13991
    Wellington Management Company                801-15908
    Putnam Investment Management, Inc.           801-7974

ITEM 29. PRINCIPAL UNDERWRITERS.

    There is no Principal Underwriter for the Registrant.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

    State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian, transfer agent and dividend paying agent. It maintains books, records and accounts pursuant to the instructions of the Trust.

    SunAmerica Asset Management Corp., is located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. T. Rowe Price Associates, Inc. is located at 100 East Pratt Street, Baltimore, Maryland 21202.
    Janus Capital Corporation is located at 100 Fillmore Street, Suite 300, Denver, Colorado 80296-4923. Wellington Management Company is located at 75 State Street, Boston, Massachusetts 02109. Putnam Investment Management, Inc. is located at One Post Office Square, Boston, Massachusetts. Each of the Adviser and Subadvisers maintain the books, accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder.


ITEM 31. MANAGEMENT SERVICES.

    None.

ITEM 32. UNDERTAKINGS




    The Registrant will furnish each person to whom a Prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                      SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 28th day of October, 1997.

                                       SEASONS SERIES TRUST
                                       REGISTRANT

                                       By: /s/ Peter C. Sutton, Vice President
                                          ------------------------------------
                                          (Peter C. Sutton, Vice President)

    Pursuant to the requirement of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

    SIGNATURES                       TITLE                     DATE


           *                 Trustee, Chairman and        October 28, 1997
-------------------------    President (Principal
    James K. Hunt            Executive Officer)

           *                 Senior Vice President,       October 28, 1997
-------------------------    Treasurer and Controller
    Scott L. Robinson        Principal Financial and
                             Accounting Officer)

           *                 Trustee                      October 28, 1997
-------------------------
    Richard S. Barger

           *                                              October 28, 1997
-------------------------    Trustee
   Norman J. Metcalfe

           *                                              October 28, 1997
-------------------------    Trustee
      Allan L. Sher

           *                                              October 28, 1997
-------------------------    Trustee
   William M. Wardlaw



By: /s/ Robert M. Zakem                                   October 28, 1997
        -----------------------------------
        (Robert M. Zakem, Attorney-in-Fact)

                                  INDEX TO EXHIBITS


Exhibit
Number   Description
------   -----------


 (27)    Financial Data Schedules